FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-193376-03

March 10, 2014

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET
$927,464,814
(Approximate Total Mortgage Pool Balance)

$805,735,000
(Approximate Offered Certificates)

COMM 2014-LC15

Deutsche Mortgage & Asset Receiving Corporation Depositor

Ladder Capital Financial LLC German American Capital Corporation Natixis Real Estate Capital LLC Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities
Sole Bookrunner and Lead Manager

Natixis Securities Americas LLC	RBS	KeyBanc Capital Markets
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated March 10, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):
Sole Bookrunner & Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$927,464,814
Manager:		Number of Mortgage Loans:	48
Co-Managers:	Natixis Securities Americas LLC	Number of Mortgaged Properties:	197
	KeyBanc Capital Markets Inc.	Average Mortgage Loan Cut-off Date Balance:	$19,322,184
	RBS Securities, Inc.	Average Mortgaged Property Cut-off Date Balance:	$4,707,943
Mortgage Loan Sellers:	Ladder Capital Finance LLC (“LCF”) (43.7%),	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.48x
	German American Capital Corporation* (“GACC”)	Range of Mortgage Loan U/W NCF DSCR:	1.25x – 2.59x
	(37.7%), Natixis Real Estate Capital LLC (“Natixis”)	Weighted Avg Mortgage Loan Cut-off Date LTV(2):	66.3%
	(18.6%)	Range of Mortgage Loan Cut-off Date LTV(2):	38.5% – 75.2%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Weighted Avg Mortgage Loan Maturity Date or ARD LTV(2):	56.9%
Master Servicer:	Wells Fargo Bank, National Association	Range of Mortgage Loan Maturity Date or ARD LTV(2):	0.3% – 72.3%
Operating Advisor:	Situs Holdings, LLC	Weighted Avg U/W NOI Debt Yield:	10.2%
Special Servicer:	Rialto Capital Advisors, LLC	Range of U/W NOI Debt Yield:	7.9% – 23.0%
Certificate Administrator:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan
Trustee:	U.S. Bank National Association	Original Term to Maturity (months)(3):	112
Rating Agencies:	Moody’s Investors Service, Inc., DBRS, Inc. and	Weighted Avg Mortgage Loan
	Kroll Bond Rating Agency, Inc.	Remaining Term to Maturity (months)(3):	112
Determination Date:	The 6th day of each month, or if such 6th day is not a	Weighted Avg Mortgage Loan Seasoning (months):	1
	business day, the following business day,	% Mortgage Loans with Amortization for Full Term(4):	48.8%
	commencing in April 2014.	% Mortgage Loans with Partial Interest Only:	41.4%
Distribution Date:	4th business day following the Determination Date in	% of Mortgage Loans with Full Interest Only(5):	8.7%
	each month, commencing in April 2014.	% of Mortgage Loans with Full Amortization:	1.1%
Cut-off Date:	Payment Date in March 2014 (or related origination	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	96.9%
	date, if later). Unless otherwise noted, all Mortgage	% Mortgage Loans with Upfront or
	Loan statistics are based on balances as of the Cut-	Ongoing Replacement Reserves(6):	91.7%
	off Date.	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	66.2%
Settlement Date:	On or about March 25, 2014	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(7):	86.6%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,	% Mortgage Loans with Upfront Engineering Reserves:	41.8%
	with accrued interest.	% Mortgage Loans with Upfront or Ongoing Other Reserves:	55.7%
ERISA Eligible:	All of the Offered Certificates are expected to be	(1)	With respect to the One Kendall Square Loan, the 1760 Third Avenue Loan, the PennCap Portfolio Loan, the JL Holdings – Burger King Portfolio – 90 Loan and the McKinley Mall Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans. With respect to the JL Holdings – Burger King Portfolio – 90 Loan and the Moss-Bauer Apartments loan, LTV, DSCR and Debt Yield calculations do not include any related subordinate companion loans. With respect to the Moss-Bauer Apartments loan, the Cut-off Date LTV and debt yield calculations are calculated net of a $700,000 holdback reserve.
	ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	April 2047
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1%	(2)	With respect to the Greenway loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on an “As Stabilized” appraised value of $7.3 million which reflects the completion of renovations. At closing, the borrower reserved $383,000 to complete the renovations. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 81.6% and 67.2%, respectively.

		(3)	For the ARD loan, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
		(4)	Excludes loans that fully amortize during the loan term.
		(5)	Interest only through the maturity or anticipated repayment date.
		(6)	Includes FF&E Reserves.
		(7)	Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/DBRS/KBRA)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$50,244,000		30.000%(6)	2.74	1 - 58	46.4%	14.6%
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$126,105,000		30.000%(6)	4.90	58 - 60	46.4%	14.6%
Class A-SB	Aaa(sf) / AAA(sf) / AAA(sf)	$69,565,000		30.000%(6)	7.25	60 - 112	46.4%	14.6%
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$160,000,000		30.000%(6)	9.75	112 - 118	46.4%	14.6%
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$243,311,000		30.000%(6)	9.87	118 - 120	46.4%	14.6%
Class X-A(7)	Aaa(sf) / AAA(sf) / AAA(sf)	$706,031,000	(8)	N/A	N/A	N/A	N/A	N/A
Class A–M(9)(10)	Aaa(sf) / AAA(sf) / AAA(sf)	$56,806,000		23.875%	9.96	120 - 120	50.5%	13.4%
Class B(9)(10)	Aa3(sf) / AA(sf) / AA-(sf)	$66,084,000		16.750%	9.96	120 - 120	55.2%	12.3%
Class PEZ(9)(10)	A1(sf) / A(sf) / A-(sf)	$156,510,000		13.125%(6)	9.96	120 - 120	57.6%	11.7%
Class C(9)(10)	A3(sf) / A(sf) / A-(sf)	$33,620,000		13.125%(6)	9.96	120 - 120	57.6%	11.7%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/DBRS/KBRA)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	NR / AAA(sf) / AAA(sf)	$150,714,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR / AAA(sf) / NR	$70,719,814	(8)	N/A	N/A	N/A	N/A	N/A
Class D	NR / BBB(low)(sf) / BBB-(sf)	$51,010,000		7.625%	9.96	120 - 120	61.2%	11.0%
Class E	NR / BB(low)(sf) / BB-(sf)	$25,505,000		4.875%	9.96	120 - 120	63.1%	10.7%
Class F	NR / B(sf) / B(sf)	$11,594,000		3.625%	9.96	120 - 120	63.9%	10.6%
Class G	NR / NR / NR	$33,620,814		0.000%	10.34	120 - 180	66.3%	10.2%
(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A-4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A–M, Class B and Class C trust components represented by the Class PEZ Certificates. The pass-through rate on the Class A–M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A–M, Class B and Class C Certificates.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a certificate balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and the mortgage loans with anticipated repayment dates are repaid on their respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A-4 are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $33,620,000.

(7)
The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A-3, Class A-4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(8)
None of the Class X–A, Class X–B and Class X–C Certificates (the “Class X Certificates”) will have Certificate Balances. None of the Class X–A, Class X–B or Class X–C Certificates is entitled to distributions of principal. The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the Certificate Balances of each the Class B, Class C and Class D Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–C Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class E, Class F and Class G Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust

SUMMARY OF THE CERTIFICATES

(9)
Up to the full Certificate Balance of the Class A–M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A–M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A–M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $56,806,000, $66,084,000 and $33,620,000, respectively. The Class A–M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A–M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A–M, Class B and Class C trust components, respectively. The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A–M, Class B and Class C trust components. Following any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A–M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A–M, Class B and Class C trust component that is represented by the Class A–M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A–M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A–M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A–M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short–Term Certificate Principal Paydown Summary(1)(2)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	GACC	Value Place Richmond	Hospitality	$5,480,965	58	63.0%	2.09x	15.9%
A-1/A-2	Natixis	Briar Creek	Multifamily	$4,087,500	58	75.0%	1.45x	10.0%
A-2	Natixis	1760 Third Avenue	Multifamily	$75,000,000	59	66.4%	1.67x	7.9%
A-2/A-SB	LCF	GEM Hotel	Hospitality	$29,300,000	60	65.5%	1.52x	10.3%
A-2/A-SB	LCF	Arrowridge Business Park	Industrial	$8,450,000	60	74.8%	1.40x	11.0%
A-2/A-SB	Natixis	93 Palladium Way	Industrial	$5,260,000	60	60.5%	2.10x	15.1%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

(2)	With respect to the 1760 Third Avenue Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust

TRANSACTION HIGHLIGHTS

■	$927,464,814 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 48 fixed–rate commercial, multifamily and manufactured housing community loans that have an aggregate Cut–off Date Balance of $927,464,814 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $19,322,184 per Mortgage Loan and are secured by 197 Mortgaged Properties located throughout 23 states.

–	LTV: 66.3% weighted average Cut–off Date LTV and 56.9% weighted average Maturity Date or ARD LTV.

–	DSCR: 1.59x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.48x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 10.2% weighted average debt yield, based on Underwritten NOI. 9.6% weighted average debt yield, based on Underwritten NCF.

–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates in the aggregate, which are each rated Aaa(sf) / AAA(sf) / AAA(sf) by Moody’s/DBRS/KBRA.

■	Loan Structural Features:

–	Amortization: 91.3% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:

■	48.8% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity or ARD.

■	41.4% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity or ARD.

■	8.7% of the Mortgage Loans by Cut-off Date Balance are interest-only for the entire term or through the ARD.

■	1.1% of the Mortgage Loans by Cut–off Date Balance fully amortize during the term of the loan.

–	Hard Lockboxes: 69.8% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.

■
Cash Traps: 88.9% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than or equal to 1.05x, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:

■	Real Estate Taxes: 44 Mortgage Loans representing 96.9% of the total Cut–off Date Balance.

■	Insurance Reserves: 36 Mortgage Loans representing 66.2% of the total Cut–off Date Balance.

■	Replacement Reserves (Including FF&E Reserves): 41 Mortgage Loans representing 91.7% of the total Cut–off Date Balance.

■	Tenant Improvement / Leasing Commissions: 20 Mortgage Loans representing 86.6% of the total allocated Cut–off Date Balance of office, retail, industrial and mixed use properties only.

–	Defeasance: 86.2% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–	Yield Maintenance: 12.7% of the Mortgage Loans by Cut–off Date Balance permit prepayment only after a lockout period and prior to an open period with a Yield Maintenance Charge.

–
Defeasance or Yield Maintenance: 1.1% of the Mortgage Loans by Cut–off Date Balance permit yield maintenance, then either defeasance or prepayment with a Yield Maintenance Charge, in either case only after a lockout period and prior to an open period.

■	Multiple–Asset Types > 5.0% of the Total Pool:

–	Retail: 32.6% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties.

–	Multifamily: 19.2% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.

–	Hospitality: 13.8% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–	Mixed Use: 11.1% of the Mortgaged Properties by allocated Cut–off Date Balance are mixed use properties.

–	Office: 10.3% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Manufactured Housing Community: 9.2% of the Mortgaged Properties by allocated Cut–off Date Balance are manufactured housing community properties.

■
Geographic Diversity: The 197 Mortgaged Properties are located throughout 23 states with only two states having at least 10.0% by allocated Cut–off Date Balance: New York (24.0%) and Massachusetts (10.7%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1, Class A–2, Class A–3, Class A-4 and Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component) until the principal balance of the Class A–M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total principal balance of the Class A–M trust component, Class B trust component and Class C trust component and the Certificate Balances of the Class D through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class or total principal balance of each such trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A, Class X–B and Class X–C Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and the Class A–M Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates); (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B, Class C and Class D Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates); and (iii) the notional amount of the Class X–C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E, Class F and Class G Certificates.

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class X–A, Class X–B and Class X–C Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A–M trust component), then, to the Class B trust

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A–M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A–M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A–M, Class B and Class C trust components represented by the PEZ Certificates.

The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest–bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A–M trust component (and correspondingly

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component), and then to Class A–1, Class A–2, Class A–SB Class A–3 and Class A–4 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class D Certificates and the Class A–M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A-2, Class A-SB, Class A–3, Class A–4 and Class D Certificates and the Class A–M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

	(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class or trust component as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A–M trust component as described above will be allocated between the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Loan Combinations/Split Loan Structures:

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as One Kendall Square secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $83,000,000, evidenced by Note A-2 (the “One Kendall Square Loan”), representing approximately 8.9% of the Initial Outstanding Pool Balance, and also secures, on a pari passu basis, a companion loan that has an outstanding principal balance as of the Cut-off Date of $120,000,000, evidenced by Note A-1, which is expected to be included in the COMM 2014-UBS2 commercial mortgage securitization.  The One Kendall Square Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “One Kendall Square Loan Combination.”

The One Kendall Square Loan Combination is expected to be serviced pursuant to the COMM 2014-UBS2 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the One Kendall Square Loan Combination, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The One Kendall Square Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 1760 Third Avenue secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $75,000,000, evidenced by Note A-2 (the “1760 Third Avenue Loan”), representing approximately 8.1% of the Initial Outstanding Pool Balance, and also secures, on a pari passu basis, a companion loan that has an outstanding principal balance as of the Cut-off Date of $65,000,000, evidenced by Note A-1, which was included in the COMM 2014-CCRE15 commercial mortgage securitization.  The 1760 Third Avenue Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “1760 Third Avenue Loan Combination.”

The 1760 Third Avenue Loan Combination will be serviced pursuant to the pooling and servicing agreement for this transaction and the related intercreditor agreement. For additional information regarding the 1760 Third Avenue Loan Combination, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The 1760 Third Avenue Loan Combination” in the Free Writing Prospectus.

The portfolio of Mortgaged Properties identified on Annex A–1 to the Free Writing Prospectus as the PennCap Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $33,700,000, evidenced by Note A-2 (the “PennCap Portfolio Loan”), representing approximately 3.6% of the Initial Outstanding Pool Balance, and also secures, on a pari passu basis, a companion loan that has an outstanding principal balance as of the Cut-off Date of $90,000,000, evidenced by Note A-1, which is currently included in the WFRBS 2014-LC14 commercial mortgage securitization.  The PennCap Portfolio Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “PennCap Portfolio Loan Combination.”

The PennCap Portfolio Loan Combination will be serviced pursuant to the WFRBS 2014-LC14 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the PennCap Portfolio Loan Combination, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The PennCap Portfolio Loan Combination” in the Free Writing Prospectus.

The portfolio of Mortgaged Properties identified on Annex A–1 to the Free Writing Prospectus as the JL Holdings – Burger King Portfolio – 90 secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $26,900,000, evidenced by Note A-1 (the “JL Holdings – Burger King Portfolio – 90 Loan”), representing approximately 2.9% of the Initial Outstanding Pool Balance, and also secures (i) on a pari passu basis, a companion loan that has an outstanding principal balance as of the Cut-off

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Date of $22,900,000, evidenced by Note A-2, which is currently held by LCF and (ii) on a subordinate basis, a companion loan that has an outstanding principal balance as of the Cut-off Date of $10,000,000, which is currently held by ARC Realty Finance Operating Partnership L.P.  The JL Holdings – Burger King Portfolio – 90 Loan and related pari passu companion loan are pari passu in right of payment with one another and are generally senior in right of payment to the related subordinate companion loan as and to the extent described in “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The JL Holdings – Burger King Portfolio – 90 Loan Combination” in the Free Writing Prospectus.

The JL Holdings – Burger King Portfolio – 90 Loan, related pari passu companion loan and related subordinate companion loan (together, the “JL Holdings – Burger King Portfolio – 90 Loan Combination) will be serviced pursuant to the pooling and servicing agreement for this transaction and the related intercreditor agreements. For additional information regarding the JL Holdings – Burger King Portfolio – 90 Loan Combination, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—JL Holdings – Burger King Portfolio – 90 Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as McKinley Mall secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $10,000,000, evidenced by Note A-2 (the “McKinley Mall Loan”), representing approximately 1.1% of the Initial Outstanding Pool Balance, and also secures, on a pari passu basis, a companion loan that has an outstanding principal balance as of the Cut-off Date of $28,000,000, evidenced by Note A-1, which was included in the COMM 2014-CCRE14 commercial mortgage securitization.  The McKinley Mall Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “McKinley Mall Loan Combination.”

The McKinley Mall Loan Combination will be serviced pursuant to the COMM 2014-CCRE14 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the McKinley Mall Loan Combination, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The McKinley Mall Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as Moss-Bauer Apartments secures a Mortgage Loan (the “Moss-Bauer Apartments Loan”) with an outstanding principal balance as of the Cut-off Date of $9,400,000, evidenced by Note A, representing approximately 1.0% of the Initial Outstanding Pool Balance, and also secures on a subordinate basis, a companion loan that has an outstanding principal balance as of the Cut-off Date of $600,000, that is not part of the mortgage pool, is currently held by GACC and is expected to be acquired by an affiliate of Rialto Capital Advisors, LLC.  The subordinate companion loan will be subordinate in right of payment to the Moss-Bauer Apartments Loan.  The holder of the Moss-Bauer Apartments subordinate companion loan has certain rights with respect to the Moss-Bauer Apartments Loan as described under “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The Moss-Bauer Apartments Loan Combination” in the Free Writing Prospectus.  The Moss-Bauer Apartments Loan is generally senior in right of payment to the related subordinate companion loan (together, the “Moss-Bauer Apartments Loan Combination”).

The Moss-Bauer Apartments Loan Combination will be serviced pursuant to the pooling and servicing agreement for this transaction and the related intercreditor agreement.  For additional information regarding the Moss-Bauer Apartments Loan Combination, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The Moss-Bauer Apartments Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination, the McKinley Mall Loan Combination and, so long as the holder of the related subordinate companion loan is the related Loan Combination Directing Holder, the JL Holdings – Burger King Portfolio – 90 Loan Combination), the 1760 Third Avenue Loan Combination and the Moss-Bauer Apartments Loan Combination. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan as to which it has control rights. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such a Mortgage Loan.

For a description of the directing holder for the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination, the McKinley Mall Loan Combination and the JL Holdings – Burger King Portfolio – 90 Loan Combination, which are each referred to herein as a “Loan Combination Directing Holder”, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

The holder of the control rights with respect to the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination, the McKinley Mall Loan Combination and the JL Holdings – Burger King Portfolio – 90 Loan Combination will be the related Loan Combination Directing Holder.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised–Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Directing Holder:
It is expected that RREF II CMBS AIV, LP will be the initial Directing Holder for each Mortgage Loan other than the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination, the McKinley Mall Loan Combination and the JL Holdings – Burger King Portfolio – 90 Loan Combination.

See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus for a description of the Loan Combination Directing Holder for the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination, the McKinley Mall Loan Combination and the JL Holdings – Burger King Portfolio – 90 Loan Combination.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date and, in the case of the JL Holdings – Burger King Portfolio – 90 Loan Combination, the holder of the related subordinate companion loan is no longer the related Loan Combination Directing Holder.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan as to which the Directing Holder previously had control rights. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class and, in the case of the JL Holdings – Burger King Portfolio – 90 Loan Combination, the holder of the related subordinate companion loan is no longer the related Loan Combination Directing Holder.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination, the McKinley Mall Loan Combination and, so long as the holder of the related subordinate companion loan is the related Loan Combination Directing Holder, the JL Holdings – Burger King Portfolio – 90 Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination, the McKinley Mall Loan Combination and, so long as the holder of the related subordinate companion loan is the related Loan Combination King Portfolio – 90 Loan Combination and the McKinley Mall Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust

STRUCTURE OVERVIEW

Directing Holder, the JL Holdings – Burger King Portfolio – 90 Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.  See  “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement”  in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination, the JL Holdings – Burger King Portfolio – 90 Loan Combination and the McKinley Mall Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination and the McKinley Mall Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorom or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination and the McKinley Mall Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer (other than with respect to the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination and the McKinley Mall Loan Combination). The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination and the McKinley Mall Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates. The Special Servicer for the JL Holdings – Burger King Portfolio – 90 Loan Combination may not be replaced as described above in this “Replacement of the Special Servicer by Vote of Certificateholders” section while the holder of the related subordinate companion loan is the related Loan Combination Directing Holder. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement”  in the Free Writing Prospectus for

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust

STRUCTURE OVERVIEW

a description of the special servicer appointment and replacement rights with respect to the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination, the JL Holdings – Burger King Portfolio – 90 Loan Combination and the McKinley Mall Loan Combination.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans (other than with respect to the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination and the McKinley Mall Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust

STRUCTURE OVERVIEW
The Operating Advisor will not have consultation rights in respect of the One Kendall Square Loan Combination, the PennCap Portfolio Loan Combination and the McKinley Mall Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)
						Weighted Averages
Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
$1,500,000	-	$9,999,999	26	$147,042,731	15.9%	5.1693%	114	1.66x	66.1%	52.6%
$10,000,000	-	$24,999,999	10	$150,719,709	16.3%	5.0456%	119	1.51x	66.9%	57.2%
$25,000,000	-	$39,999,999	4	$116,900,000	12.6%	5.0773%	104	1.53x	62.0%	52.2%
$40,000,000	-	$49,999,999	2	$93,115,802	10.0%	5.0946%	119	1.35x	70.2%	57.9%
$50,000,000	-	$59,999,999	1	$58,000,000	6.3%	4.6600%	120	1.28x	72.5%	58.9%
$60,000,000	-	$83,000,000	5	$361,686,572	39.0%	4.8946%	106	1.45x	65.4%	59.4%
Total/Weighted Average			48	$927,464,814	100.0%	4.9911%	112	1.48x	66.3%	56.9%

Distribution of Mortgage Rates(1)
						Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
4.4990%	-	4.9999%	24	$596,944,732	64.4%	4.7409%	109	1.49x	65.1%	56.2%
5.0000%	-	5.2499%	6	$72,478,633	7.8%	5.0805%	114	1.48x	68.1%	57.9%
5.2500%	-	5.9999%	17	$252,841,449	27.3%	5.5335%	117	1.47x	69.1%	58.8%
6.0000%	-	6.1000%	1	$5,200,000	0.6%	6.1000%	120	1.80x	40.9%	27.0%
Total/Weighted Average			48	$927,464,814	100.0%	4.9911%	112	1.48x	66.3%	56.9%

Property Type Distribution(1)
					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Beds, Pads or NRA	Cut–off Date Balance per Unit/Room/Bed Pad/NRA	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
Retail	123	$302,562,876	32.6%	2,490,000	$256	4.9683%	120	94.5%	1.54x	61.9%	50.8%
Anchored(4)	119	$272,468,477	29.4%	2,324,105	$259	4.9597%	120	94.6%	1.51x	62.0%	50.7%
Unanchored	4	$30,094,399	3.2%	165,895	$224	5.0469%	119	93.4%	1.76x	60.4%	52.0%
Multifamily	13	$178,503,012	19.2%	2,256	$207,234	4.8122%	94	95.8%	1.52x	68.1%	61.2%
Student Housing	2	$83,750,000	9.0%	930	$253,869	4.6531%	65	98.7%	1.65x	67.3%	66.0%
Mid Rise	3	$39,240,000	4.2%	259	$288,301	4.8644%	120	94.3%	1.33x	65.7%	57.7%
Garden	7	$30,549,340	3.3%	878	$36,667	4.8972%	121	93.4%	1.64x	68.1%	52.1%
High Rise	1	$24,963,673	2.7%	189	$132,083	5.1600%	119	91.5%	1.27x	74.5%	61.7%
Hospitality	10	$128,230,382	13.8%	1210	$157,879	5.3160%	104	75.5%	1.63x	65.2%	54.5%
Full Service	2	$65,750,000	7.1%	580	$113,597	5.5006%	120	69.4%	1.49x	66.2%	55.4%
Limited Service	6	$52,507,867	5.7%	422	$234,127	5.0995%	86	83.1%	1.73x	64.6%	53.9%
Extended Stay	2	$9,972,515	1.1%	208	$48,376	5.2386%	85	75.3%	2.01x	62.0%	51.7%
Mixed Use	4	$103,331,775	11.1%	909,031	$287	4.8543%	119	93.1%	1.39x	62.9%	55.7%
Office/Lab/Retail	1	$83,000,000	8.9%	610,110	$333	4.8200%	119	93.2%	1.34x	62.3%	56.2%
Retail/Office	2	$11,444,970	1.2%	77,556	$150	5.0056%	120	94.5%	1.49x	69.4%	57.1%
Industrial/Retail	1	$8,886,804	1.0%	221365	$40	4.9800%	119	90.5%	1.70x	60.4%	49.7%
Office	21	$95,448,960	10.3%	1,311,495	$154	5.0387%	119	88.4%	1.32x	73.5%	61.7%
CBD	2	$61,215,802	6.6%	398,635	$180	4.7292%	119	85.4%	1.28x	73.7%	61.1%
Suburban	17	$29,638,903	3.2%	867,609	$107	5.5920%	118	92.9%	1.38x	74.1%	64.4%
Medical	2	$4,594,255	0.5%	45,251	$110	5.5925%	119	100.0%	1.49x	66.6%	50.9%
Manufactured Housing Community	3	$85,186,572	9.2%	1,373	$62,145	4.9011%	118	93.6%	1.27x	73.9%	66.8%
Industrial	21	$26,751,238	2.9%	999,518	$66	5.3652%	88	90.5%	1.57x	70.7%	64.0%
Other(5)	2	$7,450,000	0.8%	27,533	$275	5.5860%	118	100.0%	1.30x	67.6%	60.6%
Total/Weighted Average	197	$927,464,814	100.0%			4.9911%	112	91.2%	1.48x	66.3%	56.9%

Geographic Distribution(1)
				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
New York	10	$222,820,000	24.0%	4.7324%	91	1.49x	67.3%	60.3%
Massachusetts	2	$98,900,000	10.7%	4.7927%	119	1.37x	61.9%	56.0%
Georgia	6	$90,154,953	9.7%	4.8417%	117	1.60x	59.6%	50.2%
Colorado	3	$77,336,572	8.3%	4.9400%	118	1.29x	73.9%	66.4%
North Carolina	10	$57,555,634	6.2%	5.5150%	110	1.32x	70.4%	62.7%
Pennsylvania	34	$56,350,000	6.1%	5.3752%	119	1.45x	72.7%	64.4%
Rhode Island	1	$48,115,802	5.2%	4.6500%	119	1.26x	73.7%	60.0%
Other	131	$276,231,853	29.8%	5.2059%	119	1.61x	63.5%	50.7%
Total/Weighted Average	197	$927,464,814	100.0%	4.9911%	112	1.48x	66.3%	56.9%
(1)
With respect to the One Kendall Square Loan, the 1760 Third Avenue Loan, the PennCap Portfolio Loan, the JL Holdings – Burger King Portfolio – 90 Loan and the McKinley Mall Loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Bed/Pad/NRA calculations include the related pari passu companion loans. With respect to the JL Holdings – Burger King Portfolio – 90 Loan and the Moss-Bauer Apartments loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Bed/Pad/NRA calculations do not include any related subordinate companion loans.

(2)	In the case of one mortgage loan with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the Moss-Bauer Apartments loan, the Cut-off Date LTV Ratio is calculated net of a $700,000 holdback reserve. With respect to the Greenway loan, the Cut-off Date LTV and LTV Ratio at Maturity or ARD have been calculated based on an “As Stabilized” appraised value of $7.3 million which reflects the completion of renovations. At closing, the borrower reserved $383,000 to complete the renovations. The “As-is” Cut-off Date LTV and “As-is” LTV Ratio at Maturity or ARD are 81.6% and 67.2%, respectively.

(4)	Includes anchored, shadow anchored and single tenant properties.
(5)	Includes two leased fee properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)(3)
						Weighted Averages
Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
38.5%	-	59.9%	7	$121,100,000	13.1%	4.7582%	125	1.82x	49.2%	35.5%
60.0%	-	64.9%	11	$170,898,721	18.4%	4.8887%	116	1.51x	61.8%	53.6%
65.0%	-	69.9%	13	$297,199,575	32.0%	5.1297%	98	1.51x	66.8%	60.2%
70.0%	-	74.9%	12	$275,179,018	29.7%	4.9121%	117	1.31x	73.9%	62.7%
75.0%	-	75.2%	5	$63,087,500	6.8%	5.4072%	115	1.39x	75.0%	65.9%
Total/Weighted Average			48	$927,464,814	100.0%	4.9911%	112	1.48x	66.3%	56.9%

Distribution of LTV Ratios at Maturity or ARD(1)(3)
						Weighted Averages
Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
0.3%	-	0.5%	2	$10,000,000	1.1%	4.4990%	180	1.81x	45.5%	0.4%
25.3%	-	49.9%	8	$131,662,367	14.2%	4.8695%	120	1.84x	51.9%	39.5%
50.0%	-	59.9%	19	$319,969,925	34.5%	4.9823%	117	1.45x	65.4%	55.7%
60.0%	-	69.9%	16	$443,895,022	47.9%	5.0386%	105	1.40x	71.2%	63.5%
70.0%	-	72.3%	3	$21,937,500	2.4%	5.1142%	85	1.36x	74.9%	70.9%
Total/Weighted Average			48	$927,464,814	100.0%	4.9911%	112	1.48x	66.3%	56.9%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)
						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
1.25x	-	1.29x	6	$219,550,042	23.7%	4.8250%	119	1.26x	73.8%	62.7%
1.30x	-	1.39x	8	$238,117,342	25.7%	5.1193%	119	1.33x	66.4%	58.7%
1.40x	-	1.49x	7	$110,682,890	11.9%	5.4830%	112	1.43x	70.6%	61.0%
1.50x	-	1.59x	5	$76,689,369	8.3%	4.9716%	97	1.55x	65.7%	57.9%
1.60x	-	1.69x	4	$100,150,000	10.8%	4.6285%	77	1.66x	66.1%	61.3%
1.70x	-	1.99x	15	$166,946,340	18.0%	4.9256%	121	1.82x	53.9%	41.4%
2.00x	-	2.59x	3	$15,328,831	1.7%	5.0074%	77	2.24x	62.6%	50.9%
Total/Weighted Average			48	$927,464,814	100.0%	4.9911%	112	1.48x	66.3%	56.9%

Distribution of Original Terms to Maturity or ARD(1)(2)
				Weighted Averages
Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
60	6	$127,578,465	13.8%	4.7026%	59	1.65x	66.6%	64.5%
120	40	$789,886,349	85.2%	5.0440%	119	1.45x	66.5%	56.4%
180	2	$10,000,000	1.1%	4.4990%	180	1.81x	45.5%	0.4%
Total/Weighted Average	48	$927,464,814	100.0%	4.9911%	112	1.48x	66.3%	56.9%

Distribution of Remaining Terms to Maturity or ARD(1)(2)
						Weighted Averages
Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
58	-	60	6	$127,578,465	13.8%	4.7026%	59	1.65x	66.6%	64.5%
112	-	120	40	$789,886,349	85.2%	5.0440%	119	1.45x	66.5%	56.4%
180	-	180	2	$10,000,000	1.1%	4.4990%	180	1.81x	45.5%	0.4%
Total/Weighted Average			48	$927,464,814	100.0%	4.9911%	112	1.48x	66.3%	56.9%
(1)
With respect to the One Kendall Square Loan, the 1760 Third Avenue Loan, the PennCap Portfolio Loan, the JL Holdings – Burger King Portfolio – 90 Loan and the McKinley Mall Loan, LTV and DSCR calculations include the related pari passu companion loans. With respect to the JL Holdings – Burger King Portfolio – 90 Loan and the Moss-Bauer Apartments loan, LTV and DSCR calculations do not include any related subordinate companion loans.

(2)
In the case of one mortgage loan with an anticipated repayment date, Original Terms to Maturity or ARD, Remaining Terms to Maturity or ARD and Stated Remaining Term (Mos.) are through the related anticipated repayment date.

(3)
With respect to the Moss-Bauer Apartments loan, the Cut-off Date LTV Ratio is calculated net of a $700,000 holdback reserve. With respect to the Greenway loan, the Cut-off Date LTV and LTV Ratio at Maturity or ARD have been calculated based on an “As Stabilized” appraised value of $7.3 million which reflects the completion of renovations. At closing, the borrower reserved $383,000 to complete the renovations. The “As-is” Cut-off Date LTV and “As-is” LTV Ratio at Maturity or ARD are 81.6% and 67.2%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)
						Weighted Averages
Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
7.9%	-	9.9%	16	$539,884,523	58.2%	4.9141%	111	1.36x	69.2%	61.3%
10.0%	-	12.4%	16	$271,771,639	29.3%	5.0913%	110	1.55x	65.8%	56.3%
12.5%	-	14.9%	7	$47,888,270	5.2%	5.2019%	119	1.81x	59.4%	49.1%
15.0%	-	19.9%	8	$63,332,515	6.8%	5.0336%	119	1.93x	48.9%	29.4%
20.0%	-	23.0%	1	$4,587,867	0.5%	5.3300%	119	2.59x	64.6%	41.4%
Total/Weighted Average			48	$927,464,814	100.0%	4.9911%	112	1.48x	66.3%	56.9%

Distribution of Amortization Types(1)
				Weighted Averages
Amortization Type	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
Amortizing Balloon	30	$452,490,742	48.8%	4.9929%	114	1.54x	65.7%	53.5%
Interest Only, then Amortizing	13	$368,074,072	39.7%	5.1018%	116	1.36x	68.1%	60.9%
Interest Only	2	$81,000,000	8.7%	4.6061%	64	1.68x	65.2%	65.2%
Interest Only, then Amortizing, ARD	1	$15,900,000	1.7%	4.6500%	120	1.54x	60.0%	55.0%
Fully Amortizing	2	$10,000,000	1.1%	4.4990%	180	1.81x	45.5%	0.4%
Total/Weighted Average	48	$927,464,814	100.0%	4.9911%	112	1.48x	66.3%	56.9%
(1)
With respect to the One Kendall Square Loan, the 1760 Third Avenue Loan, the PennCap Portfolio Loan, the JL Holdings – Burger King Portfolio – 90 Loan and the McKinley Mall Loan, LTV, DSCR and Underwritten NOI Debt Yield calculations include the related pari passu companion loans. With respect to the Moss-Bauer Apartments loan, the Cut-off Date LTV Ratio and Underwritten NOI Debt Yield is calculated net of a $700,000 holdback reserve. With respect to the JL Holdings – Burger King Portfolio – 90 Loan and the Moss-Bauer Apartments loan, LTV, DSCR and Underwritten NOI Debt Yield calculations do not include any related subordinate companion loans.

(2)	In the case of one mortgage loan with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the Greenway loan, the Cut-off Date LTV and LTV Ratio at Maturity or ARD have been calculated based on an “As Stabilized” appraised value of $7.3 million which reflects the completion of renovations. At closing, the borrower reserved $383,000 to complete the renovations. The “As-is” Cut-off Date LTV and “As-is” LTV Ratio at Maturity or ARD are 81.6% and 67.2%, respectively.

Ten Largest Mortgage Loans(1)
Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per NRA/Unit/Pad/ Room	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
One Kendall Square	GACC	Cambridge, MA	Mixed Use	$83,000,000	8.9%	$333	62.3%	1.34x	9.2%
1760 Third Avenue	Natixis	New York, NY	Multifamily	$75,000,000	8.1%	$281,124	66.4%	1.67x	7.9%
AMC Portfolio Pool III	GACC	Various, CO	Manufactured Housing Community	$72,686,572	7.8%	$62,987	74.8%	1.25x	8.1%
WRS Retail Portfolio	LCF	Various	Various	$71,000,000	7.7%	$135	67.6%	1.30x	9.5%
Akers Mill Square	LCF	Atlanta, GA	Retail	$60,000,000	6.5%	$156	54.5%	1.73x	11.2%
Bronx River Plaza	GACC	Bronx, NY	Retail	$58,000,000	6.3%	$562	72.5%	1.28x	8.1%
100 Westminster	GACC	Providence, RI	Office	$48,115,802	5.2%	$133	73.7%	1.26x	8.6%
Marriott Downtown Hartford	Natixis	Hartford, CT	Hospitality	$45,000,000	4.9%	$110,024	66.5%	1.44x	12.1%
PennCap Portfolio	LCF	Various, PA	Various	$33,700,000	3.6%	$86	75.0%	1.40x	10.7%
GEM Hotel	LCF	New York, NY	Hospitality	$29,300,000	3.2%	$361,728	65.5%	1.52x	10.3%
Total/Weighted Average				$575,802,374	62.1%		67.5%	1.42x	9.3%
(1)
With respect to the One Kendall Square Loan, the 1760 Third Avenue Loan and the PennCap Portfolio Loan, LTV, DSCR, Debt Yield and Cut-off Date Balance per NRA/Unit/Pad/Room calculations include the related pari passu companion loans.

Pari Passu and Subordinate Companion Loan Summary
Mortgage Loan	Mortgage Loan Cut–off Date Balance	Pari Passu Companion Loan Cut–off Date Balance	Subordinate Companion Loan Cut-off Date Balance	Loan Combination Cut–off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
One Kendall Square	$83,000,000	$120,000,000	$0	$203,000,000	COMM 2014-UBS2	KeyBank National Association	LNR Partners LLC	COMM 2014-UBS2
1760 Third Avenue	$75,000,000	$65,000,000	$0	$140,000,000	COMM 2014-LC15	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-LC15
PennCap Portfolio	$33,700,000	$90,000,000	$0	$123,700,000	WFRBS 2014-LC14	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	WFRBS 2014-LC14
JL Holdings – Burger King Portfolio – 90	$26,900,000	$22,900,000	$10,000,000	$59,800,000	COMM 2014-LC15	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-LC15
McKinley Mall	$10,000,000	$28,000,000	$0	$38,000,000	COMM 2014-CCRE14	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-CCRE14
Moss-Bauer Apartments	$9,400,000	$0	$600,000	$10,000,000	COMM 2014-LC15	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-LC15

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC15 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Existing Mezzanine Debt Summary
Mortgage Loan	Mortgage Loan Cut–off Date Balance	Mezzanine Debt Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
1760 Third Avenue	$75,000,000	$20,000,000	1.67x	1.28x	66.4%	75.8%	7.9%	6.9%
WRS Retail Portfolio	$71,000,000	$6,000,000	1.30x	1.14x	67.6%	73.3%	9.5%	8.8%
PennCap Portfolio	$33,700,000	$14,900,000	1.40x	1.15x	75.0%	84.0%	10.7%	9.6%
GEM Hotel	$29,300,000	$3,700,000	1.52x	1.26x	65.5%	73.8%	10.3%	9.1%

Previous Securitization History(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
One Kendall Square	GACC	Cambridge, MA	Mixed Use	$83,000,000	8.9%	COMM 2011-FL1
AMC Portfolio Pool III	GACC	Various, CO	Manufactured Housing Community	$72,686,572	7.8%	JPMCC 2004-C2(2)
Bronx River Plaza	GACC	Bronx, NY	Retail	$58,000,000	6.3%	CGCMT 2004-C2
PennCap Portfolio	LCF	Various, PA	Various	$33,700,000	3.6%	Various(3)
JL Holdings - Burger King Portfolio - 90	LCF	Various	Retail	$26,900,000	2.9%	Various(4)
Hilton Garden Inn Houston	LCF	Houston, TX	Hospitality	$20,750,000	2.2%	JPMCC 2006-CB15
Valley Forge MHP	LCF	Norristown, PA	Manufactured Housing Community	$12,500,000	1.3%	JPMCC 2004-C2
McKinley Mall	Natixis	Buffalo, NY	Retail	$10,000,000	1.1%	GMACC 2003-C3
University Place	LCF	Rock Hill, SC	Multifamily	$8,750,000	0.9%	GMACC 2004-C3
Greenway	Natixis	Sarasota, FL	Multifamily	$5,466,519	0.6%	CSFB 2003-C3
JL Group Holdings - Burger King Portfolio - 9	LCF	Various	Retail	$5,200,000	0.6%	MLCFC 2007-5
Colonial Court Apartments	LCF	Birmingham, MI	Multifamily	$5,000,000	0.5%	JPMCC 2004-PNC1
Bloomfield Village Square	LCF	Bloomfield, MI	Retail	$5,000,000	0.5%	JPMCC 2004-C2
Farmbrook Medical Center	LCF	Southfield, MI	Office	$3,094,255	0.3%	CSFB 2004-C2
Total				$350,047,346	37.7%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)
The most recent financing of the Redwood Estates property was included in the JPMCC 2004-C2 mortgage trust. The most recent financing of the Longview Community property was not included in a mortgage trust.

(3)
The most recent financing of the PennCap Portfolio properties were included in the GSMS 2011-GC5 mortgage trust (14 properties), the JPMCC 2011-C5 mortgage trust (eight properties) and the MSC 2011-C2 mortgage trust (three properties).

(4)	The most recent financing of the JL Holdings – Burger King Portfolio – 90 properties were included in the MSC 2005-T19 and BSCMS 2005-PWR8 mortgage trusts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,000,000 62.3% 1.34x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,000,000 62.3% 1.34x 9.2%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Office/Lab/Retail
Sponsor:	DivcoWest Fund IV REIT, LP			Collateral:	Fee Simple
Borrower:	DWF IV One Kendall, LLC			Location:	Cambridge, MA
Original Balance(1):	$83,000,000			Year Built / Renovated:	1887-1994 / 1986, 2007-2013
Cut-off Date Balance(1):	$83,000,000			Total Sq. Ft.:	610,110
% by Initial UPB:	8.9%			Property Management:	Divco West Real Estate Services, Inc.
Interest Rate:	4.8200%			Underwritten NOI(5):	$18,714,340
Payment Date:	6th of each month			Underwritten NCF:	$17,154,662
First Payment Date:	March 6, 2014			Appraised Value:	$325,600,000
Maturity Date:	February 6, 2024			Appraisal Date:	December 9, 2013
Amortization:	Interest only for first 48 months; 360
	months thereafter			Historical NOI(5)
Additional Debt(1):	$120,000,000 Pari Passu Debt;			Most Recent NOI:	$13,501,810 (T-12 November 30, 2013)
	Future Mezzanine Debt Permitted			2012 NOI:	$12,593,841 (December 31, 2012)
Call Protection:	L(25), D(91), O(4)			2011 NOI:	$10,443,482 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place			2010 NOI:	$7,880,812 (December 31, 2010)

Reserves(2				Historical Occupancy
	Initial		Monthly	Current Occupancy(6):	93.2% (November 23, 2013)
Taxes:	$1,103,422		$275,856	2012 Occupancy:	86.7% (December 31, 2012)
Insurance:	$0		Springing	2011 Occupancy:	82.9% (December 31, 2011)
Replacement:	$0		$12,711	2010 Occupancy:	73.9% (December 31, 2010)
TI/LC:	$5,137,394		$169,814	(1)	The Original Balance and Cut-off Date Balance of $83.0 million represent the non-controlling Note A-2 of the $203.0 million One Kendall Square Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the controlling Note A-1, with an original principal balance of $120.0 million. For additional information on the pari passu companion loan, see “The Loan” herein. For additional information on permitted future indebtedness, see “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
Free Rent:	$673,135		NAP
Required Repairs:	$114,713		NAP
Lease Sweep:	$0		Springing

Financial Information(3)
Cut-off Date Balance / Sq. Ft.:		$333
Balloon Balance / Sq. Ft.:		$300		(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
Cut-off Date LTV:		62.3%		(3)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate One Kendall Square Loan Combination.
Balloon LTV:		56.2%
Underwritten NOI DSCR(4):		1.46x		(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.89x and 1.73x, respectively.
Underwritten NCF DSCR(4):		1.34x
Underwritten NOI Debt Yield:		9.2%
Underwritten NCF Debt Yield:		8.5%		(5)	The increase in Underwritten NOI over Historical NOI is due primarily to recent leasing by Akamai Technologies and M.I.T., which have leases that commence in September 2013 and March 2014, respectively, and contribute approximately $3.7 million in underwritten base rent.
Underwritten NOI Debt Yield at Balloon:		10.2%
Underwritten NCF Debt Yield at Balloon:		9.4%

				(6)	Current Occupancy includes Akamai Technologies (51,693 sq. ft., 8.5% of NRA), M.I.T. (22,506 sq. ft., 3.7% of NRA) and a 3,617 sq. ft. portion of Merrimack, all of which have signed leases but are not yet occupying their space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,000,000 62.3% 1.34x 9.2%

Tenant Summary
Tenant	Type of Space	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	Annual U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Merrimack(1)	Lab/Office	NR/NR/NR	121,704	19.9%	$40.93	22.4%	6/30/2019
Akamai Technologies(2)	Office	NR/NR/NR	51,693	8.5%	$49.00	11.4%	12/31/2019
Nine Point Medical(3)	Lab	NR/NR/NR	31,916	5.2%	$42.24	6.1%	12/31/2016
InVivo(4)	Lab/Office	NR/NR/NR	26,150	4.3%	$43.80	5.1%	10/31/2018
Abcam Limited(5)	Office	NR/NR/NR	22,925	3.8%	$34.25	3.5%	12/31/2016
Total Major Tenants			254,388	41.7%	$42.43	48.5%
Remaining Tenants			314,027	51.5%	$36.53	51.5%
Total Occupied Collateral			568,415	93.2%	$39.17	100.0%
Vacant			41,695	6.8%
Total			610,110	100.0%

(1)
The 121,704 total Net Rentable Area (Sq. Ft.) for Merrimack includes a 3,617 sq. ft. lease for a space that has not yet been completed. Merrimack is paying full rent on the space and build out is estimated to be complete in early 2014.  Merrimack has either (i) one five-year renewal option at market rent upon written notice given no later than March 31, 2018, or (ii) one one-year renewal option at market rent upon written notice given no later than December 31, 2016.

(2)
Akamai Technologies is estimated to take occupancy of its space in April 2014 and will commence paying base rent on April 19, 2014. At closing, $652,323 was reserved, representing three months of rent abatements due to Akamai Technologies under its lease. In addition, Akamai Technologies has two five-year renewal options at market rent upon written notice given on or before 15 months prior to the expiration of the then-existing lease term.

(3)	Nine Point Medical has one two-year renewal option at 95% of market rent upon nine months prior written notice.
(4)	InVivo has one five-year renewal option at market rent with 14 months prior written notice.
(5)	Abcam Limited has one three-year renewal option at the greater of market rent or the prior year’s rent with nine months prior written notice.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	33	57,465	9.4%	57,465	9.4%	$34.55	8.9%	8.9%
2015	17	96,027	15.7%	153,492	25.2%	$40.71	17.6%	26.5%
2016	24	100,765	16.5%	254,257	41.7%	$39.12	17.7%	44.2%
2017	7	30,351	5.0%	284,608	46.6%	$41.12	5.6%	49.8%
2018	7	40,902	6.7%	325,510	53.4%	$41.66	7.7%	57.4%
2019	29	195,165	32.0%	520,675	85.3%	$41.82	36.7%	94.1%
2020	1	22,506	3.7%	543,181	89.0%	$50.00	5.1%	99.1%
2021	0	0	0.0%	543,181	89.0%	$0.00	0.0%	99.1%
2022	4	10,170	1.7%	553,351	90.7%	$18.72	0.9%	100.0%
2023	0	0	0.0%	553,351	90.7%	$0.00	0.0%	100.0%
2024	0	0	0.0%	553,351	90.7%	$0.00	0.0%	100.0%
Thereafter	7	15,064	2.5%	568,415	93.2%	$0.00	0.0%	100.0%
Vacant	NAP	41,695	6.8%	610,110	100.0%	NAP	NAP
Total / Wtd. Avg.	129	610,110	100.0%			$39.17	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,000,000 62.3% 1.34x 9.2%

The Loan.    The One Kendall Square loan (the “One Kendall Square Loan”) consists of the non-controlling Note A-2 in the original principal amount of $83.0 million of a fixed rate loan in the aggregate principal amount of $203.0 million (the “One Kendall Square Loan Combination”). The One Kendall Square Loan Combination is secured by the borrower’s fee simple interest in a seven building, Class A mixed use campus containing 610,110 sq. ft. located at One Kendall Square in Cambridge, Massachusetts (the “One Kendall Square Property”). The $203.0 million One Kendall Square Loan Combination is evidenced by two pari passu notes. Only the non-controlling Note A-2, with an original principal balance of $83.0 million, will be included in the COMM 2014-LC15 mortgage trust. The controlling Note A-1, with an original principal balance of $120.0 million, is being contributed to the COMM 2014-UBS2 mortgage trust, which is expected to close at the end of March. The One Kendall Square Loan Combination has a 10-year term and amortizes on a 360-month schedule, after an initial four-year interest only period.

The One Kendall Square Loan accrues interest at a fixed rate equal to 4.8200% and has a cut-off date balance of $83.0 million. Proceeds of the One Kendall Square Loan Combination, along with approximately $114.7 million of sponsor equity, was used to purchase the One Kendall Square Property for approximately $310.0 million, fund upfront reserves of approximately $7.0 million and pay closing costs of approximately $0.7 million. Based on the appraised value of $325.6 million as of December 9, 2013, the cut-off date LTV ratio of the One Kendall Square Loan Combination is 62.3%. The most recent prior financing of the One Kendall Square Property was included in the COMM 2011-FL1 mortgage trust.

The relationship between the holders of Note A-1 and Note A-2 is governed by a co-lender agreement which is described under “Description of the Mortgage Pool―Loan Combinations―The One Kendall Square Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$120,000,000	$120,000,000	GACC(1)	Yes
Note A-2	$83,000,000	$83,000,000	COMM 2014-LC15	No
Total	$203,000,000	$203,000,000
(1)	Note A-1 is being contributed to the COMM 2014-UBS2 transaction, which is expected to close at the end of March.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$203,000,000	63.9%	Purchase Price	$310,000,000	97.6%
Sponsor Equity	$114,693,263	36.1%	Reserves	$7,028,664	2.2%
			Closing Costs	$664,599	0.2%
Total Sources	$317,693,263	100.0%	Total Uses	$317,693,263	100.0%

The Borrower / Sponsor.    The borrower, DWF IV One Kendall, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is DivcoWest Fund IV REIT, LP. The sponsor did not sign the environmental indemnity, but provided an environmental insurance policy. See “Risk Factors―Risks Related to the Mortgage Loans―Potential Issuing Entity Liability Related to a Materially Adverse Environmental Condition” in the Free Writing Prospectus.

DivcoWest Fund IV REIT, LP is a subsidiary of DivcoWest, which is a privately-owned real estate investment firm that was founded in 1993 with offices in San Francisco and Boston.  DivcoWest has acquired more than 30.0 million sq. ft. of commercial space throughout the United States, and offers a range of services including asset and property management. DivcoWest’s technology focused office portfolio consists of assets in Silicon Valley and Austin, Texas, as well as approximately 10 properties located in Massachusetts. DivcoWest and its affiliates manage over $2.5 billion of equity for major pension funds, sovereign wealth funds, endowments and high net worth individuals.

The Property.  The One Kendall Square Property consists of seven, three- to five-story Class A office, lab and retail buildings totaling 610,110 sq. ft., located south of Binney Street in Cambridge, Massachusetts. The One Kendall Square Property is part of a mixed-use campus, which totals approximately 669,000 sq. ft. and includes multiple buildings owned by the sponsor located north of Binney Street. These buildings are not part of the One Kendall Square Property collateral and include a 25,800 sq. ft. nine-screen movie theater, 33,272 sq. ft. of office and lab space and a parking garage with 1,574 parking spaces. There is a parking and access easement that allows tenants of the One Kendall Square Property to use the parking garage.

The One Kendall Square Property was constructed in phases from 1887 to 1994. The One Kendall Square Property was originally renovated in 1986 and from 2007 to 2013 the full campus underwent an approximately $74.0 million renovation ($111 PSF based on total campus square feet). Renovations consisted of a complete campus revitalization project, including HVAC and common area renovations along with base building upgrades. Approximately $36.0 million of the total renovation was spent upgrading laboratory

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,000,000 62.3% 1.34x 9.2%

space, including the creation of the incubator lab space which is useful for smaller biotech companies. Of the total renovation, approximately $45.1 million ($74 PSF) was spent on the seven buildings which comprise the One Kendall Square Property.

As of November 23, 2013, the One Kendall Square Property is 93.2% leased to 64 tenants.  The majority of the One Kendall Square Property is built out as lab space, which encompasses 51.6% of the NRA (56.1% including incubator lab space). Of the 64 tenants, the largest industry concentration is within the lab sector, which makes up approximately 55.0% of the leased area and includes two of the largest tenants, Merrimack and Nine Point Medical. Since the beginning of 2013, approximately 31.2% of the NRA at the One Kendall Square Property was signed to a new or renewing tenant. The subsequent chart summarizes the various types of space at the One Kendall Square Property:

Unit Breakdown(1)
Type of Space	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	% Occupied	Annual U/W Base Rent PSF(2)	% of Total U/W Base Rent	Market Rent PSF(3)
Lab(4)	342,287	56.1%	89.9%	$43.25	59.8%	$38.00 - $54.00
Office	201,834	33.1%	98.0%	$40.05	35.6%	$45.00 - $52.00
Retail	38,388	6.3%	100.0%	$23.97	4.1%	$22.00 - $31.00
Storage and Miscellaneous	27,601	4.5%	88.5%	$5.11(5)	0.5%	$12.00
Total / Wtd. Avg.	610,110	100.0%	93.2%	$39.17	100.0%	$38.13 - $49.99

(1)	Based on the underwritten rent roll.
(2)	Based on occupied sq. ft.
(3)	Source: Appraisal
(4)	Includes lab and incubator lab space.
(5)	Excludes 2,985 sq. ft. of miscellaneous space that does not pay rent.

Environmental Matters. The Phase I environmental report dated January 3, 2014 recommended no further action at the One Kendall Square Property, other than the continued implementation of the asbestos operation and maintenance plan.

Major Tenants.

Merrimack (121,704 sq. ft., 19.9% of NRA, 22.4% of U/W Base Rent). Merrimack Pharmaceuticals, Inc. (“Merrimack”) is headquartered at the One Kendall Square Property and is a biopharmaceutical company that develops and commercializes innovative medicines paired with companion diagnostics for the treatment of serious diseases, with an initial focus on cancer. Merrimack provides patients, physicians and the healthcare system with the medicines, tools and information on the diagnosis and treatment of illness through a precise mechanistic understanding of disease. At the One Kendall Square Property, Merrimack consists mostly of lab space, with approximately 10,600 sq. ft. of office space and approximately 3,100 sq. ft. of storage space.

Merrimack has been leasing space at the One Kendall Square Property since 2006 when it occupied 31,747 sq. ft. and has since expanded multiple times to its current 121,704 sq. ft. of leased space. This includes a lease for 3,617 sq. ft. which Merrimack began in November 2013. Merrimack is not yet in occupancy of this space but is paying full rent.  Merrimack is estimated to begin build out on this space in early 2014. Merrimack’s lease expires June 30, 2019 with either (i) one five-year renewal option at market rent upon written notice given no later than March 31, 2018 or (ii) one one-year renewal option at market rent upon written notice given no later than December 31, 2016.

Akamai Technologies (51,693 sq. ft., 8.5% of NRA, 11.4% of U/W Base Rent). Akamai Technologies (“Akamai”) (NASDAQ: AKAM) is a leading provider of cloud services, which allows users to share secured data on multiple devices. Founded in 1998, Akamai helps enterprises accelerate innovation by removing the complexities of technology so companies can focus on driving business forward. With over 137,000 servers in 87 countries, Akamai’s network is one of the world’s largest distributed-computing platforms and is responsible for serving 15% to 30% of all web traffic. Akamai has over 3,400 employees and had year-end 2013 revenues of approximately $1.6 billion.  Akamai is headquartered at 8 Cambridge Center, which is located adjacent to the One Kendall Square Property. Akamai uses the One Kendall Square Property for office space.

Akamai signed its lease at the One Kendall Square Property in September 2013, and is estimated to take occupancy of its space in April 2014, with rent commencing on April 19, 2014. At closing, $652,323 was reserved for all outstanding rent abatements due to Akamai under its lease. Akamai has two five-year renewal options at market rent upon written notice given on or before 15 months prior to the expiration of the then-existing lease term.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,000,000 62.3% 1.34x 9.2%

Nine Point Medical (31,916 sq. ft., 5.2% of NRA, 6.1% of U/W Base Rent). Nine Point Medical (“Nine Point”) is headquartered at the One Kendall Square Property and is positioned to improve patient care through the development of medical devices that enable high-resolution in-vivo imaging. Utilizing advanced optical technologies, Nine Point enables physicians and pathologists to visualize disease in real time and eventually treat patients during the same procedure. Applications of Nine Point’s technology include gastroenterology, pulmonary medicine, breast cancer, gynecology, urology, and ENT and plans to gradually incorporate therapeutic devices. Nine Point uses the One Kendall Square Property for lab space, with one basement storage space.

Nine Point has been a tenant at the One Kendall Square Property since December 2010 and expanded its space in January 2013. Nine Point has one two-year renewal option at 95% of market rent upon nine months prior written notice.

The Market.     The One Kendall Square Property is located in the Kendall Square area of East Cambridge, Massachusetts, which is part of the Greater Boston metropolitan area. Within the United States, the largest distribution of biotechnology companies is located in Massachusetts. This is largely due to the presence of the Massachusetts Institute of Technology (“M.I.T.”) and Harvard University, as well as some of the country’s leading hospitals located within the Massachusetts General Complex or Longwood Medical Area. The Kendall Square area consists primarily of office buildings, research and development facilities, and some industrial uses throughout the area. In many of the neighborhood office buildings, retail uses occupy the first floor. The One Kendall Square Property is surrounded by major institutional, research facilities and corporate biotech users which include the M.I.T. Stata Center, the M.I.T. Brain & Cognitive Science Project, The Whitehead Institute for Biomedical Research, Draper Laboratories and two lab facilities for Biogen. In addition, the One Kendall Square Property is proximate to multiple transportation lines, including the Massachusetts Bay Transportation Authority (MBTA) Red Line subway, which services Harvard University, M.I.T., Massachusetts General Hospital, Boston’s Financial District and South Station. Within a three-mile radius of the One Kendall Square Property, the 2013 population was 467,490 with an average household income of $91,120.

The Cambridge office and laboratory market consists of three submarkets: West Cambridge, Mid Cambridge and East Cambridge. The One Kendall Square Property is located in the East Cambridge submarket, which has a wide variety of industries such as high-tech, bio-tech, financial services, retail services, manufacturing and healthcare. The office submarket accounts for approximately 59.0% of total market inventory.  As of Q3 2013, the overall Cambridge office market reflects a vacancy rate of 6.5%, with 11.1 million sq. ft. of inventory. The East Cambridge submarket has a total office inventory of approximately 7.3 million sq. ft. with a vacancy rate of 5.9% and average asking rent of $48.83 PSF gross. The subsequent chart presents some comparable office leases:

Comparable Office Rentals(1)
Name	One Kendall Square Property	5 Cambridge Center	4 Cambridge Center	101 Main Street	1 Cambridge Center	One Main Street
Distance from Subject	NAP	0.4 miles	0.3 miles	0.6 miles	0.4 miles	0.7 miles
Building Sq. Ft.(2)	201,834	237,752	198,295	341,830	215,385	305,589
Year Built / Renovated	1887-1994 / 1986, 2007-2013	1981	1986	1983	1987	1986
Tenant Name	Comparable Leases	Mass Eye Research	The Frankel Group	Matrix Partners	Johnson & Johnson	Schneider Electric
Size (Sq. Ft.)(3)	6,116	1,465	4,302	11,567	9,121	7,639
Rent PSF(4)	$40.05	$62.00	$58.00	$55.00	$58.00	$53.00
(1)	Source: Appraisal
(2)	Building Sq. Ft. for the One Kendall Square Property represents total office space per the November 23, 2013 rent roll.
(3)	Size (Sq. Ft.) for the One Kendall Square Property represents the average size of office space per the November 23, 2013 rent roll.
(4)	Rent PSF for the One Kendall Square Property represents the average rent for occupied office space per the November 23, 2013 rent roll.

Barriers to entry are formidable in the East Cambridge laboratory submarket. East Cambridge has little available land currently zoned for lab use. The approval process for lab space is long and includes significant community input, so it is typical for lab tenants to renovate existing structures to suit their needs.  In addition, the One Kendall Square Property offers contiguous and Class A lab space where the majority of lab space in East Cambridge represents inferior Class B space or non-contiguous space. The East Cambridge submarket also has a total lab space inventory of approximately 8.1 million sq. ft. with a vacancy rate of 7.0% and average asking rent of $52.12 PSF NNN.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,000,000 62.3% 1.34x 9.2%

The subsequent chart presents some comparable lab space leases:

Comparable Lab Rentals(1)
Name	One Kendall Square Property	400 Technology Square	400 Technology Square	790 Memorial Drive	320 Bent Street	320 Bent Street
Distance from Subject	NAP	0.2 miles	0.2 miles	2.1 miles	0.3 miles	0.3 miles
Building Sq. Ft.(2)	342,287	213,000	213,000	47,874	184,445	184,445
Year Built / Renovated	1887-1994 / 1986, 2007-2013	1966/1999	1966/1999	2001	2000	2000
Tenant Name	Comparable Leases	Aramco Services	Warp Drive	Infinity Pharma	Momento Pharma	Idenix Pharma
Unit Size (Sq. Ft.)(3)	6,339	32,403	21,621	15,783	104,678	46,418
Rent PSF(4)	$43.25	$56.00	$59.25	$62.00	$58.00	$48.26
(1)	Source: Appraisal
(2)	Building Sq. Ft. for the One Kendall Square Property represents total lab and incubator lab space per the November 23, 2013 rent roll.
(3)	Size (Sq. Ft.) for the One Kendall Square Property represents the average size of lab space per the November 23, 2013 rent roll.
(4)	Rent PSF for the One Kendall Square Property represents the average rent for occupied lab space per the November 23, 2013 rent roll.

The appraiser concluded market rent for the One Kendall Square Property to be $38.00 to $54.00 PSF NNN for lab space tenants, $45.00 to $52.00 PSF gross for office tenants, $22.00 to $31.00 PSF NNN for ground floor retail tenants and $12.00 PSF gross for storage space.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 11/30/2013	U/W	U/W PSF
Base Rent(1)	$12,967,983	$14,845,894	$17,298,314	$18,482,225	$22,828,190	$37.42
Value of Vacant Space	0	0	0	0	2,309,888	3.79
Gross Potential Rent	$12,967,983	$14,845,894	$17,298,314	$18,482,225	$25,138,078	$41.20
Total Recoveries	3,494,275	5,389,436	5,573,452	6,124,526	6,491,507	10.64
Total Other Income	110,516	93,776	18,482	150,139	105,965	0.17
Less: Vacancy(2)	0	0	0	0	(2,309,888)	(3.79)
Effective Gross Income	$16,572,774	$20,329,107	$22,890,248	$24,756,891	$29,425,662	$48.23
Total Operating Expenses	8,691,962	9,885,624	10,296,408	11,255,081	10,711,322	17.56
Net Operating Income(3)	$7,880,812	$10,443,482	$12,593,841	$13,501,810	$18,714,340	$30.67
TI/LC	0	0	0	0	1,407,150	2.31
Capital Expenditures	0	0	0	0	152,528	0.25
Net Cash Flow	$7,880,812	$10,443,482	$12,593,841	$13,501,810	$17,154,662	$28.12

(1)	U/W Base Rent includes $563,123 in contractual step rent through December 2014.
(2)
U/W Vacancy represents 7.3% of gross income compared to office market and submarket vacancy rates of 6.5% and 5.9%, respectively and lab market and submarket vacancy rates of 7.2% and 7.0%, respectively. U/W Vacancy represents vacant space grossed up at $55.40 PSF based on recent leasing.

(3)
The increase in U/W Net Operating Income over historical Net Operating Income is primarily due to recent leasing by Akamai Technologies and M.I.T., which have leases that commence in September 2013 and March 2014, respectively, and contribute approximately $3.7 million in underwritten base rent.

Property Management.    The One Kendall Square Property is managed by Divco West Real Estate Services, Inc., a borrower affiliate.

Lockbox / Cash Management.    The One Kendall Square Loan Combination is structured with a hard lockbox and in place cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the One Kendall Square Loan Combination documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default, (ii) the DSCR falls below 1.15x as of the last day of any calendar quarter, (iii) the occurrence of a Lease Sweep Period (as defined herein) or (iv) a new mezzanine loan is outstanding, until such time as (a) with respect to clause (i), the event of default has been cured, (b) with respect to clause (ii),

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,000,000 62.3% 1.34x 9.2%

the DSCR is at least 1.20x for two consecutive quarters, (c) with respect to clause (iii), the Lease Sweep Period is no longer continuing and (d) with respect to clause (iv), the mezzanine loan is no longer outstanding.

A “Lease Sweep Period” will commence upon the first to occur of (i) the date that is 12 months prior to the earliest stated expiration date (including the stated expiration of any renewal term) of a Lease Sweep Lease (as defined herein) or the final date required under a Lease Sweep Lease by which the tenant is required to give notice to exercise its renewal option, (ii) the date that a Lease Sweep Lease is surrendered, cancelled, or terminated prior to its then current expiration date, (iii) the date that any tenant under a Lease Sweep Lease goes dark or (iv) upon a default or insolvency proceeding under a Lease Sweep Lease.

A “Lease Sweep Lease” means (i) the Akamai lease, (ii) the Merrimack lease, (iii) any Akamai or Merrimack replacement tenant lease, which, either individually or when combined with any other lease of the same tenant or its affiliates, demises 50,000 or more rentable sq. ft. at the One Kendall Square Property or (iv) any Akamai or Merrimack replacement tenant lease that expires within the same 12-month period, and when aggregated together demise at least 35,000 or more net rentable sq. ft.

Initial Reserves.    At closing, the borrower deposited (i) $1,103,422 into a tax reserve account, (ii) $5,137,394 into the TI/LC reserve account for approved leasing expenses, (iii) $673,135 into a free rent reserve account and (iv) $114,713 into the required repairs reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $275,856 into a tax reserve account, (ii) $12,711 into a capital expenditure account and (iii) $169,814  into a TI/LC reserve account, subject to a reserve cap of $7.0 million on or prior to December 31, 2019 and a cap of $5.0 million on or after January 1, 2020. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place. During a Lease Sweep Period, all excess cash will be deposited into the lease sweep reserve, subject to a reserve cap of $55.00 PSF based on the aggregate rentable square feet of the Lease Sweep Lease that caused the Lease Sweep Period to spring into effect.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Mezzanine debt is permitted solely in connection with a transfer and assumption of the One Kendall Square Loan Combination, provided, among other things per the One Kendall Square Loan Combination documents, (i) the combined LTV is less than or equal to 62.3%, (ii) the combined DSCR is greater than or equal to 1.29x, (iii) the combined debt yield is not less than 8.0% and (iv) is subject to an intercreditor agreement. The sponsor of the borrower or an affiliate may be the mezzanine lender of such permitted mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,000,000 62.3% 1.34x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,000,000 62.3% 1.34x 9.2%

CARTIFACT
One Kendall Square
One Kendall Square
Cambridge, MA 02139
EAST CAMBRIDGE
Cambridge
Massachusetts Institute of Technology
CHARLES RIVER
LONGFELLOW BRIDGE
Donnelly Park
John A Ahern Field
95 Fulkerson Street
Broad Institute
Cancer Research Technology
320 Bent Street
Cambridge Police Dept
AT&T Fiberoptic Cable Terminal
Verizon Central Office
222 3rd Street
67 Rogers Street
Archstone Kendall Square Apartments
150 Cambridge Street
2 Canal Park
1 Canal Park
Davenport Building
Lechmere (MBTA)
Lechmere Canal
Cambridge Side Galleria Mall
Hotel Marlowe
Petco
IBM Research
Royal Sonesta Hotel
Esplanade
Rowland Institute
The Athenaeum
Riverview
Genzyme's Corporate HQ
Equity Quality Housing
One Broadway
101 Main Street
One Main Street
One Memorial Drive
Dant Alighieri Cultural Center
CDM
201 Broadway
Cambridge Brewing
Future Media Concepts
The Garment District
Fairhaven Capital
15 Cambridge Center
14 Cambridge Center
11 Cambridge Center
Biogen Idec Building 6
10 Cambridge Center
8 Cambridge Center
Residence Inn Marriott
4 Cambridge Center
Volpe National Transportation Systems Center
Charles Stark Draper Laboratory
400 Technology Square
300 Technology Square
Novartis Institutes for BioMedical Research
Whitehead Institute
Cell Press HQ
7 Cambridge Center
5 Cambridge Center
3 Cambridge Center
1 Cambridge Center
Cambridge Center Marriott Hotel
Mcgovern Institute of Brain Research
Kendall Hotel
MIT E28
MIT Bookstore
MIT E38
MIT E39
Au Bon Pain
Eastgate Dorms
Ford Building
Koch Building
Fairchild Building
Stata Center
EG&G Education Center
Nuclear Science Lab
Nuclear Engineering Dept
Ralph Landau Building
MIT Medical
MIT Medical Lab 2
MIT Medical Lab 1
MIT E40
MIT Sloan School
MIT Faculty Club
MIT E51
Dorrance Building
MIT Green Building
East Campus Dormitory
Senior Haus
100 Memorial Dr Apartments
Presidents House
MIT Great Dome
Walker Memorial
OTIS ST
THORNDIKE ST
SPRING ST
HURLEY ST
CHARLES ST
ROGERS ST
BINNEY ST
BROADWAY
MAIN ST
VASSAR ST
MEMORIAL DR
MASSACHUSETTS AVE
CARDINAL MEDEIROS AVE
HAMPSHIRE ST
COMMERCIAL AVE
EDWIN H LAND BLVD
CAMBRIDGE PKWY
6TH ST
5TH ST
3RD ST
2ND ST
1ST ST
3
Somerville
Cambridge
EAST CAMBRIDGE
Massachusetts Institute of Technology
Charles River
NORTH END
BEACON HILL
FINANCIAL DISTRICT
Boston
Boston Harbor
LOGAN INTERNATIONAL AIRPORT
BACK BAY
CHINATOWN
SEAPORT DISTRICT
Fenway Stadium
Prudential Center
SOUTH END
Convention Center
SOUTH BOSTON
Northeastern University

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 2 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 66.4% 1.67x 7.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 2 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 66.4% 1.67x 7.9%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Student Housing Multifamily
Sponsor:	The Chetrit Group		Collateral:	Fee Simple
Borrower:	1760 Third Owner LLC		Location:	New York, NY
Original Balance(1):	$75,000,000		Year Built / Renovated:	1973 / 2007- 2008
Cut-off Date Balance(1):	$75,000,000		Total Units / Beds(5):	498 / 1,085
% by Initial UPB:	8.1%		Property Management:	Self-managed
Interest Rate:	4.5786%		Underwritten NOI(6):	$11,039,848
Payment Date:	5th of each month		Underwritten NCF(6):	$10,877,098
First Payment Date:	March 5, 2014		Appraised Value:	$211,000,000
Maturity Date:	February 5, 2019		Appraisal Date:	December 11, 2013
Amortization:	Interest Only
Additional Debt(1)(2):	$65,000,000 Pari Passu Debt;		Historical NOI(7)
	$20,000,000 Mezzanine Loan		Most Recent NOI:	$10,506,340 (T-12 November 30, 2013)
Call Protection(3):	L(25), D(32), O(3)		2012 NOI:	$9,235,156 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	NAV
			2010 NOI:	NAV
Reserves(3)
	Initial	Monthly	Historical Occupancy(7)
Taxes:	$420,238	$210,119	Current Occupancy:	100.0% (December 31, 2013)
Insurance:	$46,020	$15,340	2012 Occupancy:	100.0% (December 31, 2012)
Replacement:	$0	$13,563	2011 Occupancy:	NAV
TI/LC:	$750,000	$0	2010 Occupancy:	NAV
Zoning Violation:	$120,000	$0
(1)   The Original Balance and Cut-off Date Balance of $75.0 million represent the controlling Note A-2 of the $140.0 million 1760 Third Avenue Loan Combination, which is evidenced by two pari passu notes. The pari passu companion loan is the non-controlling Note A-1, with an original principal balance of $65.0 million, which was included in the COMM 2014-CCRE15 transaction. For additional information on the pari passu companion loan, see “The Loan” herein.
(2)   For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   DSCR, LTV, Debt Yield and Balance / Unit calculations are based on the aggregate 1760 Third Avenue Loan Combination.
(5)   The current number of beds at the 1760 Third Avenue Property is 1,085 in 498 units. The Borrower has disclosed that it plans to convert five existing kitchens into units by June 2014, increasing the bed count and the unit count to 1,111 and 508, respectively.
(6)   Underwritten NOI and NCF reflect current contractual base rents for the 2014-2015 academic year, except for LIM College unit #1827, which reflects the in-place 2013-2014 rent and is based on the current 498 units at the 1760 Third Avenue Property.
(7)   The multifamily space at the 1760 Third Avenue Property was 100.0% leased and 100.0% physically occupied as of December 31, 2013. The Sponsor recently added more than 2,790 sq. ft. of retail space to the 1760 Third Avenue Property and is in the process of leasing that space. Natixis did not underwrite retail income.

UST Remediation:	$62,500	$0

Financial Information
	Mortgage Loan(4)	Total Debt
Cut-off Date Balance / Unit:	$281,124	$321,285
Balloon Balance / Unit:	$281,124	$321,285
Cut-off Date LTV:	66.4%	75.8%
Balloon LTV:	66.4%	75.8%
Underwritten NOI DSCR:	1.70x	1.30x
Underwritten NCF DSCR:	1.67x	1.28x
Underwritten NOI Debt Yield:	7.9%	6.9%
Underwritten NCF Debt Yield:	7.8%	6.8%
Underwritten NOI Debt Yield at Balloon:	7.9%	6.9%
Underwritten NCF Debt Yield at Balloon:	7.8%	6.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 2 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 66.4% 1.67x 7.9%

Tenant Summary
Tenant	# of Units(1)	# of Beds(1)	% of Total Unit Count	% Leased	Annual U/W Base Rent(2)	% U/W Annual Base Rent	Lease Expiration(3)	Renewal Option
EHS	218	448	43.8%	100.0%	$6,259,788	41.3%	5/31/2021	One 10-year
LIM College	165	371	33.1%	100.0%	$5,778,278	38.1%	5/31/2021	None
LIM College Unit #1827(4)	1	1	0.2%	100.0%	$33,000	0.2%	NAP	NAP
CUNY Baruch College	73	166	14.7%	100.0%	$1,945,132	12.8%	5/31/2022	Two 5-year
CUNY Hunter College	41	99	8.2%	100.0%	$1,150,474	7.6%	5/31/2022	Two 5-year
Total/Wtd. Avg.	498	1,085	100.0%	100.0%	$15,166,672	100.0%
(1)
The current number of beds at the 1760 Third Avenue Property is 1,085 in 498 units; the Borrower has disclosed that it plans to convert five existing kitchens into units by June 2014, bringing the bed count and the unit count up to 1,111 and 508, respectively.

(2)
The Borrower is not charging base rent to six units at the 1760 Third Avenue Property which are allocated as follows: one unit to CUNY Baruch College, one unit to CUNY Hunter College, three units to LIM College, each of which are occupied by resident directors and advisors and one unit that is occupied by the superintendent. Natixis underwrote to the current contractual base rents for the academic year 2014-2015 which excludes post-conversion units and base rent increases, except for LIM College unit #1827, which Natixis underwrote to the in place 2013-2014 rent. Post-conversion of the kitchens, EHS and LIM College are expected to add 18 and eight beds to their respective leases. It is projected that the amended leases will be executed by March or April of this year. The Borrower expects contractual rent payments for EHS and LIM College to be higher for the 2014-2015 academic year. The Borrower deposited $750,000 into a TI/LC reserve in connection with the kitchen conversion.

(3)
The 1760 Third Avenue Property is 100.0% leased to four different tenants with 10-year lease terms expiring in 2021 and 2022. EHS and LIM College are leasing on a 12-month basis, starting on June 1st and ending May 31st of the following year. CUNY Baruch College and CUNY Hunter College are leasing on a 9.5-month basis corresponding to their respective academic calendar, starting the earlier of August 19th and one week prior to the respective start of the fall semester, ending the later of May 31st and one day after the respective spring commencement ceremony.

(4)
LIM College is leasing unit #1827 at a monthly rate of $2,750 until May 31, 2014. This unit is used by faculty members and it is expected that the rent of unit #1827 will be included in the LIM College lease after the completion of the planned conversions.

The Loan.    The 1760 Third Avenue loan (the “1760 Third Avenue Loan” or “Loan”) is the controlling Note A-2 portion, in the original principal amount of $75.0 million, of a fixed rate loan in the aggregate principal amount of $140.0 million (the “1760 Third Avenue Loan Combination”). The 1760 Third Avenue Loan Combination is secured by the Borrower’s fee simple interest in a 247,615 sq. ft. Class A student housing property located at 1760 Third Avenue in New York, New York (the “1760 Third Avenue Property”). The 1760 Third Avenue Loan Combination is evidenced by two pari passu notes. Only the Note A-2 will be included in the COMM 2014-LC15 mortgage trust. The non-controlling Note A-1, with an original principal amount of $65.0 million (the “1760 Third Avenue Companion Loan”) was included in the COMM 2014-CCRE15 mortgage trust. The 1760 Third Avenue Loan Combination has a cut-off date balance of $140.0 million ($281,124 per unit), a five-year term and is interest only. The 1760 Third Avenue Loan Combination accrues interest at a fixed rate equal to 4.5786%. Based on the appraised value of $211.0 million as of December 11, 2013, the cut-off date LTV ratio of the 1760 Third Avenue Loan Combination is 66.4%. The proceeds of the 1760 Third Avenue Loan Combination, along with a $20.0 million mezzanine loan funded concurrently, were used to refinance the existing debt of approximately $129.5 million, fund upfront reserves of approximately $1.4 million, pay closing costs of approximately $2.7 million and return approximately $26.4 million of equity to the Borrower. The most recent prior financing of the 1760 Third Avenue Property was not included in a securitization.

The relationship between the holders of Note A-1 and Note A-2 is governed by an intercreditor agreement described under “Description of the Mortgage Pool―Loan Combinations ―1760 Third Avenue Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$65,000,000	$65,000,000	COMM 2014-CCRE15	No
Note A-2	$75,000,000	$75,000,000	COMM 2014-LC15	Yes
Total	$140,000,000	$140,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$140,000,000	87.5%	Loan Payoff	$129,456,829	80.9%
Mezzanine Loan Amount	$20,000,000	12.5%	Reserves	$1,398,759	0.9%
			Closing Costs	$2,699,848	1.7%
			Return of Equity	$26,444,564	16.5%
Total Sources	$160,000,000	100.0%	Total Uses	$160,000,000	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 2 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 66.4% 1.67x 7.9%

The Borrower / Sponsor.    The borrower, 1760 Third Owner LLC (the “Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the Borrower are Joseph and Meyer Chetrit, who are among the principals of The Chetrit Group (the “Sponsor”). Founded by Joseph Chetrit, The Chetrit Group is headquartered in Manhattan and invests in commercial real estate with a portfolio of over 20.0 million sq. ft. in New York, Chicago, Miami, Los Angeles and other countries. The Sponsor holds their portfolio with a long-term hold strategy. The Chetrit Group acquires properties and creates value by repositioning them.  The portfolio held by the Chetrit Group is estimated to be valued in excess of $4.0 billion. The Borrower of the 1760 Third Avenue Loan is indirectly owned, in part, by Meyer Chetrit, who is also the nonrecourse carve-out guarantor. As of September 30, 2013, Meyer Chetrit reported approximately $493.1 million of net worth and $30.0 million of liquidity.

The Property.    The 1760 Third Avenue Property consists of a 19-story, 247,615 sq. ft. student housing building. The building was constructed in 1973 and extensively renovated from 2007 to 2008. The 1760 Third Avenue Property has 498 units with 1,085 beds and is located on the edge of the Upper East Side and the East Harlem neighborhoods of New York City, within close proximity to several colleges and universities. The 1760 Third Avenue Property is 100.0% master leased to four different tenants as of December 31, 2013, including EHS, The Laboratory Institute of Merchandising (“LIM College”), The City University of New York (“CUNY”) Hunter College and CUNY Baruch College. The 1760 Third Avenue Property is accessible via the subway system with the 4, 5 and 6 trains. Both CUNY Baruch College and CUNY Hunter College are located along the 4, 5 and 6 trains, and LIM College students can transfer to the E and M trains from the 6 train at Lexington Avenue and 53rd street, or walk over three avenues. Commuting times between the 1760 Third Avenue Property and the different colleges, CUNY Hunter College, LIM College and CUNY Baruch College, are approximately 9, 20, and 22 minutes, respectively.

All units include a desk and a chair, an air conditioning unit, a flat panel television with DVD player, a compact microwave and a refrigerator, walk in closets and an attached full bathroom. In addition to in-room amenities, the 1760 Third Avenue Property also features a 3,500 sq. ft. on-site fitness facility, a large multi-media room, student lounges, laundry facilities, as well as game rooms. Residents further benefit from the presence of a security guard 24 hours a day and card accessed entry to the building and amenities.  EHS runs student services that include mail, ID’s, student/roommate conflicts as well as movie night, indoor/outdoor activities, life safety classes and other events for the benefit all students that stay at the 1760 Third Avenue Property. LIM College, CUNY Baruch College and CUNY Hunter College also offer private events to their respective students.

The Sponsor purchased the 1760 Third Avenue Property in 2007 for $80.0 million ($160,643 per unit) and invested an additional $67.0 million ($134,538 per unit, or collectively with the purchase price, $295,181 per unit) in capital expenditures through 2008, converting the building from a vacant nursing home to a student housing facility. The Sponsor recently added more than 2,790 sq. ft. of retail space by condensing common areas at the 1760 Third Avenue Property, and is in the process of leasing the space. The Sponsor plans to convert five existing kitchens into additional units and construct a ground floor central kitchen by June 2014, bringing the unit count up to 508 units and the bed count to 1,111. At closing, Natixis reserved $750,000 for these conversions.

Major Tenants.    As of December 31, 2013 the 1760 Third Avenue Property is 100.0% master leased by four different tenants with 10-year lease terms expiring in 2021 and 2022. The tenants are EHS, LIM College, CUNY Hunter College and CUNY Baruch College. The 1760 Third Avenue Property is 100.0% physically occupied.

EHS (448 beds in 218 units, 43.8% of the current unit count, 41.3% of U/W Base Rent). EHS is a New York nonprofit organization that provides low-cost housing to students and faculty members of New York City colleges. Currently, EHS leases units in six properties, including the subject property, located throughout Manhattan and Brooklyn. They are currently partnered with over 10 local colleges in the New York City area. EHS enters into long-term leases (between five and 10 years) for a large number of student housing units and offers the units to individual students or schools in shorter term leases. At the 1760 Third Avenue Property, EHS subleases their units out to tenants such as Aspect Education, Inc. on behalf of Kaplan Institute (100 beds), Marymount Manhattan College (123 beds), New York School of Interior Design (26 beds), St. Giles (13 beds), CUNY Baruch College (80 beds), LIM College (6 beds), Lehman College (6 beds) and the remaining 94 beds are subleased to individual students.

LIM College (372 beds in 166 units, 33.3% of the current unit count, 38.3% of U/W Base Rent). Founded in 1939 and located in five buildings in midtown Manhattan, LIM College prepares students for careers in every aspect of the business of fashion. LIM College offers majors in fashion merchandising, management, marketing and visual merchandising. For graduate students, it also offers an MBA program. As of Fall 2013, there were 1,539 students enrolled at the college. Over the past ten years, full time student enrollment has increased 344.0%. The 1760 Third Avenue Property is the only student housing LIM College offers to its students.

CUNY Baruch College (166 beds in 73 units, 14.7% of the current unit count, 12.8% of U/W Base Rent). CUNY Baruch College is a public university located in the Flatiron district of New York City. CUNY Baruch College offers undergraduate and graduate degrees. As of Fall 2013, there were 17,462 students enrolled at the college. Over the past ten years, full time student enrollment has increased by

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 2 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 66.4% 1.67x 7.9%

more than 16.0%. CUNY Baruch College is ranked among the region’s and the nation’s top colleges by U.S. News & World Report, Forbes, Princeton Review, and others. The 1760 Third Avenue Property is being promoted as the main campus housing on their college website.

CUNY Hunter College (99 beds in 41 units, 8.2% of the current unit count, 7.6% of U/W Base Rent). CUNY Hunter College, located in the Upper East Side neighborhood of New York City, is the largest college in the CUNY system. Founded in 1870, it is also one of the oldest public colleges in the country. As of Fall 2013, 22,840 students attend CUNY Hunter College, pursuing both undergraduate and graduate degrees in more than 170 different programs of study. Of this number, 13,142, or 57.5% of the students were full time. Over the past ten years, full time student enrollment has increased by 19.0%. CUNY Hunter College has 1,800 full time and part time faculty members. The 1760 Third Avenue Property is being promoted as one of the three main housing sites on their college website. The other housing site being offered is the 92nd Street Residence, which is located on 91st Street and Lexington Avenue.

Environmental Matters.    The Phase I environmental report dated December 30, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the 1760 Third Avenue Property. The report also recommended properly closing the 1,000-gallon diesel underground storage tank and all associated piping, located beneath the basement floor, in accordance with applicable regulations, at an estimated cost of $50,000. At closing, $62,500 was deposited into an UST remediation reserve representing 125.0% of the estimated costs.

The Market.    The 1760 Third Avenue Property is located on the edge of the Upper East Side and the East Harlem neighborhoods of New York City. Forty-two of the nation’s Fortune 500 companies are headquartered in New York City, including Verizon Communications Inc., J.P. Morgan Chase & Co., Citigroup, Time Warner, MetLife and New York Life Insurance. New York City is the largest regional economy in the United States and the second largest city economy in the world, behind Tokyo, Japan. The financial, insurance, health care and real estate industries form the basis of New York City’s economy, with high-tech industries such as internet services growing rapidly.

University enrollments across the nation have experienced marked growth following the increase of those aged 15-24 deciding to attend college since the early 2000’s. In addition, more students are choosing to stay in college to pursue additional or advanced degrees due to the depressed job market, and individuals are returning to college for retraining and or higher degrees.  According to enrollment statistics published by the New York State Department of Education, college enrollment in New York City has increased 22% over the past ten years. According to projections from the Office of Research and Information Systems of the New York State Department of Education, total statewide enrollment in college will be 1,155,606 in the year 2013. This is a 5.6% increase over a 10 year period. Within the New York City region, full time undergraduate enrollment is projected to increase by 6.7% and part time undergraduate enrollment is expected to increase 2.5%. Full time graduate enrollment is projected to increase 2.4% and part time graduate enrollment is expected to increase 2.4%.

The following table presents certain information regarding comparable student housing properties for the 1760 Third Avenue Property:

Competitive Set(1)
Property Name	Location	Year Built	% Leased		Beds	Miles from subject	Asking Rent Per Bed / Month

1760 Third Avenue Property	New York, NY	1973	100.0%	(2)	1,085	NAP	$1,165

55 John Street, EHS(3)	New York, NY	2007	100.0%		520	8.5 miles	$994

55 John Street, Pace University(3)	New York, NY	2007	100.0%		520	8.5 miles	$1,507

481-497 8th Avenue	New York, NY	1928-1930	100.0%		575	4.3 miles	$818

215-217 East 23rd Street, School of Visual Arts	New York, NY	2001	100.0%		112	5.1 miles	$2,862
(1)	Source: Appraisal
(2)	As of the rent roll dated December 31, 2013.
(3)	55 John Street is 100.0% leased to EHS and EHS subleases exclusively to Pace University. The table reflects the master EHS lease and the Pace University sublease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 2 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 66.4% 1.67x 7.9%

Cash Flow Analysis.

Cash Flow Analysis
	2012	T-12 11/30/2013	U/W	U/W Per Unit

Student Housing Leases Rent(1)	$13,157,767	$14,465,239	$15,166,672	$30,455

Rent Straight Line(2)	0	0	257,806	518

Summer Tenant(3)	533,278	403,523	450,000	904

Other Income(4)	23,278	22,748	25,000	50

Total Recoveries(5)	185,171	302,403	428,506	860

Retail Income(6)	0	0	0	0

Vacancy Loss(7)	0	0	(489,840)	(984)

Effective Gross Income	$13,899,494	$15,193,913	$15,838,144	$31,804

Total Expenses	4,664,338	4,687,573	4,798,296	9,635

Net Operating Income	$9,235,156	$10,506,340	$11,039,848	$22,168

Capital Expenditures(8)	389,082	0	162,750	327

Net Cash Flow	$8,846,074	$10,506,340	$10,877,098	$21,842
(1)
Student Housing Leases Rent for 2012 depicts five months of CUNY Hunter College and CUNY Baruch College rent and student life fees as their respective leases were signed in August 2012. 2012 student housing rent includes LIM College and EHS real estate taxes reimbursements. Natixis underwrote the Student Housing Leases Rent based on 498 units using the current contractual leases rent for the 2014-2015 academic year, except for LIM College unit #1827, for which Natixis used the in-place 2013-2014 rent.

(2)
U/W Rent Straight Line takes into account the increase in the rental rates over the remaining term (2015-2022) for the CUNY Baruch College and CUNY Hunter College leases (credit tenants), by averaging the remaining payments and taking the difference between the average and the current lease payment.

(3)
Every summer, the 114 units containing 265 beds leased to CUNY Baruch College and CUNY Hunter College become vacant and are available for rent to generate additional revenue. The Borrower rents those beds to summer tenants such as English Language centers (EC NY), Worldstrides, World Languages and British International School among others.

(4)	Other Income is generated from the laundry and vending machines. The Borrower also charges students for damages caused at the 1760 Third Avenue Property.
(5)
Total Recoveries represent taxes recoveries from EHS and LIM College as well as CUNY Hunter College and CUNY Baruch College student life services fees, which include: mail, IDs, student/roommate conflicts as well as movie night, indoor/outdoor activities, life safety classes and other events held for the students that stay at the 1760 Third Avenue Property.

(6)
The Sponsor recently added more than 2,790 sq. ft. of retail space on the ground floor. Natixis did not underwrite additional retail income for this space, but the Borrower has indicated that it expects additional retail income in the amount of $139,500 for 2014 ($50 PSF).

(7)	U/W vacancy loss represents 3.0% of gross income.
(8)
Capital expenditures for 2012 in the amount of $389,082 were used for various improvements and renovations as well as architecture fees. Given the quality and durability of the furniture at the 1760 Third Avenue Property, Natixis underwrote the capital expenditures at $327 per unit, based on 498 units ($150 per bed based on 1,085 beds).

Property Management.   The 1760 Third Avenue Property is self-managed by the sponsor. Under the loan documents, the 1760 Third Avenue Property may not be managed by any other party, except for a management company approved by the lender and as to which rating agency confirmation has been received.  The lender may require the Borrower to replace a future property manager (or appoint a manager, if self-managed) if there is a material default by the property manager under the management agreement, the filing of a bankruptcy petition or a similar event with respect to the property manager or if the Borrower fails to maintain a DSCR above 1.10x.

Lockbox / Cash Management.   The 1760 Third Avenue Loan is structured with a hard lockbox and in place cash management. All rents are to be transmitted directly by non–residential tenants of the 1760 Third Avenue Property into the clearing account, which is under the control of the Borrower.  The Borrower and manager are required to deposit all rents received into the clearing account within two business days of receipt. Funds deposited into the clearing account are required to be swept by the clearing bank on a daily basis into a lender-controlled deposit account, where the funds are required to be disbursed in accordance with the loan agreement. Upon a Cash Trap Period (as defined herein), excess cash flow will be collected by the lender.

A “Cash Trap Period” will commence upon: (i) the occurrence of an event of default, (ii) the occurrence of a Lease Sweep Period (as defined herein), (iii) the failure by the Borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.20x, based on the trailing twelve month period immediately preceding the date of determination, or (iv) February 5, 2015, if there has been no Zoning Violations Cure (as defined herein) by such date; and will end upon the lender giving notice to the Borrower and the clearing bank that the Cash Trap Period has ended, which notice the lender is only required to give if: (1) in the case of clause (i) above, either (A) the 1760 Third Avenue Loan and all other obligations under the 1760 Third Avenue Loan documents have been repaid in full or (B) (i) such event of default has been cured, (ii) the lender has accepted such cure in writing (it being understood that lender is under no obligation to accept any cure of an event of default) and (iii) no other event that would trigger another Cash Trap Period has occurred and is

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 2 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 66.4% 1.67x 7.9%

continuing, (2) in case of clause (ii) above, the Lease Sweep Period has ended and no event that would trigger another Cash Trap Period has occurred and is continuing, (3) in the case of clause (iii) above, for six consecutive months since the commencement of the existing Cash Trap Period (A) no event of default has occurred, (B) no event that would trigger another Cash Trap Period has occurred and is continuing and (C) the DSCR is at least equal to 1.25x or (4) in the case of clause (iv) above, a Zoning Violations Cure has occurred and no other event that would trigger another Cash Trap Period has occurred and is continuing.

A “Lease Sweep Period” will commence on the first payment date following the occurrence of: (i) the date that any tenant that occupied 5% of the 1760 Third Avenue Property’s gross leasable area (a “Major Tenant”) notifies the Borrower that it intends to terminate its lease prior to the expiration date, (ii) the date required under a lease by which a Major Tenant is required to give notice of its exercise of a renewal, if such renewal was not exercised, (iii) any Major Tenant lease is surrendered, cancelled or terminated prior to its current expiration date or (iv) the occurrence and continuance of a default under a Major Tenant’s lease.

A “Zoning Violations Cure” means the date upon which the 1760 Third Avenue Property and the uses thereof or therein comply with all zoning, building and other legal requirements, the certificate of occupancy for the 1760 Third Avenue Property and all other restrictions, covenants and conditions affecting the 1760 Third Avenue Property or the Borrower and delivery to the lender of (i) a final certificate of occupancy for the 1760 Third Avenue Property confirming such conformance (as reasonably determined by lender) and (ii) an opinion of counsel reasonably acceptable to the lender, in form and substance reasonably acceptable to the lender, opining that the 1760 Third Avenue Property and the uses thereof or therein are in compliance with all zoning, building and other legal requirements, the certificate of occupancy and all other restrictions, covenants and conditions affecting the 1760 Third Avenue Property or the Borrower.

Initial Reserves.    At closing, the Borrower deposited (i) $420,238 into a tax reserve account, (ii) $46,020 into an insurance reserve account, (iii) $750,000 into the TI/LC reserve account, (iv) $120,000 into the zoning violations reserve account and (v)  $62,500 into the UST remediation reserve account

Ongoing Reserves.    On a monthly basis, the Borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $210,119, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $15,340, into an insurance reserve account and (iii) $13,563 into a capital expenditure account as long as the number of beds at the 1760 Third Avenue Property is 1,085. The monthly capital expenditure amount will increase by $12.50 per month for each additional bed during the conversion work. After the conversion, the monthly capital expenditure amount will be $13,888 based on 1,111 beds.

Current Mezzanine or Subordinate Indebtedness.    A $20.0 million mezzanine loan was funded at the closing of the 1760 Third Avenue Loan by Natixis and subsequently purchased by a third party investor on January 24, 2014. The mezzanine loan is coterminous with the 1760 Third Avenue Loan and accrues interest at a rate of 9.9500% per annum. The mezzanine loan is interest only for its entire term.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Zoning.    The certificate of occupancy requires the 1760 Third Avenue Property be used only as a student dormitory in compliance with 1 RCNY § 5101(b) (“Rule 51”). As of the closing of the 1760 Third Avenue Loan, (i) EHS, as the tenant under the EHS lease, (43.8% of the current unit count) did not satisfy the requirements of Rule 51 and (ii) neither the lease to CUNY Baruch College nor the lease to CUNY Hunter College (in the aggregate, 22.9% of the current unit count) satisfied the ten-year minimum lease term requirement of Rule 51, as they are each deficient by approximately three months ((i) and (ii) collectively, the “Zoning Violations”).  The Borrower is obligated to use diligent efforts to cure the Zoning Violations (including extending the leases to CUNY Baruch College and CUNY Hunter College) and to keep the lender apprised of the same. If the Borrower does not cure the Zoning Violations by February 5, 2015, then a Cash Trap Period will commence until the Zoning Violations are cured.

In the event that the NYC Department of Buildings, the NYC Department of Housing Preservation & Development or any similarly situated housing authority determines that the space leased by EHS can no longer be used for student dormitory housing, then the Borrower agreed to exercise its right under the EHS lease to terminate the EHS lease.  In such event, the guarantor is liable for any losses suffered by the lender due to such termination and is also obligated to pay any rental not paid by EHS into the lockbox account each month.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 2 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 66.4% 1.67x 7.9%

CARTIFACT.
1760 Third Avenue
1760 Third Avenue
New York, NY 10029
CENTRAL PARK
EAST RIVER
FDR DRIVE
MT. SINAI HOSPITAL
ICAHN MEDICAL INSTITUTE
METROPOLITAN HOSPITAL CENTER
MARX BROS. PLAYGROUND
SOLOMON R. GUGGENHEIM MUSEUM
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
FIRST AVENUE
METRO NORTH HOUSES
EAST RIVER HOUSES
WILSON HOUSES
CARVER HOUSES
NORMANDIE COURT
HOLMES TOWERS
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
ASTORIA
LONG ISLAND CITY
NEW JERSEY
NEW YORK
Central Park
UPPER WESTSIDE
UPPER EASTSIDE
MIDTOWN
CHELSEA
SOHO
FINANCIAL DISTRICT
Hudson River
East River
Times Square
Time Warner Center
Carnegie Hall
Penn Station
Empire State Building
Flatiron Building
United Nations
Washington Square Park
New York University
Metropolitan Museum of Art
Freedom Tower
New York Stock Exchange

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Thornton, CO and Longmont, CO	Collateral Asset Summary – Loan No. 3 AMC Portfolio Pool III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,686,572 74.8% 1.25x 8.1%

Longview Community Property

Redwood Estates Property

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Thornton, CO and Longmont, CO	Collateral Asset Summary – Loan No. 3 AMC Portfolio Pool III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,686,572 74.8% 1.25x 8.1%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Acquisition		Property Type:	Manufactured Housing Community
Sponsor(1):	RHP Properties, Inc.; NorthStar Realty		Collateral:	Fee Simple
	Finance Corp.		Location:	Thornton, CO and Longmont, CO
Borrower:	AMC Redwood Estates LLC; AMC		Year Built / Renovated:	1973, 1996 / NAP
	Longview LLC		Total Pads:	1,154
Original Balance:	$72,686,572		Property Management:	Newbury Management Company
Cut-off Date Balance:	$72,686,572		Underwritten NOI:	$5,898,569
% by Initial UPB:	7.8%		Underwritten NCF:	$5,812,019
Interest Rate:	4.9150%		Appraised Value:	$97,150,000
Payment Date:	1st of each month		Appraisal Date:	December 2, 2013
First Payment Date:	February 1, 2014
Maturity Date:	January 1, 2024		Historical NOI
Amortization:	Interest only for first 47 months; 360		Most Recent NOI:	$5,805,296 (T-12 September 30, 2013)
	months thereafter		2012 NOI:	$5,522,088 (December 31, 2012)
Additional Debt(2):	Future Mezzanine Debt Permitted		2011 NOI:	$5,445,395 (December 31, 2011)
Call Protection(3):	L(26), YM1(87), O(7)		2010 NOI:	$5,198,517 (December 31, 2010)
Lockbox / Cash Management:	Springing Soft / Springing
			Historical Occupancy(6)
Reserves(4)			Current Occupancy:	93.2% (October 31, 2013)
	Initial	Monthly	2012 Occupancy:	90.6% (December 31, 2012)
Taxes:	$177,577	$16,143	2011 Occupancy:	89.2% (December 31, 2011)
Insurance:	$0	Springing	2010 Occupancy:	89.8% (December 31, 2010)
Replacement:	$112,365	Springing
(1)   The guarantor, Ross H. Partrich, owner of RHP Properties, Inc., is also the sponsor under the mortgage loan identified on Annex A-1 to this Free Writing Prospectus as Valley Forge MHP, which has a Cut-off Date Balance of $12,500,000.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   Partial release and substitution are permitted. See “Partial Release” and “Substitution of Collateral” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.63x and 1.60x, respectively.
(6)   Occupancy includes 161 sponsor owned homes, which represents approximately 14.0% of the 1,154 total pads. For additional information, see “The Properties” herein.

Required Repairs:	$140,280	NAP

Financial Information
Cut-off Date Balance / Pad:	$62,987
Balloon Balance / Pad:	$56,765
Cut-off Date LTV:	74.8%
Balloon LTV:	67.4%
Underwritten NOI DSCR(5):	1.27x
Underwritten NCF DSCR(5):	1.25x
Underwritten NOI Debt Yield:	8.1%
Underwritten NCF Debt Yield:	8.0%
Underwritten NOI Debt Yield at Balloon:	9.0%
Underwritten NCF Debt Yield at Balloon:	8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Thornton, CO and Longmont, CO	Collateral Asset Summary – Loan No. 3 AMC Portfolio Pool III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,686,572 74.8% 1.25x 8.1%

Property Summary
				Allocated
Property Name	Location	Pads	Year Built / Renovated	Loan Amount	Appraised Value	Occupancy(1)
Redwood Estates Property	Thornton, CO	754	1973 / NAP	$48,243,234	$64,480,000	91.6%
Longview Community Property	Longmont, CO	400	1996 / NAP	$24,443,338	$32,670,000	96.3%
Total / Wtd. Avg.		1,154		$72,686,572	$97,150,000	93.2%
(1)
Based on the October 31, 2013 rent roll. Occupancy includes 161 sponsor owned homes, which represents approximately 14.0% of the 1,154 total pads. For additional information, see “The Properties” below.

The Loan.    The AMC Portfolio Pool III loan (the “AMC Portfolio Pool III Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a 754-pad manufactured housing community located at 9595 Pecos Street in Thornton, Colorado (the “Redwood Estates Property”) and a 400-pad manufactured housing community located at 11135 Longview Boulevard in Longmont, Colorado (the “Longview Community Property,” and together with the Redwood Estates Property, the “AMC Portfolio Pool III Properties”) with an original principal balance of approximately $72.7 million. The AMC Portfolio Pool III Loan has a 10-year term and amortizes on a 30-year schedule after an initial 47-month interest only period. The AMC Portfolio Pool III Loan accrues interest at a fixed rate equal to 4.9150% and has a cut-off date balance of approximately $72.7 million. Loan proceeds, along with approximately $25.8 million of equity from the sponsors, were used to acquire the AMC Portfolio Pool III Properties for an allocated purchase price of approximately $97.0 million, fund upfront reserves of approximately $0.4 million and pay closing costs of approximately $1.1 million. Based on the appraised value of $97.15 million as of December 2, 2013, the cut-off date LTV ratio is 74.8%. The most recent prior financing of the Redwood Estates Property was included in the JPMCC 2004-C2 transaction. The most recent prior financing of the Longview Community Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$72,686,572	73.8%	Purchase Price	$96,957,855	98.4%
Sponsor Equity	$25,841,702	26.2%	Reserves	$430,222	0.4%
			Closing Costs	$1,140,196	1.2%
Total Sources	$98,528,274	100.0%	Total Uses	$98,528,274	100.0%

The Borrower / Sponsor.    The borrowers, AMC Redwood Estates LLC and AMC Longview LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote. The managing member of each of the borrowers is AMC Portfolio SPE-3, LLC, a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The sponsors of the borrowers are RHP Properties, Inc. (“RHP”) and NorthStar Realty Finance Corp. (“NorthStar”), and the nonrecourse carve-out guarantor is Ross H. Partrich, the owner of RHP.

RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. By number of communities, RHP is the nation’s second largest private owner and operator of manufactured housing, owning and managing approximately 212 communities with over 52,000 housing units and sites across 25 states, with a combined value of approximately $2.25 billion.

NorthStar is a publicly traded real estate investment trust (NYSE: NRF) with primary business activities that include origination, structuring, acquisition and managing of commercial real estate debt, commercial real estate securities and net lease properties. NorthStar had approximately $10.1 billion of real estate assets under management as of September 30, 2013.

The AMC Portfolio Pool III Properties were acquired in December 2013 as part of a 16-property portfolio acquisition by the sponsors.  In connection with the acquisition, NorthStar obtained a $88,973,357 preferred equity interest in the borrowers related to the 16 manufactured housing community properties.  This preferred equity position may be converted to mezzanine debt as described below under “Future Mezzanine or Subordinate Indebtedness Permitted”.

The Properties.    The AMC Portfolio Pool III Properties consist of two manufactured housing communities totaling 1,154 pads and are located in Thornton, Colorado and Longmont, Colorado. The Redwood Estates Property and the Longview Community Property were developed in 1973 and 1996, respectively, and were acquired in December 2013 for an allocated purchase price of approximately $97.0 million. The AMC Portfolio Pool III Properties are part of a 16-property portfolio acquisition that includes 14 other manufactured housing community properties, which do not serve as collateral for the AMC Portfolio Pool III Loan. The AMC Portfolio Pool III Properties are considered to be Class A properties by the appraisers. From 2010 to 2012, aggregate net operating income for the AMC Portfolio Pool III Properties increased 6.2% from approximately $5.2 million to approximately $5.5 million, while overall average

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Thornton, CO and Longmont, CO	Collateral Asset Summary – Loan No. 3 AMC Portfolio Pool III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,686,572 74.8% 1.25x 8.1%

occupancy increased 0.8% from 89.8% in 2010 to 90.6% in 2012. The AMC Portfolio Pool III Properties have averaged over 88.5% occupancy since 2007.

An affiliate of the borrowers (the “Excluded Homes Owner”) owns certain homes located on the pads owned by the borrowers. The equity owner of the Excluded Homes Owner pledged its equity interest in the Excluded Homes Owner to the lender as additional security for the AMC Portfolio Pool III Loan. The borrowers agreed to prohibit the Excluded Homes Owner from selling the homes (except to third party tenants at the respective property), or otherwise removing these homes from their pad sites (other than as a result of a casualty or ordinary course de-commissioning). The Excluded Homes Owner is permitted to obtain a third party loan secured by any such homes, provided the loan is not greater than 80% of the fair market value of such homes. The sale (other than pursuant to a sale of such home to a tenant at such property) or removal (other than as a result of a casualty or de-commissioning in the ordinary course of business) of an excluded home or encumbering of any excluded home with a chattel loan other than as permitted by the AMC Portfolio Pool III Loan documents will trigger recourse to the guarantor for any loss incurred as a result of such action.

The Redwood Estates Property.    The Redwood Estates Property is located at 9595 Pecos Street in Thornton, Colorado. Built in 1973, the Redwood Estates Property consists of 754 manufactured housing pads (433 of which can accommodate double wide homes) located on 126.9 acres, and as of October 31, 2013, is 91.6% occupied. The Redwood Estates Property is an all-age Class A community with amenities that include a clubhouse with a community kitchen, billiards, swimming pool, RV storage and a park.

The Longview Community Property.    The Longview Community Property is located at 11135 Longview Boulevard in Longmont, Colorado. Built in 1996, the Longview Community Property consists of 400 manufactured housing pads (all of which can accommodate double wide homes) located on 77.2 acres, and as of October 31, 2013, is 96.3% occupied. The Longview Community Property is an all-age Class A community with amenities that include a clubhouse with a community kitchen, swimming pool, basketball court, RV storage, fitness center, volleyball court, picnic and barbeque area, three parks and recreation areas, two miles of walking paths and organized activities for residents.

Environmental Matters.    The Phase I environmental reports dated December 18, 2013 recommended no further action at the Longview Community Property and the implementation of an asbestos and lead based paint operation and maintenance plan at the Redwood Estates Property.

The Market.    Both of the AMC Portfolio Pool III Properties are located within the Denver metropolitan statistical area (the “Denver MSA”). Colorado is the eighth most extensive and 22nd most populous state in the United States and the Denver MSA serves as an economic hub of the Rocky Mountain region. The largest employers in the Denver MSA include government employers such as the US Government and the State of Colorado, education employers such as the University of Colorado System and Denver Public Schools, healthcare employers such as HealthONE Corporation and manufacturing employers such as Lockhead Martin Corporation. All modes of transportation except water converge in the Denver MSA, providing both domestic and international access. Denver International Airport is the sixth busiest airport in the United States and the 10th busiest in the world. The Regional Transportation District operates a fleet of 1,100 buses and 31 light rail trains across 156,000 miles per weekday, or 47 million miles per year.

In 2012, the Denver MSA had a reported population of over 2.6 million and has experienced population growth of 1.4% per year over the past decade, a rate which is projected to continue through 2017. Approximately 50.7% of Colorado’s total population lives within the Denver MSA. The Denver MSA has a 36.0% renter occupied market, which is higher than both the state of Colorado (33.3%) and the overall United States (32.1%).

The Redwood Estates Property is located approximately nine miles north of the Denver central business district. The 2013 population within a three-mile radius of the Redwood Estates Property was 156,069 and the average household income was $61,337. From 2013 to 2018, the population and average household income are projected to increase by approximately 6.7% and approximately 12.9%, respectively.

The Longview Community Property is located approximately three miles west of I-25, which provides access to Wyoming to the north and Denver to the south. The 2013 population within a three-mile radius of the Longview Community Property was 16,899 and the average household income was $95,357. From 2013 to 2018, the population and average household income are projected to increase by approximately 6.3% and approximately 12.9%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Thornton, CO and Longmont, CO	Collateral Asset Summary – Loan No. 3 AMC Portfolio Pool III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,686,572 74.8% 1.25x 8.1%

The subsequent chart displays historical occupancies for each of the AMC Portfolio Pool III Properties along with a comparison of average actual and market rent.

Historical Occupancy and Market Rent Summary
Property Name	City (CO)	Number of Pads	2011 Occupancy(1)	2012 Occupancy(1)	Current Occupancy(1)(2)	Avg. Monthly Rent per Pad(2)	Comparable Property Avg. Occupancy(3)	Comparable Property Rent(3)	Market Rent(3)
Redwood Estates Property	Thornton	754	87.1%	89.4%	91.6%	$570	87.7%	$445 - $589	$583
Longview Community Property	Longmont	400	93.3%	92.8%	96.3%	$538	96.3%	$465 - $559	$558
Total / Wtd. Avg.		1,154	89.2%	90.6%	93.2%	$559	90.7%	$515	$574
(1)	Occupancy includes 161 sponsor owned homes, which represents approximately 14.0% of the AMC Portfolio Pool III Properties’ total pads.
(2)	Based on occupied units per the October 31, 2013 rent roll.
(3)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 9/30/2013	U/W	U/W per Pad
Gross Potential Rent(1)	$6,321,026	$6,591,258	$6,714,754	$7,016,645	$7,151,531	$6,197
Other Income	81,052	91,584	94,258	90,112	90,112	78
Utility Reimbursements	557,476	568,854	580,463	607,123	607,123	526
Less: Credit Loss	0	0	0	(52,993)	(52,993)	(46)
Effective Gross Income	$6,959,555	$7,251,696	$7,389,475	$7,660,886	$7,795,773	$6,755
Total Operating Expenses	1,761,038	1,806,301	1,867,387	1,855,590	1,897,205	1,644
Net Operating Income	$5,198,517	$5,445,395	$5,522,088	$5,805,296	$5,898,569	$5,111
Capital Expenditures	86,550	86,550	86,550	86,550	86,550	75
Net Cash Flow	$5,111,967	$5,358,845	$5,435,538	$5,718,746	$5,812,019	$5,036

(1)	U/W Gross Potential Rent is based on the in-place rent roll annualized and represents a vacancy of 6.8%.

Property Management.    The AMC Portfolio Pool III Properties are managed by Newbury Management Company, an affiliate of the borrowers.

Lockbox / Cash Management.    The AMC Portfolio Pool III Loan is structured with a springing soft lockbox and springing cash management. During a Cash Management Period (as defined below), the borrowers or manager are required to deposit all rents and other payments received by the borrowers or the property manager into a clearing account within one business day of receipt. Funds deposited into the clearing account will be swept on a daily basis into a lender controlled deposit account and disbursed in accordance with the AMC Portfolio Pool III Loan documents.

Additionally, all excess cash will be swept into a lender controlled account during a Cash Management Period. So long as no event of default exists, at the borrowers’ request, the excess cash can be used to fund shortfalls in budgeted operating expenses.

A “Cash Management Period” will commence upon the occurrence of any of the following: (i) an event of default or (ii) if, on the last day of any calendar quarter, the DSCR for the trailing 12-month period is less than 1.05x (if the Approved Mezzanine Loan (as defined below) is outstanding, the DSCR will be calculated by aggregating debt service for the AMC Portfolio Pool III Loan and a portion of the debt service for the Approved Mezzanine Loan). A Cash Management Period will end (x) with respect to clause (i), if the event of default has been cured, or (y) with respect to clause (ii), if the DSCR (if the Approved Mezzanine Loan is outstanding, the DSCR will be calculated by aggregating the debt service for the AMC Portfolio Pool III Loan and a portion of the debt service for the Approved Mezzanine Loan) is at least 1.05x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrowers deposited (i) $177,577 into a tax reserve account, (ii) $112,365 into a replacement reserve account and (iii) $140,280 into a required repairs reserve account.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $16,143, into a tax reserve account. Beginning on the payment date occurring in January 2017 and on

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Thornton, CO and Longmont, CO	Collateral Asset Summary – Loan No. 3 AMC Portfolio Pool III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,686,572 74.8% 1.25x 8.1%

each payment date thereafter, the borrowers will be required to make monthly payments of $4,808 into the replacement reserve, subject to a replacement reserve cap of $184,640. The borrowers will not be required to make monthly deposits for estimated insurance premiums so long as no event of default exists and an acceptable blanket policy is in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    NorthStar, which indirectly owns 92.0% of the membership interests in the borrowers, was granted a preferred equity interest in a parent of the borrowers, AMC Portfolio Group, LLC. NorthStar can convert its preferred equity, together with its equity interests in the owners of the 14 other manufactured housing properties that were acquired by the sponsors but do not serve as collateral for the AMC Portfolio Pool III Loan, into a mezzanine loan (which would be secured by the equity in the borrowers under the AMC Portfolio Pool III Loan and the equity in the owners of the other 14 manufactured housing properties) (“the Approved Mezzanine Loan”) subject to certain conditions, including without limitation: (i) the aggregate amount of the mezzanine loan cannot exceed $17,255,000, (ii) the LTV ratio using the AMC Portfolio Pool III Loan plus the portion of the Approved Mezzanine Loan allocable to the equity interest in the borrowers provided as security for the Approved Mezzanine Loan (the “Pool Allocated Amount”) must be no greater than 85.0%, (iii) the aggregate DSCR (calculated by aggregating debt service for the AMC Portfolio Pool III Loan and a portion of the debt service for the Approved Mezzanine Loan based on a fraction, the numerator of which is the Pool Allocated Loan Amount and the denominator of which is the amount of the Approved Mezzanine Loan) must be at least 1.15x and (iv) the Approved Mezzanine Loan is subject to a customary form of intercreditor agreement with changes reasonably acceptable to the lender and the mezzanine lender. In addition, the AMC Portfolio Pool III Loan documents also permit an approved mezzanine loan with respect to the equity interests in the related AMC Portfolio Pool III borrowers only, provided, the mezzanine loan amount does not exceed $5,275,000. The mezzanine lender for the Approved Mezzanine Loan will be NorthStar or an entity that is a qualified real estate investor under the AMC Portfolio Pool III Loan documents.

Partial Release.    After the expiration of the lockout period, the borrowers may obtain the release of either of the AMC Portfolio Pool III Properties from the lien of the related mortgage in connection with a bona-fide third-party sale of the property, subject to release conditions, which include: (i) a partial prepayment of the principal by an aggregate amount equal to (x) 120% of the allocated loan amount or (y) with respect to a sale of the property to a purchaser in which Ross H. Partrich owns an interest (so long as Ross H. Patrich owns at least 15% of the ownership in the borrowers), the greater of 125% of the allocated loan amount and 100% of the net sales proceeds for the applicable property (together with the payment of a yield maintenance premium) (the “Release Price”), (ii) satisfaction of REMIC requirements and (iii) after giving effect to such release, the DSCR of the remaining property (if the Approved Mezzanine Loan is outstanding, the DSCR will be calculated by aggregating the debt service for the AMC Portfolio Pool III Loan and a portion of the debt service for the Approved Mezzanine Loan) is not less than the greater of (x) the DSCR immediately prior to such release and (y) 1.15x. The borrowers may prepay principal (together with the payment of a yield maintenance premium) to satisfy a DSCR of 1.15x. In addition, if casualty or condemnation proceeds are applied to prepay principal, the borrowers will have the right to obtain a release of the affected AMC Portfolio Pool III Property from the lien of the mortgage by paying the Release Price (less the amount of casualty or condemnation proceeds applied to principal).

Substitution of Collateral.    At any time prior to January 1, 2023, the borrowers are permitted to release collateral properties and substitute new properties as collateral for the AMC Portfolio Pool III Loan provided that, among other things: (i) the aggregate allocated loan amounts related to the properties being released (through one or more substitutions) does not exceed 25% of the original AMC Portfolio Pool III Loan amount, (ii) the borrowers pay a fee of 0.25% of the allocated loan amount for the released property, (iii) both on the loan closing date and as of the date of substitution, (1) the fair market value of the new property is not less than the fair market value of the substituted property and (2) the net operating income of the new property is not less than the net operating income of the substituted property, (iv) the number of properties is not reduced as a result of the substitution, (v) delivery of a REMIC opinion and rating agency confirmation letters and (vi) the geographic diversity of the properties following the substitution is no different from the geographical diversity of the properties prior to the substitution.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Thornton, CO and Longmont, CO	Collateral Asset Summary – Loan No. 3 AMC Portfolio Pool III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,686,572 74.8% 1.25x 8.1%

CARTIFACT
Mead
Platteville
Longmont
LONGMONT VANCE BRAND MUNICIPAL AIRPORT
Frederick
Fort Lupton
Erie
Dacono
BOULDER MUNICIPAL AIRPORT
Boulder
ERIE MUNICIPAL AIRPORT
Lafayette
Louisville
Brighton
Superior
Broomfield
Federal Heights
Northglenn
ROCKY MOUNTAIN METROPOLITAN AIRPORT
West Westminster
Thornton
DENVER INTERNATIONAL AIRPORT
Rocky Mountain Arsenal National Wildlife Refuge
Westminster
Commerce City
Arvada
Wheat Ridge
Denver
Golden
Edgewater
DOWNTOWN DENVER
Aurora
Lakewood
Glendale
AMC PORTFOLIO POOL III
1 Redwood Estates 9595 Pecos Street Thornton, CO 80260
2 Longview Community 11135 Longview Boulevard Longmont, CO 80504

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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North Carolina, Georgia and South Carolina	Collateral Asset Summary – Loan No. 4 WRS Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 67.6% 1.30x 9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

North Carolina, Georgia and South Carolina	Collateral Asset Summary – Loan No. 4 WRS Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 67.6% 1.30x 9.5%

Mortgage Loan Information				Property Information
Loan Seller:	LCF			Single Asset / Portfolio:	Portfolio of 13 properties
Loan Purpose:	Refinance			Property Type:	Shadow Anchored Retail and Leased Fee
Sponsor:	T. Scott Smith; Arthur J. Kepes			Collateral:	Fee Simple
Borrower:	WRS Centers I, LLC			Location:	NC, GA and SC
Original Balance:	$71,000,000			Year Built / Renovated:	Various / NAP
Cut-off Date Balance:	$71,000,000			Total Sq. Ft.(6):	527,206
% by Initial UPB:	7.7%			Property Management:	Southern Real Estate Management, L.L.C.
Interest Rate:	5.5860%			Underwritten NOI:	$6,755,569
Payment Date:	6th of each month			Underwritten NCF:	$6,324,382
First Payment Date:	February 6, 2014			Appraised Value(7):	$105,030,000
Maturity Date:	January 6, 2024			Appraisal Date:	November and December 2013
Amortization:	Interest only for first 36 months; 360
	months thereafter			Historical NOI
Additional Debt(1):	$6,000,000 Mezzanine Loan			Most Recent NOI:	$6,623,815 (T-12 November 30, 2013)
Call Protection(2):	L(26), D(90), O(4)			2012 NOI:	$6,634,641 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place			2011 NOI:	$5,635,982 (December 31, 2011)
				2010 NOI(8):	$5,327,300 (December 31, 2010)
Reserves(3)
	Initial		Monthly	Historical Occupancy
Taxes:	$79,828		$79,828	Current Occupancy:	81.0% (December 13, 2013)
Insurance:	$123,442		$15,430	2012 Occupancy:	79.1% (December 31, 2012)
Replacement:	$0		$10,410	2011 Occupancy:	80.2% (December 31, 2011)
TI/LC:	$993,301		$27,360	2010 Occupancy:	NAV
Shoe Show:	$300,000		$0	(1)	For additional information on the mezzanine loan see “Current Mezzanine or Subordinate Indebtedness” herein.
Free Rent:	$40,679		$0
				(2)	Partial release is permitted. See “Partial Release” herein.
Financial Information				(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
	Mortgage Loan		Total Debt(4)	(4)	Total Debt includes WRS Retail Portfolio Loan and the mezzanine loan described under “Current Mezzanine or Subordinate Indebtedness” herein.
Cut-off Date Balance / Sq. Ft.:		$135	$146
Balloon Balance / Sq. Ft.:		$121	$132	(5)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.68x and 1.57x, respectively, for the mortgage loan and 1.44x and 1.35x, respectively, for the total debt.
Cut-off Date LTV:		67.6%	73.3%
Balloon LTV:		60.6%	66.1%
Underwritten NOI DSCR(5):		1.38x	1.21x	(6)	Total Sq. Ft. includes 27,533 sq. ft. of improvements on outparcels at the Shoppes at Westgate and Hudson Bridge Crossing properties which are leased to seven tenants.
Underwritten NCF DSCR(5):		1.30x	1.14x
Underwritten NOI Debt Yield:		9.5%	8.8%	(7)	See “Property Summary” herein.
Underwritten NCF Debt Yield:		8.9%	8.2%	(8)	Excludes the Grand View Station and Shoppes at Raeford properties.
Underwritten NOI Debt Yield at Balloon:		10.6%	9.7%
Underwritten NCF Debt Yield at Balloon:		9.9%	9.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

North Carolina, Georgia and South Carolina	Collateral Asset Summary – Loan No. 4 WRS Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 67.6% 1.30x 9.5%

Property Summary
Property Name	Property Type	Location	Sq. Ft.(1)	Year Built	Allocated Loan Amount	Appraised Value(2)	Occupancy(3)
Hudson Bridge Crossing	Retail	Stockbridge, GA	67,050	2006	$9,925,000	$14,360,000	85.1%
Shoppes at Richland	Retail	Aiken, SC	53,100	2007	$7,940,000	$10,725,000	86.3%
Shoppes at Westgate	Retail	Leland, NC	47,700	2006	$6,800,000	$8,500,000	100.0%
Shoppes at White Knoll	Retail	Lexington, SC	40,100	2007	$6,760,000	$10,690,000	100.0%
Glenn View Station	Retail	Durham, NC	56,830	2008	$6,350,000	$13,820,000	73.6%
Chamblee Village	Retail	Chamblee, GA	38,993	2007	$5,800,000	$10,200,000	67.5%
Grand View Station	Retail	Marion, NC	41,100	2010	$5,600,000	$7,000,000	88.3%
Hudson Bridge Crossing Outparcel	Leased Fee	Stockbridge, GA	20,331	NAP	$5,050,000	$6,350,000	100.0%
Shoppes at Oxford	Retail	Oxford, NC	39,550	2009	$4,800,000	$6,830,000	82.3%
Shoppes at Raeford	Retail	Raeford, NC	47,550	2011	$4,300,000	$9,025,000	66.4%
Villages at Red Bridge	Retail	Locust, NC	26,700	2010	$2,775,000	$6,255,000	68.5%
Shoppes at Goldsboro	Retail	Goldsboro, NC	41,000	2007	$2,500,000	$8,150,000	54.4%
Shoppes at Westgate Outparcel	Leased Fee	Leland, NC	7,202	NAP	$2,400,000	$3,125,000	100.0%
Total / Wtd. Avg.:			527,206		$71,000,000	$105,030,000	81.0%
(1)	Total Sq. Ft. includes 27,533 sq. ft. of improvements on outparcels at the Shoppes at Westgate and Hudson Bridge Crossing properties which are leased to seven tenants.
(2)
The appraiser concluded a gross appraised value of $115,030,000 for the collateral under the WRS Retail Portfolio Loan, including $89,775,000 ($180 PSF) for the improved properties, $9,475,000 ($344 PSF) for the ground leased outparcels and $15,780,000 ($42 PSF) for the vacant outparcel collateral. The total appraised value presented excludes $10,000,000 related to unimproved outparcels that can be released without prepayment of the WRS Retail Portfolio Loan. See “Partial Release” herein.

(3)	Based on rent rolls dated December 13, 2013.

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.(2)	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF	Sales PSF(3)	Occupancy Cost(3)
Non-Collateral Anchor
Wal-Mart	AA/Aa2/AA	2,145,000	NAP	NAP	NAP	NAP	NAP

Collateral Anchors
Dollar Tree	NR/NR/NR	83,000	15.7%	Various(4)	$11.56	NAP	NAP
Shoe Dept.	NR/NR/NR	35,300	6.7%	Various(5)	$13.62	$151	11.0%
Subtotal		118,300	22.4%

In-line Tenants (<10,000 sq. ft.)		308,986	58.6%

Total Occupied Collateral		427,286	81.0%

Vacant		99,920	19.0%
Total Collateral		527,206	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Wal-Mart Total Sq. Ft. is an estimate of 195,000 sq. ft. per store at each of the WRS Retail Portfolio Properties, excluding the Hudson Bridge Crossing Outparcel property and the Shoppes at Westgate Outparcel property.

(3)	Sales PSF and Occupancy Cost provided by the borrower as of TTM ending November 30, 2013.
(4)
Dollar Tree leases (i) 8,000 sq. ft. of space at the Shoppes at Oxford property expiring January 31, 2015, (ii) 10,000 sq. ft. of space at the Glenn View Station property expiring March 31, 2019, (iii) 9,000 sq. ft. of space at the Shoppes at Raeford property expiring April 30, 2016, (iv) 10,000 sq. ft. of space at the Shoppes at Westgate property expiring February 28, 2017, (v) 10,000 sq. ft. of space at the Shoppes at White Knoll property expiring October 31, 2017, (vi) 8,000 sq. ft. of space at the Grand View Station property expiring January 31, 2017, (vii) 9,500 sq. ft. of space at the Shoppes at Richland property expiring August 31, 2017, (viii) 10,000 sq. ft. of space at the Hudson Bridge Crossing property expiring November 30, 2016, and (ix) 8,500 sq. ft. of space at the Shoppes at Goldsboro property expiring October 31, 2014.

(5)
Shoe Dept. leases (i) 3,150 sq. ft. of space at the Shoppes at Oxford property expiring October 31, 2014, (ii) 3,800 sq. ft. of space at the Glenn View Station property expiring May 31, 2014, (iii) 3,150 sq. ft. of space at the Shoppes at Raeford property on a month-to-month lease, (iv) 4,700 sq. ft. of space at the Shoppes at Westgate property expiring March 31, 2018, (v) 5,600 sq. ft. of space at the Shoppes at White Knoll property expiring October 31, 2017, (vi) 5,100 sq. ft. of space at the Grand View Station property expiring February 28, 2018, (vii) 4,800 sq. ft. of space at the Shoppes at Richland property expiring January 31, 2015, and (viii) 5,000 sq. ft. of space at the Hudson Bridge Crossing property expiring January 31, 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

North Carolina, Georgia and South Carolina	Collateral Asset Summary – Loan No. 4 WRS Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 67.6% 1.30x 9.5%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	3	5,950	1.1%	5,950	1.1%	$14.61	1.1%	1.1%
2014	27	64,651	12.3%	70,601	13.4%	$19.55	16.4%	17.5%
2015	27	89,760	17.0%	160,361	30.4%	$17.60	20.5%	38.0%
2016	35	85,500	16.2%	245,861	46.6%	$17.98	19.9%	57.9%
2017	27	94,193	17.9%	340,054	64.5%	$16.33	19.9%	77.9%
2018	15	34,700	6.6%	374,754	71.1%	$16.93	7.6%	85.5%
2019	6	23,000	4.4%	397,754	75.4%	$18.20	5.4%	90.9%
2020	0	0	0.0%	397,754	75.4%	$0.00	0.0%	90.9%
2021	1	2,000	0.4%	399,754	75.8%	$22.87	0.6%	91.5%
2022	1	3,823	0.7%	403,577	76.6%	$26.62	1.3%	92.8%
2023	0	0	0.0%	403,577	76.6%	$0.00	0.0%	92.8%
2024	0	0	0.0%	403,577	76.6%	$0.00	0.0%	92.8%
Thereafter	6	23,709	4.5%	427,286	81.0%	$23.29	7.2%	100.0%
Vacant	NAP	99,920	19.0%	527,206	100.0%	NAP	NAP
Total / Wtd. Avg.	148	527,206	100.0%			$18.05	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The WRS Retail Portfolio loan (the “WRS Retail Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in 11 shopping centers (which include two leased fee properties) totaling 527,206 sq. ft. located in North Carolina, Georgia and South Carolina (the “WRS Retail Portfolio Properties”) with an original principal balance of $71.0 million. The WRS Retail Portfolio Loan has a 10-year term and amortizes on a 30-year schedule after an initial 36-month interest only period. The WRS Retail Portfolio Loan accrues interest at a fixed rate equal to 5.5860% and has a cut-off date balance of $71.0 million. Loan proceeds along with mezzanine debt of $6.0 million were used to retire existing debt of approximately $73.3 million, fund reserves of approximately $1.5 million, pay closing costs of approximately $1.8 million and provide a return of equity to the borrower of approximately $0.4 million. Based on the appraised value of approximately $105.0 million as of November and December 2013, the cut-off date LTV ratio is 67.6% and the remaining implied equity is approximately $34.0 million. The most recent prior financings of the WRS Retail Portfolio Properties were not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$71,000,000	92.2%	Loan Payoff	$73,328,641	95.2%
Mezzanine Loan	$6,000,000	7.8%	Closing Costs	$1,757,369	2.30%
			Reserves	$1,537,250	2.00%
			Return of Equity	$376,740	0.5%
Total Sources	$77,000,000	100.0%	Total Uses	$77,000,000	100.0%

The Borrower / Sponsor.    The borrower, WRS Centers I, LLC, is a single purpose Delaware limited liability company with one independent director in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantor are T. Scott Smith and Arthur J. Kepes, the President and CFO of WRS, Inc. respectively, on a joint and several basis.

WRS, Inc. was founded in 2001 and has developed 32 Wal-Mart anchored and Wal-Mart shadow anchored shopping centers with over 7,750,000 sq. ft. of retail space.

The Properties.    The WRS Retail Portfolio Properties consist of the borrower’s fee simple interests in 11 shopping centers (which include two leased fee properties) totaling 527,206 sq. ft. across three states. All of the WRS Retail Portfolio Properties are Wal-Mart shadow anchored retail centers and two of the WRS Retail Portfolio Properties have outparcels which are ground leased to various tenants. Eight of the WRS Retail Portfolio Properties are located in North Carolina, three are in Georgia and two are in South Carolina.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

North Carolina, Georgia and South Carolina	Collateral Asset Summary – Loan No. 4 WRS Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 67.6% 1.30x 9.5%

Two of the WRS Retail Portfolio Properties, Hudson Bridge Crossing and Shoppes at Westgate, each contain an outparcel that is ground leased to various tenants. The collateral for the WRS Retail Portfolio Loan also includes 22 vacant and unimproved parcels.

The WRS Retail Portfolio Properties are 81.0% leased to 148 tenants as of December 13, 2013. The largest tenant at the WRS Retail Portfolio Properties (in the aggregate) is Dollar Tree, which leases space at nine of the properties and occupies approximately 15.7% of the total NRA. At each shadow anchored property in the portfolio, Wal-Mart owns its own store and is not collateral for the WRS Retail Portfolio Loan. Wal-Mart and Dollar Tree do not report sales.  Shoe Dept., the second largest collateral tenant, leases space at eight of the WRS Retail Portfolio Properties, occupies approximately 6.7% of the total NRA and reported TTM sales as of November 30, 2013 of $151 PSF and an occupancy cost of 11.0%. In addition, the WRS Retail Portfolio Properties are occupied by a diverse roster of national tenants.

Environmental Matters.    The Phase I environmental reports dated in December 2013 recommended no further action at the WRS Retail Portfolio Properties.

The Market.

Market Summary(1)
Property Name	Location	Property Type	Metropolitan Statistical Area	In-Place Occupancy	Concluded Market Rate (PSF)	In Place Rent (PSF)(2)
Hudson Bridge Crossing	Stockbridge, GA	Retail	Atlanta	85.1%	$20.00	$18.52
Shoppes at Richland	Aiken, SC	Retail	Augusta / Richmond County	86.3%	$20.00	$17.76
Shoppes at Westgate	Leland, NC	Retail	Wilmington	100.0%	$17.00	$16.95
Shoppes at White Knoll	Lexington, SC	Retail	Columbia	100.0%	$20.00	$18.25
Glenn View Station	Durham, NC	Retail	Raleigh / Durham	73.6%	$18.00	$18.20
Chamblee Village	Chamblee, GA	Retail	Atlanta	67.5%	$23.00	$26.09
Grand View Station	Marion, NC	Retail	Asheville	88.3%	$18.00	$16.45
Hudson Bridge Crossing Outparcel	Stockbridge, GA	Leased Fee	Atlanta	100.0%	NAP	$20.96
Shoppes at Oxford	Oxford, NC	Retail	Raleigh / Durham	82.3%	$18.00	$15.63
Shoppes at Raeford	Raeford, NC	Retail	Fayetteville	66.4%	$18.00	$15.18
Villages at Red Bridge	Locust, NC	Retail	Charlotte	68.5%	$18.00	$17.94
Shoppes at Goldsboro	Goldsboro, NC	Retail	Goldsboro	54.4%	$16.00	$15.58
Shoppes at Westgate Outparcel	Leland, NC	Leased Fee	Wilmington	100.0%	NAP	$28.95
(1)	Source: Appraisal
(2)	In Place Rent (PSF) is based on the underwritten rent rolls.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

North Carolina, Georgia and South Carolina	Collateral Asset Summary – Loan No. 4 WRS Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 67.6% 1.30x 9.5%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 11/30/2013	U/W	U/W PSF
Base Rent(1)	$6,396,860	$7,586,721	$7,531,674	$7,712,234	$14.63
Value of Vacant Space	0	0	0	1,686,548	3.20
Gross Potential Rent	$6,396,860	$7,586,721	$7,531,674	$9,398,781	$17.83
Total Recoveries	914,133	1,227,356	1,198,613	1,664,757	3.16
Total Other Income	30,371	21,148	24,315	24,315	0.05
Less: Vacancy(2)	0	0	0	(2,148,319)	(4.07)
Effective Gross Income	$7,341,364	$8,835,224	$8,754,602	$8,939,534	$16.96
Total Operating Expenses	1,705,382	2,200,583	2,130,787	2,183,965	4.14
Net Operating Income	$5,635,982	$6,634,641	$6,623,815	$6,755,569	$12.81
TI/LC	0	0	0	306,269	0.58
Capital Expenditures	0	0	0	124,918	0.24
Net Cash Flow	$5,635,982	$6,634,641	$6,623,815	$6,324,382	$12.00

(1)	U/W Base Rent includes $74,001 in contractual step rent through December 2014 as well as a mark down to market to certain tenants of $147,133.
(2)	U/W Vacancy represents 19.4% of gross income.

Property Management.    The WRS Retail Portfolio Properties are managed by Southern Real Estate Management, L.L.C., a borrower affiliate.

Lockbox / Cash Management.    The WRS Retail Portfolio Loan is structured with a hard lockbox and in place cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account during the existence of a WRS Retail Portfolio Sweep Event. A “WRS Retail Portfolio Sweep Event” will commence upon (i) an event of default, (ii) an event of default under management agreement or leasing agreement, (iii) DSCR falling below 1.10x or (iv) any tenant occupying more than 12% of the NRA of the WRS Retail Portfolio Properties on an aggregate basis (or constituting more than 10% of the total annual rents of the WRS Retail Portfolio Properties, on an aggregate basis) goes dark or files for bankruptcy.

Initial Reserves.    At closing, the borrower deposited (i) $79,828 into a tax reserve account, (ii) $123,442 into an insurance reserve account, (iii) $993,301 into a TI/LC reserve account, (iv) $300,000 into the Shoe Show reserve and (v) $40,679 into a free rent reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $79,828, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $15,430, into an insurance reserve account, (iii) $10,410 into a capital expenditure account and (iv) $27,360 into a TI/LC reserve account, which is capped at $1,500,000.

Current Mezzanine or Subordinate Indebtedness.    A $6.0 million mezzanine loan was funded at closing by Ladder Capital Finance LLC. The mezzanine loan is coterminous with the WRS Retail Portfolio Loan and accrues interest at a rate of 11.0000% per annum. The mezzanine loan requires interest only payments for the first 36 months of the loan followed by a 30-year amortization schedule.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    At any time, for the first $10,000,000 of appraised value thereof released, the borrower may obtain a release from the lien of the mortgage on vacant outparcels, in connection with third-party or affiliated sales and subject to, among other conditions, the payment of a release price, which release price must be applied to pay down the mezzanine loan balance.  After the earlier to occur of the release of the first $10,000,000 of appraised value of vacant outparcels or the repayment of the mezzanine loan in full, provided the defeasance lockout period has expired, the borrower may release additional vacant outparcels in connection with third party sales subject to the satisfaction of certain conditions including the partial defeasance of the WRS Retail Portfolio Loan in the amount of a release price equal to the greater of net sales proceeds and appraised value.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

North Carolina, Georgia and South Carolina	Collateral Asset Summary – Loan No. 4 WRS Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 67.6% 1.30x 9.5%

In addition, after the expiration of the defeasance lockout period, the borrower may release one or more of the improved properties in connection with a third-party sale of such property(ies) subject to satisfaction of certain conditions including the partial defeasance of the WRS Retail Portfolio Loan in the amount of a release price of the greater of 115% of the allocated loan amount and 100% of net sales proceeds.

Substitution of Collateral.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

North Carolina, Georgia and South Carolina	Collateral Asset Summary – Loan No. 4 WRS Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 67.6% 1.30x 9.5%

Richmond
Lynchburg
Roanoke
VIRGINIA
KENTUCKY
Johnson City
Winston-Salem
Greensboro
Durham
Rocky Mount
Raleigh
Greenville
Knoxville
TENNESSEE
Asheville
NORTH CAROLINA
Charlotte
Chattanooga
Fayetteville
Jacksonville
Greenville
Wilmington
Marietta
Atlanta
Athens
Columbia
SOUTH CAROLINA
Augusta
GEORGIA
Macon
Charleston
Columbus
Savannah
ATLANTIC OCEAN
Albany
Dothan
CARTIFACT

## WRS RETAIL PORTFOLIO

| | | | | | |
|---|---|---|---|---|---|
| 1 | Shoppes at Oxford | 1015 Lewis Street | Oxford | North Carolina | 27565 |
| 2 | Glenn View Station | 1541 Glenn School Road | Durham | North Carolina | 27704 |
| 3 | Shoppes at Goldsboro | 2912-2924 US Highway 70 West | Goldsboro | North Carolina | 27530 |
| 4 | Grand View Station | 2815 Sugar Hill Road | Marion | North Carolina | 28752 |
| 5 | Villages at Red Bridge | 11620-11670 Red Bridge Boulevard | Locust | North Carolina | 28097 |
| 6 | Shoppes at Raeford | 4555 Fayetteville Road | Raeford | North Carolina | 28376 |
| 7 | Shoppes at Westgate | 1114 New Pointe Boulevard | Leland | North Carolina | 28451 |
| 8 | Shoppes at Westgate Outparcel | 1112 New Pointe Boulevard | Leland | North Carolina | 28451 |
| 9 | Shoppes at White Knoll | 1788-1792 South Lake Drive | Lexington | South Carolina | 29073 |
| 10 | Shoppes at Richland | 3581-3601 Richland Avenue West | Aiken | South Carolina | 29801 |
| 11 | Chamblee Village | 1881 Chamblee Tucker Road | Chamblee | Georgia | 30341 |
| 12 | Hudson Bridge Crossing | 1490-1548 Hudson Bridge Road | Stockbridge | Georgia | 30281 |
| 13 | Hudson Bridge Crossing Outparcel | 1490-1548 Hudson Bridge Road | Stockbridge | Georgia | 30281 |

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2967 Cobb Parkway Southeast Atlanta, GA 30339	Collateral Asset Summary – Loan No. 5 Akers Mill Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 54.5% 1.73x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2967 Cobb Parkway Southeast Atlanta, GA 30339	Collateral Asset Summary – Loan No. 5 Akers Mill Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 54.5% 1.73x 11.2%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Morton L. Olshan		Collateral:	Fee Simple
Borrower:	U.S. 41 & I 285 Company LLC		Location:	Atlanta, GA
Original Balance:	$60,000,000		Year Built / Renovated:	1976 / 2007, 2011
Cut-off Date Balance:	$60,000,000		Total Sq. Ft. (4):	385,579
% by Initial UPB:	6.5%		Property Management:	Mall Properties, Inc.
Interest Rate:	4.5500%		Underwritten NOI(5):	$6,728,879
Payment Date:	6th of each month		Underwritten NCF(5):	$6,363,507
First Payment Date:	April 6, 2014		Appraised Value:	$110,000,000
Maturity Date:	March 6, 2024		Appraisal Date:	February 1, 2014
Amortization:	360 months
Additional Debt(1):	Future Unsecured Subordinate Debt		Historical NOI
	Permitted		Most Recent NOI:	$5,235,431 (T-12 November 30, 2013)
Call Protection:	L(24), D(92), O(4)		2012 NOI:	$4,873,744 (December 31, 2012)
Lockbox / Cash Management(2):	Hard / Springing		2011 NOI:	$3,471,281 (December 31, 2011)
			2010 NOI:	$3,494,627 (December 31, 2010)
Reserves(3)
	Initial	Monthly	Historical Occupancy
Taxes:	$229,517	$57,379	Current Occupancy(6):	97.7% (January 1, 2014)
Insurance:	$0	Springing	2012 Occupancy:	91.6% (December 31, 2012)
Replacement:	$0	$4,820	2011 Occupancy(7):	73.5% (December 31, 2011)
TI/LC:	$417,200	$20,886	2010 Occupancy(7):	68.6% (December 31, 2010)
Free Rent:	$213,648	$0
(1)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)   See “Lockbox / Cash Management” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   The Total Sq. Ft. includes a 1,300 sq. ft. ground leased parcel.
(5)   See “Cash Flow Analysis” herein.
(6)   Current Occupancy includes Mattress Firm (4,000 sq. ft., 1.0% of NRA) and Grub Burger Bar (3,800 sq. ft., 1.0% of NRA), which have signed leases, but have not taken occupancy or begun paying rent. Each of the spaces is currently being built out for tenant occupancy and a free rent reserve of $213,648 was reserved.
(7)   The 2010 Occupancy and 2011 Occupancy are reported on the current total square footage of the Akers Mill Square Property. See “The Property” herein for detail on the redevelopment of the Akers Mill Square Property.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$156
Balloon Balance / Sq. Ft.:		$126
Cut-off Date LTV:		54.5%
Balloon LTV:		44.2%
Underwritten NOI DSCR:		1.83x
Underwritten NCF DSCR:		1.73x
Underwritten NOI Debt Yield:		11.2%
Underwritten NCF Debt Yield:		10.6%
Underwritten NOI Debt Yield at Balloon:		13.8%
Underwritten NCF Debt Yield at Balloon:		13.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2967 Cobb Parkway Southeast Atlanta, GA 30339	Collateral Asset Summary – Loan No. 5 Akers Mill Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 54.5% 1.73x 11.2%

Tenant Summary
Anchor Tenants	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration		Annual U/W Base Rent PSF	Sales PSF(2)	Occupancy Cost (% of Sales)(2)
Sports Authority(3)	NR/B3/B-	73,320	19.0%	1/31/2018	(4)	$9.32	NAV	NAV
Toys “R” Us	CCC/Caa1/B-	58,907	15.3%	1/31/2022		$14.00	NAV	NAV
LA Fitness	NR/NR/NR	49,561	12.9%	8/31/2019		$11.80	NAV	NAV
Golfsmith USA	NR/NR/B	38,830	10.1%	6/30/2022		$15.00	NAV	NAV
Bed Bath & Beyond(5)	NR/NR/BBB+	29,000	7.5%	1/31/2017		$10.60	$269	5.2%
Total Anchor Tenants		249,618	64.7%			$11.95

Major Tenants (>10,000 sq. ft.)
Old Navy	BBB-/Baa3/BBB-	15,081	3.9%	9/30/2023		$17.00	$126	18.9%
Petco	NR/Caa1/B	12,500	3.2%	1/31/2023		$17.50	NAV	NAV
Party City	NR/B3/B	11,070	2.9%	1/31/2019		$16.00	$191	10.7%
Subtotal		38,651	10.0%			$16.88

In-line Tenants (<10,000 sq. ft.)		88,589	23.0%			$36.49	$480	9.1%
Total Occupied Collateral		376,858	97.7%			$18.22

Vacant		8,721	2.3%
Total / Wtd. Avg.		385,579	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Sales PSF and Occupancy Cost (% of Sales) provided by the borrower as of December 31, 2013. The sales information may reflect a trailing 12-month period or an annualized number for certain in-line tenants.

(3)	Sports Authority is currently subleasing approximately 26,000 sq. ft. to OfficeMax.
(4)	Sports Authority has three five-year renewal options with no increase in rental rate.
(5)	Bed Bath & Beyond sales are as of December 31, 2012.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	0	0.0%	0	0.0%	$0.00	0.1%	0.1%
2014	5	11,032	2.9%	11,032	2.9%	$32.85	5.3%	5.4%
2015	1	934	0.2%	11,966	3.1%	$40.00	0.5%	5.9%
2016	1	3,889	1.0%	15,855	4.1%	$22.96	1.3%	7.2%
2017	1	29,000	7.5%	44,855	11.6%	$10.60	4.5%	11.7%
2018	5	89,132	23.1%	133,987	34.7%	$12.51	16.2%	27.9%
2019	5	76,713	19.9%	210,700	54.6%	$16.28	18.2%	46.1%
2020	0	0	0.0%	210,700	54.6%	$0.00	0.0%	46.1%
2021	0	0	0.0%	210,700	54.6%	$0.00	0.0%	46.1%
2022	5	109,816	28.5%	320,516	83.1%	$16.75	26.8%	72.9%
2023	5	38,760	10.1%	359,276	93.2%	$27.76	15.7%	88.6%
2024	3	14,782	3.8%	374,058	97.0%	$45.05	9.7%	98.3%
Thereafter	1	2,800	0.7%	376,858	97.7%	$42.00	1.7%	100.0%
Vacant	NAP	8,721	2.3%	385,579	100.0%	NAP	NAP
Total / Wtd. Avg.	33	385,579	100.0%			$18.22	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2967 Cobb Parkway Southeast Atlanta, GA 30339	Collateral Asset Summary – Loan No. 5 Akers Mill Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 54.5% 1.73x 11.2%

The Loan.    The Akers Mill Square loan (the “Akers Mill Square Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 385,579 sq. ft. Class A, anchored retail center located at 2967 Cobb Parkway Southeast in Atlanta, Georgia (the “Akers Mill Square Property”) with an original principal balance of $60.0 million. The Akers Mill Square Loan has a 10-year term and amortizes on a 360-month schedule. The Akers Mill Square Loan accrues interest at a fixed rate equal to 4.5500% and has a cut-off date balance of $60.0 million. Loan proceeds were used to retire existing debt of approximately $37.6 million, fund reserves of approximately $0.9 million and pay closing costs of $0.4 million, thereby giving the borrower a return of equity of approximately $21.1 million. Based on the appraised value of $110.0 million as of February 1, 2014, the cut-off date LTV ratio is 54.5% and the remaining implied equity is $50.0 million. The most recent prior financing of the Akers Mill Square Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$60,000,000	100.0%	Loan Payoff	$37,605,126	62.7%
			Reserves	$860,365	1.4%
			Closing Costs	$420,973	0.7%
			Return of Equity	$21,113,536	35.2%
Total Sources	$60,000,000	100.0%	Total Uses	$60,000,000	100.0%
The Borrower / Sponsor.    The borrower, U.S. 41 & I 285 Company LLC, is a single purpose Delaware limited liability company, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Morton L. Olshan, the founder and chairman of Olshan Properties.

Morton L. Olshan founded the predecessor company to Olshan Properties in 1967. Olshan Properties is a privately owned real estate firm that has specialized in the development, acquisition and management of commercial real estate. The company currently owns and/or manages a diverse portfolio of commercial properties in 11 states with approximately 29 million sq. ft. Its portfolio is currently comprised of approximately 11 million sq. ft. of retail properties, 19,000 multifamily residential units, 1,133 hotel rooms, and 5 million sq. ft. of office space.

The Property.    The Akers Mill Square Property consists of a 385,579 sq. ft. power center located in Atlanta, Georgia. The Akers Mill Square Property was developed by the sponsor in 1976. The sponsor began an extensive renovation of the Akers Mill Square Property in 2007 spending approximately $25.6 million in capital expenditures and TI/LC costs resulting in the addition of 77,731 sq. ft. A summary of the renovations performed since 2007 is presented below:

●
Executed a build-to-suit agreement with Toys “R” Us to move from an approximately 38,000 sq. ft. space at the Akers Mill Square Property to a 58,907 sq. ft. build-to-suit space located between Sports Authority and LA Fitness.

●	The former Toys “R” Us space was leased to Golfsmith USA for a 10-year term expiring June 30, 2022.
●	Executed a lease with Petco to occupy 12,500 sq. ft. of newly constructed space (a portion of the Toys R Us redevelopment) for a 10-year term expiring January 2023.
●	Party City signed a lease for a 10-year term expiring in January 2019 to occupy 11,070 sq. ft.
●
Re-leasing 15,081 sq. ft. of space formerly occupied by Circuit City to Old Navy for a 10-year term expiring in September 2023, relocating Longhorn Steakhouse from an outparcel at the Akers Mill Square Property to expand into 6,529 sq. ft. of space in the former Circuit City box and signing Grub Burger Bar to occupy 3,800 sq. ft. of the former Circuit City space for a 10-year term.

●	Signed Corner Bakery to occupy the former Longhorn Steakhouse space.
●	Executed a lease with Zoe’s Kitchen to occupy 2,800 sq. ft. of newly constructed space for a 15-year term expiring December 2027.
●	Executed a lease with Pollo Tropical to occupy 3,524 sq. ft. of newly constructed space for a 10-year term expiring January 2023.
●
Relocated Honey Baked Ham from an outparcel to a 3,322 sq. ft. in-line suite. The Honey Baked Ham pad was subsequently leased to Mattress Firm for a 10-year term that is expected to commence in July 2014.

●	Signed in-line leases with Brooklyn Water Bagels and Uncle Maddio’s Pizza Joint totaling 5,550 sq. ft. through August and January 2022, respectively.

The Akers Mill Square Property is anchored by Sports Authority, which has been a tenant since 1993, Toys “R” Us, LA Fitness, Golfsmith USA and Bed Bath & Beyond. As of January 1, 2014 the Akers Mill Square Property was 97.7% leased.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2967 Cobb Parkway Southeast Atlanta, GA 30339	Collateral Asset Summary – Loan No. 5 Akers Mill Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 54.5% 1.73x 11.2%

Environmental Matters.    The Phase I environmental report dated February 7, 2014 recommended the development and implementation of an Asbestos Operation and Maintenance Plan at the Akers Mill Square Property, which is already in place.

The Market.     The Akers Mill Square Property is located in Atlanta, Georgia within Cobb County. Access to the Akers Mill Square Property is provided by I-285 and I-75. Public transit is provided by Cobb County and the main bus hub for Cobb Community Transit is at the back of the Cumberland Mall which is directly across from the Akers Mill Square Property. The Cumberland Mall contains over 1 million sq. ft. of retail space. Additionally, north along Cobb Parkway is the planned redevelopment of the Atlanta Braves stadium for 2017. The Braves are moving from the City of Atlanta and have recently acquired over 50 acres to build a mixed use development consisting of office, retail, the stadium and other uses. The 2013 population within the Akers Mill Square Property’s five-mile radius is 193,799 with a median household income of $55,869. The population of Cobb County in 2013 was 708,576 with a median household income of $61,301.

The Atlanta Metro 2013 retail market consists of an inventory of approximately 81.6 million sq. ft. and has a vacancy rate of 13.7%. The Akers Mill Square Property is located within the Cumberland/East Cobb submarket which has a 2013 retail inventory of approximately 10.5 million sq. ft. with an 11.3% vacancy rate and a $16.49 PSF rental rate. For power centers, the Akers Mill Square Property is located in the Cumberland/Galleria submarket, which had a 4.6% vacancy rate as of year-end 2013.

The chart below details the Akers Mill Square Property’s competitive set.

Competitive Set(1)
Name	Akers Mill Square(2)	The Prado	Sandy Springs Plaza	Perimeter Square	The Avenue Forsyth	Stonebridge Village
Distance from Subject	NAP	7.0 miles	7.5 miles	10.4 miles	30 miles	43.6 miles
Property Type	Power Center	Community Center	Community Center	Power Center	Lifestyle Center	Power Center
Year Built / Renovated	1976 / 2007, 2011	1973/NAV	1965/NAV	1994/NAV	2008/NAV	2008/NAV
Total Occupancy	97.7%	98%	95%	100%	92%	93%
Size (Sq. Ft.)	385,579	305,957	118,610	186,058	523,535	141,859
Anchors / Major Tenants	Sports Authority, Toys “R” Us, LA Fitness, Golfsmith USA, Bed Bath & Beyond	Publix	Trader Joe’s, Party City	Bed Bath & Beyond, Haverty’s	Academy Sports, AMC	Ross, TJ Maxx
(1)	Source: Appraisal
(2)	Based on the rent roll dated January 1, 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2967 Cobb Parkway Southeast Atlanta, GA 30339	Collateral Asset Summary – Loan No. 5 Akers Mill Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 54.5% 1.73x 11.2%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 11/30/2013	U/W	U/W PSF
Base Rent(1)	$3,689,010	$5,292,314	$5,911,417	$6,867,915	$17.81
Value of Vacant Space	0	0	0	287,793	0.75
Gross Potential Rent	$3,689,010	$5,292,314	$5,911,417	$7,155,708	$18.56
Total Recoveries	1,088,865	1,089,559	864,900	1,542,265	4.00
Total Other Income	0	0	2,737	9,382	0.02
Less: Vacancy(2)	0	0	0	(435,368)	(1.13)
Effective Gross Income	$4,777,875	$6,381,873	$6,779,054	$8,271,988	$21.45
Total Operating Expenses	1,306,594	1,508,129	1,543,623	1,543,109	4.00
Net Operating Income(3)	$3,471,281	$4,873,744	$5,235,431	$6,728,879	$17.45
TI/LC	0	0	0	307,535	0.80
Capital Expenditures	0	0	0	57,837	0.15
Net Cash Flow	$3,471,281	$4,873,744	$5,235,431	$6,363,507	$16.50

(1)	U/W Base Rent includes $132,207 in contractual step rent through February 2015.
(2)	U/W Vacancy represents 5.0% of gross income.
(3)
The increase in U/W Net Operating Income over the trailing 12-months ended November 30, 2013 is primarily attributable to (i) an approximately $619,000 increase in base rent due to recent leases being executed including Old Navy, Corner Bakery, Grub Burger Bar and Mattress Firm and (ii) an increase in recoveries due to the increase in occupancy.

Property Management.    The Akers Mill Square Property is managed by Mall Properties, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Akers Mill Square Loan is structured with a hard lockbox and springing cash management. The borrower was required to send tenant direction letters to all tenants instructing them to send all rents and other payments to a payment service company, which in turn deposits all received sums into the lockbox account controlled by the lender. So long as no Akers Mill Square Cash Sweep Event Period (defined below) exists, all funds in the clearing account will be released to the borrower. During the existence of a Akers Mill Square Cash Sweep Event Period, all funds in the clearing account will be swept daily into an account controlled by the lender (the “Akers Mill Square Cash Management Account”) and all funds in the Akers Mill Square Cash Management Account will be applied by the lender to the payments of debt service, required reserves, approved operating expenses and other items required under the loan documents and the remaining cash flow will be released to the borrower. During the existence of any Akers Mill Square Cash Sweep Event Period, the remaining cash flow will be held as additional collateral for the Akers Mill Square Loan.

A “Akers Mill Square Cash Sweep Event Period” will exist (i) during the continuation of an event of default under the loan documents or (ii) if the DSCR falls below 1.15x, until such time that the DSCR is greater than 1.20x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $229,517 into a tax reserve account, (ii) $417,200 into a TI/LC reserve account for outstanding tenant improvement and leasing obligations and (iii) $213,648 into a free rent reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $57,379, into a tax reserve account, (ii) $4,820 into a capital expenditure account and (iii) $20,886  into a TI/LC reserve account, capped at $1,000,000. If the sponsor extends the leases of both Toys “R” Us and Golfsmith USA and/or replacement tenants for both Toys “R” Us and Golfsmith USA until at least December 31, 2026, then the TI/LC cap will be reduced to $500,000. Additionally, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Partial Release.     The borrower may obtain the release of a vacant, non-income producing portion of the Akers Mill Square Property, without payment of a release price, provided, among other things (i) no event of default, (ii) the Akers Mill Square Property will comply with all applicable zoning by-laws and ordinances following the release and (iii) the LTV ratio of the remaining property satisfies REMIC requirements. The vacant, non-income producing outparcel was not included in the appraised value of $110.0 million.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    The Akers Mill Square Loan documents permit future unsecured subordinate debt up to $2.0 million provided that the lender thereunder enters into a subordination and standstill agreement in the form attached to the Akers Mill Square Loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2967 Cobb Parkway Southeast Atlanta, GA 30339	Collateral Asset Summary – Loan No. 5 Akers Mill Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 54.5% 1.73x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2967 Cobb Parkway Southeast Atlanta, GA 30339	Collateral Asset Summary – Loan No. 5 Akers Mill Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 54.5% 1.73x 11.2%

CARTIFACT
Akers Mill Square
2967 Cobb Parkway Southeast
Atlanta, GA 30339
Atlanta
Marietta
Smyrna
Sandy Springs
CUMBERLAND
STONEWALL
MILLRIDGE
OAKDALE
DOBBINS AIR RESERVE BASE
Delk Spectrum
Terrell Mill Village Shopping Center
Wildwood Business Park
GE Energy
Hyatt Regency Suites Atlanta North
Hilton Garden Inn Atlanta Northwest/ Wildwood
The Terrace at Windy Hill
Treasure Island Shopping Center
Wellstar Windy Hill Hospital
Interstate North Office Park
Cumberland Square
Future Atlanta Braves Stadium Location and Mixed Use Development
Cobb Energy Performing Arts Centre
Galleria Specialty Mall
The Shops at Cumberland
Cumberland Mall
Parkway Pointe
Powers Ferry Village
Home Depot World HQ
Paces Cumberland
Paces Ferry
The Station at Vinings Shopping Center
The Lovett School
Paces Ferry Plaza
Emory Adventist Hospital
Chattahoochee River National Recreation Area
Chattahoochee River
Atlanta Country Club
THE PERIMETER
DELK RD SE
SPRING RD SE
PACES MILL RD SE
PACES FERRY RD NW
W PACES FERRY RD NW
MT PARAN RD NW
NORTHSIDE DR NW
NORTHSIDE PKY NW
MOORES MILL RD NW
S ATLANTA RD SE
ATLANTA RD SE
WINDY HILL RD SE
COBB PKY SE
TERRELL MILL RD SE
POWERS FERRY RD SE
MT VERNON HWY NW
RIVERSIDE DR NW
75
285
41
3
407
401
Kennesaw
Marietta
Sandy Springs
Peachtree Corners
Duluth
Dunwoody
Norcross
Doraville
Chamblee
Lilburn
Smyrna
Vinings
Mableton
Austell
Decatur
Pine Lake
Redan
Lithonia
DOWNTOWN
East Point
HARTSFIELD JACKSON ATLANTA INT'L AIRPORT
Forest Park
Union City
Riverdale
Morrow
Fairburn
Stockbridge

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40, 68-78 and 80-100 West 225th Street Bronx, NY 10463	Collateral Asset Summary – Loan No. 6 Bronx River Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 72.5% 1.28x 8.1%

Marshalls
TARGET
Marshalls

Marshalls
TARGET

Applebee's Grill & Bar
TARGET

River Plaza
RadioShack
GameStop
Sprint

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40, 68-78 and 80-100 West 225th Street Bronx, NY 10463	Collateral Asset Summary – Loan No. 6 Bronx River Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 72.5% 1.28x 8.1%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type(2):	Anchored Retail
Sponsor:	James P. Levin; Paul A. Travis; Aaron			Collateral:	Fee Simple
	Malinsky; Kessler-Sachs Family			Location:	Bronx, NY
	Partnership, LP			Year Built / Renovated:	2004 / NAP
Borrower:	Kingsbridge Associates, LLC			Total Sq. Ft.(2):	103,162
Original Balance:	$58,000,000			Property Management:	KB Property Managers LLC
Cut-off Date Balance:	$58,000,000			Underwritten NOI:	$4,726,777
% by Initial UPB:	6.3%			Underwritten NCF:	$4,608,140
Interest Rate:	4.6600%			Appraised Value:	$80,000,000
Payment Date:	6th of each month			Appraisal Date:	December 19, 2013
First Payment Date:	April 6, 2014
Maturity Date:	March 6, 2024			Historical NOI
Amortization:	360 months			2013 NOI:	$4,779,084 (December 31, 2013)
Additional Debt:	None			2012 NOI:	$4,643,740 (December 31, 2012)
Call Protection:	L(24), D(93), O(3)			2011 NOI:	$4,539,497 (December 31, 2011)
Lockbox / Cash Management:	Soft / Springing			2010 NOI:	$4,654,226 (December 31, 2010)

Reserves(1)				Historical Occupancy
	Initial		Monthly	Current Occupancy:	100.0% (January 1, 2014)
Taxes:	$172,495		$52,271	2012 Occupancy:	100.0% (December 31, 2012)
Insurance:	$65,472		$8,184	2011 Occupancy:	99.3% (December 31, 2011)
Replacement:	$0		$2,149	2010 Occupancy:	97.3% (December 31, 2010)
TI/LC:	$0		$8,597	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
Required Repairs:	$11,000		NAP	(2)	Includes 9,862 sq. ft. (9.6% of the NRA) of office space.
Lease Surrender:	$200,000		$0
Lease Sweep:	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$562
Balloon Balance / Sq. Ft.:		$457
Cut-off Date LTV:		72.5%
Balloon LTV:		58.9%
Underwritten NOI DSCR:		1.32x
Underwritten NCF DSCR:		1.28x
Underwritten NOI Debt Yield:		8.1%
Underwritten NCF Debt Yield:		7.9%
Underwritten NOI Debt Yield at Balloon:		10.0%
Underwritten NCF Debt Yield at Balloon:		9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40, 68-78 and 80-100 West 225th Street Bronx, NY 10463	Collateral Asset Summary – Loan No. 6 Bronx River Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 72.5% 1.28x 8.1%

Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Annual U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Anchor Tenants
Marshalls	NR/A3/A+	35,000	33.9%	$34.00	24.2%	7/31/2019
Planet Fitness	NR/NR/NR	15,804	15.3%	$26.40	8.5%	8/31/2017
Subtotal		50,804	49.2%	$31.64	32.7%

Major Tenants
Applebee’s	NR/NR/NR	7,500	7.3%	$70.33	10.7%	7/29/2024
Elderserve Health(2)	NR/NR/NR	6,404	6.2%	$30.00	3.9%	9/30/2021(3)
The Children’s Place	NR/NR/NR	4,613	4.5%	$64.69	6.1%	1/31/2018
Subtotal		18,517	17.9%	$54.98	20.7%

Other In-line Tenants		33,841	32.8%	$67.51	46.5%
Total Occupied Collateral		103,162	100.0%	$47.59	100.0%

Vacant		0	0.0%
Total/Wtd. Avg.		103,162	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	The space leased by Elderserve Health is office space.
(3)	Elderserve Health has a one-time right to terminate its lease on September 30, 2017 with 180 days prior notice.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014(2)	3	7,832	7.6%	7,832	7.6%	$63.84	10.2%	10.2%
2015(3)	4	10,167	9.9%	17,999	17.4%	$66.27	13.7%	23.9%
2016	0	0	0.0%	17,999	17.4%	$0.00	0.0%	23.9%
2017	1	15,804	15.3%	33,803	32.8%	$26.40	8.5%	32.4%
2018	2	6,558	6.4%	40,361	39.1%	$64.78	8.7%	41.1%
2019	2	39,200	38.0%	79,561	77.1%	$38.78	31.0%	72.0%
2020	3	9,697	9.4%	89,258	86.5%	$67.50	13.3%	85.3%
2021	1	6,404	6.2%	95,662	92.7%	$30.00	3.9%	89.3%
2022	0	0	0.0%	95,662	92.7%	$0.00	0.0%	89.3%
2023	0	0	0.0%	95,662	92.7%	$0.00	0.0%	89.3%
2024	1	7,500	7.3%	103,162	100.0%	$70.33	10.7%	100.0%
Thereafter	0	0	0.0%	103,162	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	103,162	100.0%	NAP	NAP
Total / Wtd. Avg.	17	103,162	100.0%			$47.59	100.0%
(1)
Certain tenants have lease termination options, including those related to co-tenancy provisions and sales thresholds, that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Includes one tenant, Alvarez Tax, leasing 1,966 sq. ft., which space the borrower is in the process of recapturing through eviction proceedings relating to the tenant’s non-payment of rent.
(3)	Includes one tenant, Celinas Toribio Enterprises, leasing 1,492 sq. ft., with respect to which the borrower has indicated that such tenant is in the process of negotiating a surrender agreement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40, 68-78 and 80-100 West 225th Street Bronx, NY 10463	Collateral Asset Summary – Loan No. 6 Bronx River Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 72.5% 1.28x 8.1%

The Loan.    The Bronx River Plaza loan (the “Bronx River Plaza Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 103,162 sq. ft., Class A, anchored retail center located at 40, 68-78 and 80-100 West 225th Street in Bronx, New York (the “Bronx River Plaza Property”) with an original principal balance of $58.0 million. The Bronx River Plaza Loan has a 10-year term and amortizes on a 30-year schedule. The Bronx River Plaza Loan accrues interest at a fixed rate equal to 4.6600% and has a cut-off date balance of $58.0 million. Loan proceeds were used to retire existing debt of approximately $39.3 million, fund reserves of approximately $0.4 million and pay closing costs of approximately $1.5 million, giving the borrower a return of equity of approximately $16.8 million. Based on the appraised value of $80.0 million as of December 19, 2013, the cut-off date LTV ratio is 72.5% and the remaining implied equity is $22.0 million. The most recent prior financing of the Bronx River Plaza Property was included in the CGCMT 2004-C2 commercial mortgage trust.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$58,000,000	100.0%	Loan Payoff	$39,287,813	67.7%
			Reserves	$448,967	0.8%
			Closing Costs	$1,505,719	2.6%
			Return of Equity	$16,757,500	28.9%
Total Sources	$58,000,000	100.0%	Total Uses	$58,000,000	100.0%

The Borrower / Sponsor.    The borrower, Kingsbridge Associates, LLC, is a single purpose New York limited liability company structured to be bankruptcy-remote, with two independent directors in the organizational structure of its managing member. The sponsors of the borrower and the nonrecourse carve-out guarantors are James P. Levin, Paul A. Travis, Aaron Malinksy and Kessler-Sachs Family Partnership, LP, on a joint and several basis. The sponsors have over 100 years of combined real estate experience.

The Property.    The Bronx River Plaza Property is a 103,162 sq. ft. anchored retail center located in the Marble Hill neighborhood of Bronx, New York. The majority of the Bronx River Plaza Property is located within the borough of Manhattan while a small portion of the eastern portion of the site is located within the Bronx. Per the appraiser, the Bronx River Plaza Property most closely relates to the Marble Hill neighborhood within the Bronx.

The Bronx River Plaza Property is anchored by Marshalls (rated A3/A+ by Moody’s/S&P) and Planet Fitness and shadow anchored by a 130,000 sq. ft. Target (not part of the collateral for the Bronx River Plaza Loan) that is located adjacent to the Bronx River Plaza Property. Since opening, this Target has performed in the top five percent of Target locations in the United States. As of January 1, 2014, the Bronx River Plaza Property was 100.0% occupied by 17 national, regional and commercial tenants that also include Applebee’s, The Children’s Place, Starbucks and Lane Bryant, among others. Although tenants at the Bronx River Plaza Property are not required to report sales, The Children’s Place and Lane Bryant reported 2012 sales of $477 PSF and $293 PSF, respectively.

The Bronx River Plaza Property consists of three separate commercial buildings that were constructed in 2004. Parking is provided via 807 open and rooftop parking spaces which provide a parking ratio of 7.82 spaces per 1,000 sq. ft.

Environmental Matters.    The Phase I environmental report dated January 10, 2014 recommended no further action at the Bronx River Plaza Property.

The Market.    The Bronx River Plaza Property is located along the Harlem River in the Marble Hill neighborhood of the Bronx at the junction of the Major Deegan Expressway (I-87), West Kingsbridge Road (West 225th Street) and Broadway. The Bronx neighborhood of Riverdale is located to the north of the Bronx River Plaza Property and the Manhattan neighborhood of Washington Heights is located to the south. The 1 train has a stop immediately adjacent to the Bronx River Plaza Property at the corner of Broadway and West 225th Street. The B, D and 4 trains also have stops in the vicinity, as does Metro-North Railroad, which provides access to both the Hudson and Harlem lines. Bus service is available along all major thoroughfares and the Cross Bronx Expressway provides access to Manhattan.

As of January 2014, the population within a two-mile radius of the Bronx River Plaza Property was 430,749 and the average household income was $50,906.

The Bronx River Plaza Property is located in the New York Outer Boroughs retail market. As of the end of Q3 2013, the market had an overall vacancy rate of 4.5%, which represented a decrease of 0.1% over the prior quarter and a decrease of 0.2% over year-end 2012. Average quoted asking rental rates ended Q3 2013 at $35.84 PSF, which represented a 2.8% increase over the previous quarter’s average of $34.85 PSF and a 6.4% increase over year-end 2012’s average of $33.67 PSF. Absorption was positive in Q3 2013 at 644,171 sq. ft. and there was 834,962 sq. ft. of retail inventory under construction, including the 130,000 sq. ft. Broadway Plaza, which is located 0.4 miles from the Bronx River Plaza Property. Broadway Plaza is 75.0% pre-leased and is supposed to increase overall retail traffic to the area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40, 68-78 and 80-100 West 225th Street Bronx, NY 10463	Collateral Asset Summary – Loan No. 6 Bronx River Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 72.5% 1.28x 8.1%

The appraiser identified eight comparable properties which are presented in the subsequent chart.

Competitive Set(1)
Name	Bronx River Plaza	Broadway Plaza	29-39 East Fordham Road	Fordham Place	2432 Grand Concourse	2850 Third Avenue	Parkchester South Retail Condominium	The Hub	Bay Plaza
Distance from Subject	NAP	0.4 miles	1.2 miles	1.5 miles	1.5 miles	4.3 miles	4.4 miles	4.7 miles	5.5 miles
Property Type	Anchored Retail	Anchored Retail	Anchored Retail	Mixed Use Retail/Office	Mixed Use Retail/Office	Mixed Use Retail/Office	Mixed Use Retail/Office	Mixed Use Retail/Office	Mixed Use Retail/Office
Occupancy	100%(2)	75%(3)	100%	100%	90%	100%	96%	96%	97%
Size (Sq. Ft.)	103,162	130,000	67,964	262,000	164,625	177,094	520,609	172,137	492,857
Anchors / Major Tenants	Marshalls, Planet Fitness	Aldi, Sports Authority, TJ Maxx	Modell’s Sporting Goods	Best Buy, Sears	Local Tenants	Dr. Jay’s	Macy’s	Aldi, Sleepy’s, Rite Aid	Marshalls, Pathmark, Toys “R” Us
(1)	Source: Appraisal
(2)	Based on a rent roll dated January 1, 2014.
(3)	Broadway Plaza is currently being developed and occupancy represents pre-leasing activity.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$4,696,558	$4,783,339	$4,894,533	$5,158,933	$50.01
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$4,696,558	$4,783,339	$4,894,533	$5,158,933	$50.01
Total Recoveries	1,153,065	1,180,241	1,235,592	1,232,460	11.95
Total Other Income	44,813	34,336	43,751	35,338	0.34
Less: Vacancy & Credit Loss(2)	0	0	0	(321,337)	(3.11)
Effective Gross Income	$5,894,436	$5,997,915	$6,173,876	$6,105,394	$59.18
Total Operating Expenses	1,354,939	1,354,175	1,394,791	1,378,617	13.36
Net Operating Income	$4,539,497	$4,643,740	$4,779,084	$4,726,777	$45.82
TI/LC	0	0	103,162	103,162	1.00
Capital Expenditures	0	0	15,474	15,474	0.15
Net Cash Flow	$4,539,497	$4,643,740	$4,660,448	$4,608,140	$44.67

(1)	U/W Base Rent includes $248,943 in contractual step rent through January 2015.
(2)	U/W Vacancy represents 5.0% of gross income and is based on in-place economic vacancy.

Property Management.    The Bronx River Plaza Property is managed by KB Property Managers LLC, a borrower affiliate.

Lockbox / Cash Management.    The Bronx River Plaza Loan is structured with a soft lockbox and springing cash management. Funds in the lender controlled clearing account are to be swept (on a daily basis) into the borrower’s operating account unless a Trigger Period (as defined below) is continuing, in which event (i) the lender may immediately direct the tenants to deposit all rents directly into the clearing account and (ii) the amounts held in the clearing account will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the Bronx River Plaza Loan documents.

A “Trigger Period” will commence upon the occurrence of (i) an event of default or (ii) upon the occurrence of a Lease Sweep Period (as defined herein), and will end, (A) with respect to a Trigger Period continuing due to clause (i) above, upon the cure of such event of default and acceptance of such cure by the lender (and if no other event of default is then continuing) or (B) with respect to a Trigger Period continuing due to clause (ii) above, if such Lease Sweep Period has ended (and no other Lease Sweep Period is then continuing).

A “Lease Sweep Period” will commence on the first monthly payment date following (i) the date that is eight months prior to the earliest stated expiration date of a Lease Sweep Lease (as defined below) if the related tenant has not unconditionally renewed or extended in

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40, 68-78 and 80-100 West 225th Street Bronx, NY 10463	Collateral Asset Summary – Loan No. 6 Bronx River Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 72.5% 1.28x 8.1%

writing its lease on or before the date that is eight months prior to the earliest stated expiration of such tenant’s lease and (b) the date on which the borrower or property manager receives a notice from any tenant under a Lease Sweep Lease in which such tenant exercises any right of termination with respect to its Lease Sweep Lease.

The term “Lease Sweep Lease” means the Marshalls lease or any replacement lease that, either individually, or when taken together with any other lease with the same tenant or its affiliates, and assuming the exercise of all expansion rights, covers all or any portion of the premises currently demised under the Marshalls lease.

Initial Reserves.    At closing, the borrower deposited (i) $172,495 into a tax reserve account, (ii) $65,472 into an insurance reserve account, (iii) $11,000 into a required repairs reserve account and (iv) $200,000 into a lease surrender reserve related to the anticipated surrender of the Celinas Toribio Enterprises lease.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit (i) 1/12 of the estimated annual real estate taxes (or, initially, $52,271) into a tax reserve account and (ii) 1/12 of the estimated annual insurance premiums (or, initially, $8,184) into an insurance reserve account.

The borrower is also required to deposit, on account of anticipated future capital expenditures, (a) monthly, until the date on which amounts in the capital expenditure account equal or exceed $51,581, an amount equal to the lesser of (y) $2,149 and (z) the amount by which funds in the account are less than $51,581, (b) thereafter, the borrower is required to deposit no amounts, and (c) if the funds in the account, on any monthly payment date, are less than $25,791, then the borrower is again required to deposit the monthly amount described in clause (a) until the amount in the capital expenditure account equals or exceeds $51,581.

In addition, the borrower is required to deposit reserves on account of anticipated future TI/LCs, (a) monthly, until the date on which amounts in the rollover account equals or exceeds $309,486, an amount equal to the lesser of (y) $8,597 and (z) the amount by which funds in the account are less than $309,486, (b) thereafter, the borrower is required to deposit no amounts, and (c) if the funds in the account, on any monthly payment date, are less than $103,162, then the borrower is again required to deposit the monthly amount described in clause (a) until the amount in the rollover account equals or exceeds $309,486.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Proposed Alterations/Release.    The borrower is currently in negotiations with the tenant under the Elderserve Health (“Elderserve”) lease to expand such tenant’s leased premises by constructing an extension (the “Expansion Space”) to the building located at 80-100 West 225th Street (the “K-3 Building”). It is anticipated that the construction will include beams in the non-income producing parking lot to the rear of the K-3 Building, which beams will support the extension that will be constructed in the air space above the parking lot and adjacent to the K-3 Building.  In connection with the proposed construction, the borrower is required to, among other things, (i) obtain lender approval of the related plans and budget, (ii) deliver to lender a completion guaranty (relative to the timely and lien-free completion of the Expansion Space) from an acceptable guarantor and otherwise in form and substance satisfactory to the lender, and (iii) deliver to the lender additional security (in the form of cash, a letter of credit, securities reasonably acceptable to lender or a completion bond) in an amount equal to the total unpaid amounts incurred and to be incurred with respect to the proposed construction of the Expansion Space (as set forth in the approved plans and budget). The proposed construction work will be financed through capital contributions from the owners of the borrower (and no reserves will be available for the payment of such work).

In lieu of the borrower itself constructing the Expansion Space, and prior to the commencement of (but in anticipation of) any such proposed construction, the Bronx River Plaza Loan documents permit the borrower to (i) create a condominium regime of the K-3 Building (and related common areas) consisting of two units: (1) Unit 1 comprised of the existing K-3 Building improvements and (2) Unit 2 comprised of the Expansion Space and (ii) request and obtain the release of Unit 2 subject to satisfaction of release conditions described in the Bronx River Plaza Loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40, 68-78 and 80-100 West 225th Street Bronx, NY 10463	Collateral Asset Summary – Loan No. 6 Bronx River Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 72.5% 1.28x 8.1%

CARTIFACT
Bronx River Plaza
40, 68-78 and 80-100 West 225th Street
Bronx, NY 10463
Tenafly
Englewood
Englewood Cliffs
Fort Lee
Hudson River
NEW JERSEY
NEW YORK
Yonkers
Mount Vernon
Riverdale
Kings Bridge
Woodlawn Cemetery
Wakefield-Williamsbridge
Bedford Park
Williams Bridge
Fordham Heights
Fordham University Rose Hill
Columbia University -Baker Field
Inwood
University Heights
Bronx Community College
Washington Heights
Morris Heights
Bronx
Tremont
Bronx Zoo
Jacobi Medical Center
Morris Park
Albert Einstein College Of Medicine
Parkchester
Columbia Presbyterian Medical Center
High Bridge
New York
Yankee Stadium
Henry Hudson Pkwy
Major Deegan Expy
Bronx River Pkwy
Cross Bronx Expy
Harlem River Dr
Cuny-City College
Harlem
South Bronx
Mott Haven
Port Morris
North Brother Island
Columbia University
East Harlem
Manhattan
Central Park
Upper West Side
Upper East Side
Yonkers Raceway
New York
Newark
Manhattan
Queens
Brooklyn
Long Island Sound

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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100 Westminster Street Providence, RI 02903	Collateral Asset Summary – Loan No. 7 100 Westminster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,115,802 73.7% 1.26x 8.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Westminster Street Providence, RI 02903	Collateral Asset Summary – Loan No. 7 100 Westminster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,115,802 73.7% 1.26x 8.6%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	CBD Office
Sponsor:	Joseph R. Paolino, Jr.		Collateral:	Fee Simple
Borrower:	100 Westminster Partners LLC		Location:	Providence, RI
Original Balance:	$48,190,000		Year Built / Renovated:	1985 / 2008
Cut-off Date Balance:	$48,115,802		Total Sq. Ft.:	361,462
% by Initial UPB:	5.2%		Property Management:	56 Associates Management LLC
Interest Rate:	4.6500%		Underwritten NOI:	$4,116,863
Payment Date:	6th of each month		Underwritten NCF:	$3,742,972
First Payment Date:	March 6, 2014		Appraised Value:	$65,300,000
Maturity Date:	February 6, 2024		Appraisal Date:	December 16, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(88), O(7)		Most Recent NOI:	$4,564,370 (T-12 November 30, 2013)
Lockbox / Cash Management:	Hard / In Place		2012 NOI:	$4,167,772 (December 31, 2012)
			2011 NOI:	$4,336,726 (December 31, 2011)
Reserves(1)			2010 NOI:	$4,393,059 (December 31, 2010)
	Initial	Monthly
Taxes:	$0	$183,527	Historical Occupancy
Insurance:	$9,783	$9,783	Current Occupancy:	81.4% (November 30, 2013)
Replacement:	$350,000	$5,877	2012 Occupancy:	81.0% (December 31, 2012)
TI/LC:	$1,250,000	$48,195	2011 Occupancy:	79.3% (December 31, 2011)
Lease Sweep:	$0	Springing	2010 Occupancy:	76.8% (December 31, 2010)
			(1) See “Initial Reserves” and “Ongoing Reserves” herein.
Financial Information
Cut-off Date Balance / Sq. Ft.:	$133
Balloon Balance / Sq. Ft.:	$108
Cut-off Date LTV:	73.7%
Balloon LTV:	60.0%
Underwritten NOI DSCR:	1.38x
Underwritten NCF DSCR:	1.26x
Underwritten NOI Debt Yield:	8.6%
Underwritten NCF Debt Yield:	7.8%
Underwritten NOI Debt Yield at Balloon:	10.5%
Underwritten NCF Debt Yield at Balloon:	9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Westminster Street Providence, RI 02903	Collateral Asset Summary – Loan No. 7 100 Westminster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,115,802 73.7% 1.26x 8.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	Annual U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Bank of America	A/Baa2/A-	72,525	20.1%	$25.65	21.9%	Various(2)
Providence Equity Partners LLC	NR/NR/NR	62,648	17.3%	$26.12	19.3%	10/31/2015
Hinkley, Allen & Snyder LLP	NR/NR/NR	42,077	11.6%	$27.00	13.4%	12/31/2020
GSA – US Attorney’s Office	AAA/Aaa/AA+	30,237	8.4%	$37.33	13.3%	8/31/2019(3)
Webster Bank	BBB/A3/BBB	17,985	5.0%	$34.53	7.3%	Various(4)
Total Major Tenants		225,472	62.4%	$28.31	75.2%
Remaining Tenants		68,666	19.0%	$30.73	24.8%
Total Occupied Collateral		294,138	81.4%	$28.87	100.0%
Vacant(5)		67,324	18.6%
Total		361,462	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Bank of America leases 49,233 sq. ft. of office space on the second and fifth floors and 19,650 sq. ft. of office space on the fourth and 10th floors, with each of these leases expiring April 30, 2018. Separately, Bank of America leases 3,642 sq. ft. of ground floor retail space expiring April 30, 2028. As to both office space leases, Bank of America has a termination option effective May 1, 2017 with 18 months prior notice and payment of a termination fee equal to unamortized transaction costs limited to tenant allowances and brokerage commissions. As to the retail space lease, Bank of America has a termination option effective April 15, 2023 and expiring October 15, 2023 with 180 days prior notice.

(3)	GSA – US Attorney’s Office may terminate its lease in whole or in part beginning August 31, 2014 with 270 days prior notice.
(4)	Webster Bank leases 13,228 sq. ft. of office space expiring September 30, 2016 and 4,757 sq. ft. of retail space expiring May 31, 2019.
(5)	Includes 37,733 sq. ft. leased to Nortek, which has a lease expiration date of May 31, 2014.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(2)	2	0	0.0%	0	0.0%	$0.00	0.1%	0.1%
2014	1	245	0.1%	245	0.1%	$14.69	0.0%	0.1%
2015	9	87,179	24.1%	87,424	24.2%	$27.04	27.8%	27.9%
2016	3	29,565	8.2%	116,989	32.4%	$33.31	11.6%	39.5%
2017	1	11,844	3.3%	128,833	35.6%	$30.50	4.3%	43.8%
2018	3	71,587	19.8%	200,420	55.4%	$25.47	21.5%	65.2%
2019	4	47,999	13.3%	248,419	68.7%	$35.58	20.1%	85.3%
2020	1	42,077	11.6%	290,496	80.4%	$27.00	13.4%	98.7%
2021	0	0	0.0%	290,496	80.4%	$0.00	0.0%	98.7%
2022	0	0	0.0%	290,496	80.4%	$0.00	0.0%	98.7%
2023	0	0	0.0%	290,496	80.4%	$0.00	0.0%	98.7%
2024	0	0	0.0%	290,496	80.4%	$0.00	0.0%	98.7%
Thereafter	1	3,642	1.0%	294,138	81.4%	$29.76	1.3%	100.0%
Vacant(3)	NAP	67,324	18.6%	361,462	100.0%	NAP	NAP
Total / Wtd. Avg.	25	361,462	100.0%			$28.87	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or stacking plan.

(2)	Includes two roof tenants, Teleport Communications and Verizon, which occupy no square footage and contribute $9,780 per year in U/W Base Rent.
(3)	Includes 37,733 sq. ft. leased to Nortek, which has a lease expiration date of May 31, 2014.

The Loan.    The 100 Westminster loan (the “100 Westminster Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 361,462 sq. ft., 19-story, Class A office building located at 100 Westminster Street in downtown Providence, Rhode Island (the “100 Westminster Property”) with an original principal balance of $48.19 million. The 100 Westminster Loan has a 10-year term and amortizes on a 30-year schedule. The 100 Westminster Loan accrues interest at a fixed rate equal to 4.6500% and has a cut-off date balance of approximately $48.1 million. Loan proceeds, along with approximately $13.4 million in equity from the sponsor, were used to purchase the 100 Westminster Property for approximately $59.0 million, fund upfront reserves of approximately $1.6 million and pay closing costs of approximately $1.0 million. Based on the appraised value of $65.3 million as of December 16, 2013, the cut-off date LTV ratio is 73.7%. The most recent prior financing of the 100 Westminster Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Westminster Street Providence, RI 02903	Collateral Asset Summary – Loan No. 7 100 Westminster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,115,802 73.7% 1.26x 8.6%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$48,190,000	78.2%	Purchase Price(1)	$59,000,000	95.8%
Sponsor Equity	$13,406,954	21.8%	Reserves	$1,609,783	2.6%
			Closing Costs	$987,171	1.6%
Total Sources	$61,596,954	100.0%	Total Uses	$61,596,954	100.0%
(1)
The acquisition of the 100 Westminster Property occurred concurrently with sponsor’s acquisition of two other buildings (located at 30 Exchange Street and 90-110 Westminster Street, which are not part of the collateral for the 100 Westminster Loan). While there was no formal allocation of the overall $64.0 million purchase price paid for the 100 Westminster Property and the two other non-collateral buildings, based on feedback obtained from the appraiser prior to closing, the lender estimated that the purchase price for the 100 Westminster Property to be approximately $59.0 million.

The Borrower / Sponsor.    The borrower, 100 Westminster Partners LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Joseph R. Paolino, Jr., a managing partner of Paolino Properties. Paolino Properties owns approximately 40 office, retail, residential and garage/parking lot assets located primarily in Rhode Island which have a combined market value of over $200.0 million. Founded in 1900, Paolino Properties is one of the oldest, family-owned and operated real estate companies in Rhode Island. Paolino Properties’ services include real estate investment, management and development. Joseph R. Paolino, Jr. served as the mayor of Providence from 1984 to 1991.

The Property.    The 100 Westminster Property is a 361,462 sq. ft., 19-story, Class A office building located at 100 Westminster Street in downtown Providence, Rhode Island. Constructed in 1985, the 100 Westminster Street Property was 81.4% occupied as of November 30, 2013 by 17 tenants. Office space is located on the second through 19th floors and the ground floor features 18,618 sq. ft. of retail space. The 100 Westminster Property has frontage on three streets and lobby entrances at the north and south sides of the building on Westminster Street and Fulton Street. Parking is provided via 125 parking spaces that are contained in the basement of the building and are operated on a valet basis.

In early 2008, the 100 Westminster Property underwent an extensive renovation to the lobby that included Italian marble flooring and columns, a radius glass curtain wall, acoustic wood-slat wall paneling and ceilings, a complete lighting package, upgraded interior for all passenger elevators and renovated retail storefronts.

Environmental Matters.    The Phase I environmental report dated December 13, 2013 did not identify any recognized environmental conditions or require any immediate remedial action but recommended that an existing underground storage tank (“UST”) be upgraded and/or replaced with a new double wall UST and piping system. The borrower covenanted to convert the boilers to gas and upgrade the UST system on or before December 22, 2017.

Major Tenants.

Bank of America (72,525 sq. ft., 20.1% of NRA, 21.9% of U/W Base Rent). Headquartered in Charlotte, North Carolina, Bank of America (rated A/Baa2/A- by Fitch/Moody’s/S&P) is one of the world’s largest financial institutions, serving individual consumers, small- and middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management products and services. The company serves clients through operations in more than 40 countries and is listed on the New York Stock Exchange (NYSE: BAC).

Bank of America has been a tenant at the 100 Westminster Property since its construction in 1985 and recently invested approximately $1.6 million into its space. In April 2013, Bank of America withdrew from nearby 111 Westminster Street and in May 2013 expanded its office space at the 100 Westminster Property by 19,650 sq. ft. Bank of America also leases an additional 49,233 sq. ft. of office space. Both office space leases expire April 30, 2018. Bank of America has a termination option for both office spaces effective May 1, 2017 with 18 months prior notice and payment of a termination fee equal to unamortized transaction costs limited to tenant allowances and brokerage commissions. In addition, with respect to the office space, Bank of America has two five-year renewal options with 18 months prior notice. Bank of America also leases 3,642 sq. ft. of retail space expiring April 30, 2028. With respect to such retail space, Bank of America has a termination option effective April 15, 2023 and expiring October 15, 2023 with 180 days prior notice. In addition, with respect to the retail space, Bank of America has five five-year renewal options with six months prior notice.

Providence Equity Partners LLC (62,648 sq. ft., 17.3% of NRA, 19.3% of U/W Base Rent). Founded in 1989, Providence Equity Partners LLC (“Providence Equity”) is an international private equity firm focused on media, communications, education and information investments. Providence Equity currently has $37.0 billion of capital under management. The company’s sixth fund, Providence Equity

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Westminster Street Providence, RI 02903	Collateral Asset Summary – Loan No. 7 100 Westminster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,115,802 73.7% 1.26x 8.6%

Partners VI, closed on $12 billion in 2007, making it the largest sector-focused private equity fund ever raised. In addition to its office at the 100 Westminster Property, Providence Equity has offices in New York City, London, Hong Kong, Beijing and New Delhi. The company partners with companies across different stages in their development, from growth capital and complex recapitalizations of family-owned businesses to large buyouts and take-privates and employs a variety of financing structures and target equity investments of $150 million to $800 million.

Providence Equity is headquartered at the 100 Westminster Property and has been in occupancy at the 100 Westminster Property since its inception in 1989. Since then, Providence Equity has expanded four times and its current lease of 62,648 sq. ft. runs through October 31, 2015. Providence Equity recently invested over $3.0 million into personalizing its headquarters, including renovating the top floor boardroom with a 20-foot ceiling, commissioned sculptures, and the construction of a country club quality gym that includes a regulation squash court. Providence Equity has no termination options and has two five-year renewal options with nine months prior notice. Providence Equity has an ongoing right of first offer to lease additional space on the fourth floor.

Hinkley, Allen & Snyder LLP (42,077 sq. ft., 11.6% of NRA, 13.4% of U/W Base Rent). With roots dating back to 1906, Hinkley, Allen & Snyder LLP is a multiservice law firm with practices including construction, corporate, litigation, real estate and trusts and estates servicing regional, national and international clients. In addition to its office at the 100 Westminster Property, the company has offices in Albany, Boston, Concord, Hartford and New York City.

Hinkley, Allen & Snyder LLP leases 42,077 sq. ft. at the 100 Westminster Property through December 31, 2020 and has two five-year renewal options with 12 months prior notice at 95% of the then applicable fair market rent. There are no termination options.

The Market.    With approximately 178,000 residents, Providence is the capital of and largest city in Rhode Island and the third largest city in New England. Founded in 1636, Providence is one of the oldest cities in the United States and was amongst the first to industrialize. Today, the area is home to 18 hospitals and 12 institutions of higher learning, which has shifted the city’s economy into service industries, though manufacturing still exists. Located at the head of Narragansett Bay, Providence is located in close proximity to several other New England economic hubs including Boston (approximately 50 miles), Hartford (approximately 70 miles) and Worcester (approximately 40 miles). The T.F. Green International Airport, which serves more than five million passengers per year, is located approximately 10 miles south of Providence. Amtrak’s Northeast Corridor runs through Providence, providing Acela Express and Northeast Regional lines to Washington, DC, New York City and Boston. Travel time on the Acela Express from Providence to Boston is approximately 50 minutes and from Providence to New York City is approximately two and a half hours. Primary access to the 100 Westminster Property’s neighborhood is provided by I-95 and I-195.

The 100 Westminster Property is located within the Providence City office submarket of the Providence office market. The overall Providence office market ended 2013 with a vacancy rate of 9.8%, a slight increase over the previous quarter’s rate of 9.6%. Rental rates within the Providence office market for all classes averaged $17.74 PSF, an increase over the previous quarter’s average of $17.51 PSF ($20.24 PSF for Class A office space). Within the Providence City office submarket, overall office vacancy was 10.8% as of year-end 2013 and rental rates averaged $20.56 PSF ($25.71 PSF for Class A office space).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Westminster Street Providence, RI 02903	Collateral Asset Summary – Loan No. 7 100 Westminster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,115,802 73.7% 1.26x 8.6%

The appraiser identified the following comparable office leases which are presented in the subsequent chart.

Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)	Base Rent (PSF)	Lease Term (yrs)
100 Westminster Property(2)	Various	1985	361,462	$28.87	10.2
Citizens Plaza	Nixon Peabody	1990	12,545	$31.11	10.0
Citizens Plaza	Ameriprise	1990	6,073	$33.00	6.0
GTECH Center	Watch Point Partners	2006	3,273	$32.00	5.0
GTECH Center	Rockland Trust	2006	3,623	$32.00	5.0
GTECH Center	Columbia Management	2006	20,535	$28.00	8.0
GTECH Center	Brown Rudnick	2006	6,357	$29.00	8.0
One Financial Plaza	Robinson Cole	1972	9,238	$29.00	10.0
One Financial Plaza	Bank of America	1972	21,615	$25.00	6.0
One Financial Plaza	JP Morgan	1972	33,333	$28.00	5.0
One Financial Plaza	Starbucks (retail)	1972	1,100	$43.64	10.0
(1)	Source: Appraisal
(2)	Based on rent roll dated November 30, 2013.

The appraiser determined gross market rent to be $30.00 PSF for office space and net market rent to be $35.00 PSF for retail space at the 100 Westminster Property. Current in place rents are $28.75 PSF for office space and $30.16 PSF for retail space at the 100 Westminster Property.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 11/30/2013	U/W	U/W PSF
Base Rent(1)	$8,344,959	$8,210,432	$9,357,100	$8,564,474	$23.69
Value of Vacant Space	0	0	0	2,019,720	5.59
Gross Potential Rent	$8,344,959	$8,210,432	$9,357,100	$10,584,194	$29.28
Total Recoveries	151,058	187,934	320,057	729,167	2.02
Total Other Income	512,293	500,394	523,520	523,520	1.45
Less: Vacancy(2)	0	0	0	(2,019,720)	(5.59)
Effective Gross Income	$9,008,310	$8,898,759	$10,200,677	$9,817,161	$27.16
Total Operating Expenses	4,671,585	4,730,987	5,636,307	5,700,298	15.77
Net Operating Income	$4,336,726	$4,167,772	$4,564,370	$4,116,863	$11.39
TI/LC	0	0	0	303,364	0.84
Capital Expenditures	0	0	0	70,527	0.20
Net Cash Flow	$4,336,726	$4,167,772	$4,564,370	$3,742,972	$10.36

(1)	U/W Base Rent includes $71,830 in contractual step rent through October 2014.
(2)	U/W Vacancy represents 17.1% of gross income.

Property Management.    The 100 Westminster Property is managed by 56 Associates Management LLC, a borrower affiliate.

Lockbox / Cash Management.    The 100 Westminster Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to the tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily into a cash management account under the control of the lender and disbursed in accordance with the 100 Westminster Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) if the DSCR is less than 1.15x (until such time that the DSCR is at least 1.20x for two consecutive calendar quarters) or (iii) upon the occurrence of a Lease Sweep Period (as defined below).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Westminster Street Providence, RI 02903	Collateral Asset Summary – Loan No. 7 100 Westminster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,115,802 73.7% 1.26x 8.6%

A “Lease Sweep Period” will commence on the first monthly payment date following the occurrence of: (i) the date that is 12 months prior to the earliest stated expiration date of a Lease Sweep Lease (as defined below) or the date on which the related tenant is required to give notice of its exercise of a renewal option, if such renewal has not already been exercised, (ii) the date that a Lease Sweep Lease is modified to implement an extension or early renewal of the related lease, unless the borrower reserves funds with the lender sufficient to cover all related approved leasing expenses, free rent periods, rent abatement periods or other tenant inducements in connection with such extension or renewal, (iii) the date that a Lease Sweep Lease (or any material portion) is surrendered, cancelled, or terminated prior to its then current expiration date (or the date that any other tenant under a Lease Sweep Lease provides a notice of its intent to do so), (iv) the date that any tenant under a Lease Sweep Lease (other than an investment grade tenant) discontinues its business (i.e., goes dark) at all or a material portion of its space or provides notice of its intent to do so, (v) the date on which there occurs a monetary or material non-monetary event of default under a Lease Sweep Lease or (vi) the bankruptcy or insolvency of a tenant under a Lease Sweep Lease.

A “Lease Sweep Lease” means any of (i) the Bank of America office lease, (ii) the Providence Equity Partners LLC lease, (iii) the Hinkley, Allen & Snyder LLP lease or (iv) any lease or replacement lease that, either individually, or when taken together with any lease with the same tenant or its affiliates, and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such lease, covers at least 40,000 sq. ft. As of the closing date, the Nortek Lease (as defined below) did not constitute a Lease Sweep Lease.

Initial Reserves.    At closing, the borrower deposited (i) $9,783 into an insurance reserve account, (ii) $350,000 into a replacement reserve account and (iii) $1,250,000 into a TI/LC reserve account for anticipated tenant improvements and leasing commissions at the 100 Westminster Property.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit: (i) to and including the monthly payment date occurring in July 2014, an amount equal to 1/5 of the estimated annual real estate taxes and thereafter, an amount equal to 1/12 of the estimated annual real estate taxes (currently estimated at approximately $183,527 per month), into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums (currently estimated at approximately $9,783 per month), into an insurance reserve account, (iii) $5,877 into a replacement reserve account (unless the Nortek Lease Conditions (as defined below) are satisfied, at which time such monthly amount will be $4,518), (iv) $48,195 into a TI/LC reserve (subject to a cap of $1,156,678, which cap does not include the upfront TI/LC deposit of $1,250,000 referred to above) and (v) upon entering or modifying a lease pursuant to which rents will or may be paid more than one month in advance, the borrower is required to deposit such advance paid rents with the lender for the purpose of creating a reserve in order to simulate rental payments during the period covered by such prepayments. The “Nortek Lease Conditions” means that either (a) the lease with Nortek, Inc. (the “Nortek Lease”) is renewed for at least five years at net effective rents of $25.00 PSF (in accordance with the requirements set forth in the 100 Westminster Loan documents) or (b) the borrower enters into one or more new leases at the 100 Westminster Property (in accordance with the requirements set forth in the 100 Westminster Loan documents) and the rent payable under such new lease(s) supplements the DSCR to the same extent that a five-year renewal of the Nortek Lease at net effective rents of $25.00 PSF would have supplemented the DSCR.

If the Nortek Leasing Conditions are satisfied, and if the funds in the TI/LC reserve account after giving effect to any proposed disbursement exceed $578,339, amounts in the TI/LC reserve account may be disbursed, at the borrower’s request, for approved capital expenditures (on satisfaction of the applicable disbursement conditions for funds being applied for approved capital expenditures). Similarly, if the Nortek Leasing Conditions are satisfied, and if funds in the replacement reserve account after giving effect to any proposed disbursement exceed $70,527, amounts in the replacement reserve account may be disbursed, at the borrower’s request, for approved leasing expenses (on satisfaction of the applicable disbursement conditions for funds being applied for approved leasing expenses).

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Westminster Street Providence, RI 02903	Collateral Asset Summary – Loan No. 7 100 Westminster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,115,802 73.7% 1.26x 8.6%

100 WESTMINSTER

RSF
20
Mechanical
Vacant
1,275 SF
Mechanical
1,275
19
Providence Equity Partners LLC
4,975 SF
10/2015
Vacant
8,050 SF
13,025
18
Providence Equity Partners LLC
21,296 SF
10/2015
21,296
17
Vacant
22,363 SF
22,363
16
Wells Fargo
13,005 SF
4/2019
Vacant
7,039 SF
Hinckley, Allen & Snyder LLP
687 SF
12/2020
20,731
15
Hinckley, Allen & Snyder LLP
22,737 SF
12/2020
22,737
14
Hinckley, Allen & Snyder LLP
18,653 SF
12/2020
Vacant
4,084 SF
Connected to HAS space
22,737
12
Nautic Partners
13,537 SF
8/2015
Vacant
4,389 SF
Vacant
1,656 SF
19,582
11
Webster Bank
13,228 SF
9/2016
Weil, Gotshal & Manges LLP
6,998 SF
6/2016
20,226
10
AON Risk Services
9,339 SF
5/2016
Bank of America
10,820 SF
4/2018
Vacant
211 SF
Office
20,370
9
Providence Equity Partners LLC
19,181 SF
10/2015
Vacant
211 SF
Office
19,392
8
GSA – US Attorney's Office
21,714 SF
8/2019
21,714
7
GSA – US Attorney's Office
8,523 SF
8/2019
Norcal
3,724 SF
9/2015
Vacant
8,229 SF
Vacant
211 SF
Office
20,687
6
KPMG
11,844 SF
9/2017
Vacant
8,610 SF
20,454
5
Bank of America
21,900 SF
4/2018
Bank of America
211 SF
4/2018
22,111
4
Providence Equity Partners LLC
11,247 SF
10/2015
Bank of America
8,830 SF
4/2018
20,077
3
Mechanical
Providence Equity Partners LLC
5,949 SF
10/2015
5,949
2
Bank of America
27,122 SF
4/2018
27,122
1
Bank of America
3,642 SF
4/2028
Vacant
928 SF
Vacant
68 SF
Cutting Club Hair Salon
245 SF
12/2014
Fairmont Sons, LLC
2,704 SF
8/2018
Fed Ex
2,507 SF
6/2015
Webster Bank
4,757 SF
5/2019
Au Bon Pain
4,763 SF
4/2015
19,614
Parking
Underground Parking
Total RSF 361,462
VACANT
BUILDING
2014 – 2015
2016 – 2017
2018 – 2019
2020 +

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Westminster Street Providence, RI 02903	Collateral Asset Summary – Loan No. 7 100 Westminster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,115,802 73.7% 1.26x 8.6%

Rhode Island State House
Roger Williams National Memorial Park
Prospect Terrace Park
Union Station
Station Park
Providence Place
Avalon Center Place
Blue Cross & Blue Shield of Rhode Island Headquarters
Citizens Bank
Providence Place Cinemas 16
GTECH Corporation
Rhode Island School of Design
100 Westminster
100 Westminster Street
Providence, RI 02903
Fifteen Westminster
One Financial Plaza
Providence Superior Court
Omni Providence Hotel
Burnside Park
Textron Building
Memorial Park
Kennedy Plaza
Bank of America Tower
Turks Head Building
Biltmore Providence Hotel
Rhode Island Convention Center
Dunkin' Donuts Center
The Arcade
Hilton Providence Hotel
Trinity Repertory Company
Providence
Johnson & Wales University
Regency Plaza
Providence Performing Arts Center
Verizon Building
BCBSRI
Woonasquatucket River
MEMORIAL BLVD
EXCHANGE TER
W EXCHANGE ST
FRANCIS ST
FINANCE WAY
EXCHANGE ST
PARK ROW
CANAL ST
N MAIN ST
BENEFIT ST
COLLEGE ST
KENNEDY PLZ
FULTON ST
ARCADE ST
WESTMINSTER ST
DORRANCE ST
EDDY ST
UNION ST
WEYBOSSET ST
PECK ST
ORANGE ST
S MAIN ST
S WATER ST
SABIN ST
FOUNTAIN ST
CLEMENCE ST
MATHEWSON ST
SNOW ST
ABORN ST
EMPIRE ST
GREENE ST
WASHINGTON ST
PINE ST
FRIENDSHIP ST
CLIFFORD ST
RICHMOND ST
DYER ST
FOSTER ST
SHIP ST
CHESTNUT ST
BASSETT ST
HOSPITAL ST
ELM ST
PARADE ST
SOUTH ST
POINT ST
E FRANKLIN ST
95
6
Boston
MA
NY
CT
Hartford
New York
PA
NJ
Philadelphia
Trenton
MD
Baltimore
Washington DC
DE
VA
Atlantic Ocean
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

200 Columbus Boulevard Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 Marriott Downtown Hartford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 66.5% 1.44x 12.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Columbus Boulevard Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 Marriott Downtown Hartford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 66.5% 1.44x 12.1%

Mortgage Loan Information				Property Information
Loan Seller:	Natixis			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Full Service Hospitality
Sponsor:	Mystic Partners, LLC			Collateral(2):	Leasehold
Borrower:	Adriaen’s Landing Hotel, LLC			Location:	Hartford, CT
Original Balance:	$45,000,000			Year Built / Renovated:	2005 / NAP
Cut-off Date Balance:	$45,000,000			Total Rooms:	409
% by Initial UPB:	4.9%			Property Management:	WHG ALH Management, LLC
Interest Rate:	5.5700%			Underwritten NOI:	$5,467,342
Payment Date:	5th of each month			Underwritten NCF:	$4,451,994
First Payment Date:	April 5, 2014			Appraised Value:	$67,700,000
Maturity Date:	March 5, 2024			Appraisal Date:	January 29, 2014
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(24), D(92), O(4)			2013 NOI:	$5,718,109 (December 31, 2013)
Lockbox / Cash Management:	Hard / Springing			2012 NOI:	$4,668,211 (December 31, 2012)
				2011 NOI:	$4,906,764 (December 31, 2011)
Reserves(1)				2010 NOI:	NAV
	Initial		Monthly
Taxes:	$143,418		$47,806	Historical Occupancy
Insurance:	$63,547		$15,887	Current Occupancy:	64.8% (December 31, 2013)
FF&E:	$4,874,887		$84,612	2012 Occupancy:	62.6% (December 31, 2012)
				2011 Occupancy:	63.7% (December 31, 2011)
Financial Information				(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
Cut-off Date Balance / Room:		$110,024		(2)	See “Ground Lease” herein.
Balloon Balance / Room:		$92,132
Cut-off Date LTV:		66.5%
Balloon LTV:		55.7%
Underwritten NOI DSCR:		1.77x
Underwritten NCF DSCR:		1.44x
Underwritten NOI Debt Yield:		12.1%
Underwritten NCF Debt Yield:		9.9%
Underwritten NOI Debt Yield at Balloon:		14.5%
Underwritten NCF Debt Yield at Balloon:		11.8%

Historical Occupancy, ADR, RevPAR(1)
	Marriott Downtown Hartford(2)			Competitive Set(3)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	63.0%	$172.47	$108.66	56.3%	$120.09	$67.57	112.0%	143.6%	160.8%
2012	62.1%	$175.47	$108.94	52.1%	$126.19	$65.73	119.2%	139.1%	165.7%
2013	64.4%	$182.19	$117.38	52.5%	$131.40	$69.04	122.6%	138.6%	170.0%
(1)	Source: Hospitality Research Report
(2)
The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Marriott Downtown Hartford Property are attributable to variances in reporting methodologies and/or timing differences.

(3)	Competitive Set includes: Ramada Plaza Hartford Downtown, Hilton Hartford, Sheraton Hartford South Hotel and Marriott Hartford Windsor Airport

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Columbus Boulevard Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 Marriott Downtown Hartford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 66.5% 1.44x 12.1%

The Loan.    The Marriott Downtown Hartford loan (the “Marriott Downtown Hartford Loan”) is a $45.0 million ($110,024 per room) fixed rate loan secured by the borrower’s leasehold interest in a 409-room, Class A, full service hotel and conference center located at 200 Columbus Boulevard in Hartford, Connecticut (the “Marriott Downtown Hartford Property” or the “Property”). The Marriott Downtown Hartford Loan has a cut-off date balance of $45.0 million ($110,024 per room), a ten-year term and amortizes on a 30-year schedule. The Marriott Downtown Hartford Loan accrues interest at a fixed rate of 5.5700%. Loan proceeds were used to refinance the existing debt of approximately $31.6 million, fund upfront reserves totaling approximately $5.1 million, payoff a $6.4 million lender participation, pay closing costs of $226,833 and return approximately $1.7 million of equity to the Sponsor. The lender participation payoff is the result of the restructure of another loan between the Sponsor and the existing lender unrelated to the Marriott Downtown Hartford Property. The appraised value of the Marriott Downtown Hartford Property is $67.7 million as of January 29, 2014, for a cut-off date LTV ratio of 66.5%. The most recent prior financing of the Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$45,000,000	100.0%	Loan Payoff	$31,567,415	70.1%
			Lender Participation	$6,400,000	14.2%
			Reserves	$5,081,852	11.3%
			Closing Costs	$226,833	0.5%
			Equity Distribution	$1,723,900	3.8%
Total Sources	$45,000,000	100.0%	Total Uses	$45,000,000	100.0%

The Borrower / Sponsor.    The borrower, Adriaen’s Landing Hotel, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure. The borrower is 95.7% owned and is controlled by Mystic Partners, LLC, (“Mystic” or the “Sponsor”). Mystic is a joint-venture between Mystic Hotel Investors, LLC (85.0%) and Hersha Hospitality Limited Partnership (15.0%). Mystic Hotel Investors, LLC is controlled by Waterford Hospitality Group, LLC (“Waterford”) (71.0% interest). The nonrecourse carve-out guarantor of the Marriott Downtown Hartford Loan is Mystic Partners, LLC.  Waterford is a leading company in the hospitality industry with more than 25 years’ experience. Waterford currently manages 27 properties with approximately 3,479 rooms in eight states, including 15 hotels in Connecticut.  In addition to operating its own properties, Waterford provides operations services such as venue, food and beverage, as well as technical services for hospitality owners.  Specifically, Waterford offers project management, value-engineering, architectural and plan review expertise, and draws from vast experience in a number of successfully executed development and renovation projects, including “ground up” construction. Waterford’s extensive experience in food and beverage operations comes from successfully managing numerous outlets, including award-winning restaurants, lounges and bars, cafes, and convention centers (including the adjacent Connecticut Convention Center).

The Property.   The Marriott Downtown Hartford Property is a 409-room Class A full service hotel and conference center located in downtown Hartford, Connecticut. The Marriott Downtown Hartford Property opened in 2005 as the flagship hotel for the adjacent Connecticut Convention Center and features a restaurant (“Vivo”), a Starbucks, a lounge (“Crush Bar”), approximately 13,399 sq. ft. of meeting space, an indoor pool, an indoor whirlpool, an exercise room, a business center, a market pantry, vending areas and a spa with seven treatment rooms. The Marriott Downtown Hartford Property also features all necessary back-of-the-house space. The Marriott Downtown Hartford Property’s standard guestrooms contain one king (200 rooms) or two double beds (201 rooms). The suites (8 suites) have larger living areas, wet bars, refrigerators, and microwaves. Vivo is an upscale, three-meal Italian/Mediterranean restaurant that features a 15-seat bar at its entry, an open kitchen, and 60-seat private dining room.  Crush Bar has a nightclub atmosphere and features a long bar with four large wall-mounted televisions, high ceilings, dark hardwood floors, and white leather banquets and chairs.  The Starbucks, which is operated by the hotel under a “We Proudly Brew” license agreement, has a large seating area that doubles as the lobby seating.  The Starbucks is located at the entrance to the Connecticut Convention Center.  Opposite the Starbucks and also at the entrance to the convention center, is the PSAV (“Presentation Services Audio Visual”) Business Center.  The hotel has approximately 13,399 sq. ft. of dedicated meeting space including an 8,311 sq. ft. ballroom, a 3,024 sq. ft. junior ballroom, and five smaller meeting rooms.  In addition, the hotel has approximately 4,000 sq. ft. of pre-function space.

The Marriott Downtown Hartford Property was built in 2005 at a total cost of approximately $90.4 million. The hotel operates under a franchise agreement that expires on February 8, 2029. The borrower has not conducted any major renovation since the hotel opened but has spent approximately $1.6 million in capital since 2007, or $3,848 per room with approximately 30.0% of this being used to replace guestroom televisions in 2008.  The borrower recently began an approximately $5.6 million, or $13,622 per room, renovation plan.  The renovation, which will include new carpet in guestrooms, vinyl wall-covering soft goods and most public areas (lobby, corridors), is expected to be complete by March 2015.  The renovation will feature more seating capacity in the lobby area and integrate the Crush Bar, as well as the Starbucks into the lobby area to create a more open lobby concept. Approximately 70.0% of the capital expenditures of the improvements will go towards a renovation of the guestrooms and 30.0% toward the lobby and public areas.  The Marriott Downtown Hartford Loan is structured with an approximately $4.9 million upfront reserve for the remaining renovation costs.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Columbus Boulevard Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 Marriott Downtown Hartford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 66.5% 1.44x 12.1%

The Marriott Downtown Hartford Property benefits from a 15-year property tax assessment fixing agreement.  This agreement, which expires in August 2020, calls for assessments on the improvements to be a percentage of the hotel’s total revenues.  The percentage is currently 2.26% and is scheduled to increase to 2.50% in August 2015, 2.75% in August 2016 and 3.00% in August 2017 and will remain at this level for the remainder of the 15-year term.  Personal property taxes are credited against the obligation to make real tax payments.  The agreement may be extended past the 15th year and provides that if the hotel has not been sold, in the 15th year, the City of Hartford and Waterford are to negotiate, in good faith, the terms of a renewal of the agreement.

Environmental Matters.   The Phase I environmental report dated September 30, 2013  recommended no further action at the Marriott Downtown Hartford Property.

The Market.     The Marriott Downtown Hartford Property is located in downtown Hartford, the second largest city and the capital of the state of Connecticut.  The area’s economy is driven by financial and insurance companies, state and local government, healthcare, manufacturing and educational institutions.  Hartford is known as the “Insurance Capital” of the nation as several insurance companies are headquartered in Hartford (Aetna Inc., The Hartford Financial Services Group, Inc., and The Phoenix Companies) or have a major presence in Hartford (Travelers).  United Technologies, which is headquartered in Hartford, is the second largest employer in the state and the 48th largest corporation in the nation, and has a major presence in Hartford through its subsidiary Pratt & Whitney.

The Marriott Downtown Hartford Property is adjacent and connected to the 540,000 sq. ft. (230,000 sq. ft. exhibit space) Connecticut Convention Center and located across the street from Travelers, the Connecticut Science Center and Front Street entertainment area. Some specific businesses and entities in the area also include Phoenix Mutual Life Insurance, and KPMG. Restaurants in the area include Front Street Bistro, Arch Street Tavern, and The Capital Grill. The downtown Hartford area is currently changing with the help of the Capital Regional Development Authority (“CRDA”) and the Connecticut Development Authority (“CDA”), which is providing incentives for residential and commercial developers to build downtown.  The CRDA is the ground lessor, and the CDA owns approximately 3.7% of the Marriott Downtown Hartford Property.  The CDA also provided approximately $426.0 million to construct the Connecticut Convention Center, approximately $139.0 million to construct the Connecticut Science Center and approximately $35.0 million to construct the Front Street Development project. The CRDA has granted $60.0 million for housing with the expectation that 2,000 housing units will be built downtown over the next two years. The first 120 apartment units, as well as 10,000 sq. ft. of retail, are expected to break ground in November 2014 in the Front Street Development that is located across Columbus Boulevard from the Marriott Downtown Hartford Property.  An additional 286 units are to be developed in an empty office building that is three blocks west of the Marriott.  The 33-acre Front Street Development was slow to gain traction, but tenants are now moving in.  The Spotlight Stadium 4 Theater opened in November 2012 and the Capital Grille in September 2013.  Two additional venues, the 600-seat Infinity Hall and Bistro and the 4,700 sq. ft. Ted’s Montana Grill are underway and are expected to open over the next several months.  The University of Connecticut is expected to move into the 250,000 sq. ft. Hartford Times building located just west of Front Street and within three blocks of the Marriott.  The University expects to open this new campus by 2016 with a targeted enrollment of 2,200.

The Marriott Downtown Hartford Property and the neighboring convention center were developed at the same time and represent the first phase of the Adriaen’s Landing Development.  The second phase, which is presently not being pursued, includes plans for a 300-room expansion of the Marriott Downtown Hartford Property, additional convention center space, and additional parking.  Parking for the Marriott Downtown Hartford Property consists of parking spaces that are allocated for the Marriott Downtown Hartford Property’s use in the neighboring convention center parking structure.  The ground (site) lease has a covenant that provides 350 parking spaces for the Marriott Downtown Hartford Property at its current size and for 560 parking spaces if the second phase (an addition of 300 rooms) is completed.

Primary Competitive Set(1)(2)
Property	Rooms	Commercial	Meeting & Group	Leisure	Occupancy	ADR	RevPAR
Marriott Downtown Hartford Property	409	50%	40%	10%	64.8%	$180.18	$116.78
Hilton Hartford	393	55%	30%	15%	63.0%	$145.00	$91.35
Holiday Inn Hartford East	215	50%	20%	30%	39.0%	$99.00	$38.61
Ramada Plaza Hartford Downtown	350	50%	30%	20%	32.0%	$96.00	$30.72
Total / Wtd. Avg.	1,367	52%	33%	16%	51.8%	$144.97	$75.14
(1)	Source: Appraisal
(2)	Estimated 2013 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Columbus Boulevard Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 Marriott Downtown Hartford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 66.5% 1.44x 12.1%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	U/W	U/W per Room
Occupancy	63.7%	62.6%	64.8%	64.8%
ADR	$170.65	$173.89	$180.18	$180.18
RevPAR	$108.65	$108.85	$116.78	$116.78

Room Revenue	$16,219,630	$16,294,182	$17,434,024	$17,434,024	$42,626
F&B Revenue	7,471,632	7,230,081	7,684,116	7,684,116	18,788
Telephone Revenue	54,925	14,744	11,407	11,407	28
Other Revenue	550,985	302,696	254,135	254,135	621
Total Revenue	$24,297,172	$23,841,703	$25,383,682	$25,383,682	$62,063
Operating Expenses	10,023,004	9,779,541	10,200,977	10,200,977	24,941
Undistributed Expenses	8,676,838	8,657,231	8,670,018	8,690,567	21,248
Gross Operating Profit	$5,597,330	$5,404,931	$6,512,687	$6,492,138	$15,873
Total Fixed Charges	690,566	736,720	794,578	1,024,796	2,506
Net Operating Income	$4,906,764	$4,668,211	$5,718,109	$5,467,342	$13,368
FF&E	971,887	953,668	1,015,347	1,015,347	2,483
Net Cash Flow	$3,934,877	$3,714,543	$4,702,762	$4,451,994	$10,885

Property Management.    The Marriott Downtown Hartford Property is managed by WHG ALH Management, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Marriott Downtown Hartford Loan is structured with a hard lockbox and springing cash management. The Marriott Downtown Hartford Loan requires all revenue and credit card receipts payable with respect to the Marriott Downtown Hartford Property be deposited directly into a lockbox account; and with respect to the cash and check receipts at the hotel, the borrower is required to deposit such cash and check receipts into the applicable lockbox.  Following the commencement of a Cash Management Period (as defined below), funds deposited into the clearing account are required to be swept daily by the clearing bank into a lender controlled deposit account, where the funds are required to be disbursed in accordance with the loan agreement. Upon a Cash Management Period, excess cash flow is deposited to a cash collateral account.

A “Cash Management Period” will commence upon: (i) the occurrence of an event of default under the Marriott Downtown Hartford Loan; or (ii) the failure by the borrower, after the end of a calendar quarter, to maintain the DSCR of at least 1.10x, based on the trailing twelve month period immediately preceding the date of determination. A cash management period will end upon the first to occur of (i) the loan and all other obligations under the loan documents have been repaid in full, (ii) there has been a full defeasance of the loan or (iii) for a period of six consecutive months since the commencement of the then existing Cash Management Period (A) no new event of default under the Marriott Downtown Hartford Loan has occurred or is continuing and (B) the achievement of a  DSCR of at least 1.15x for six consecutive months based upon the trailing twelve month period immediately preceding the date of determination.

Initial Reserves.    At closing, the borrower deposited (i) $143,418 into a tax reserve account, (ii) $63,547 into an insurance reserve account and (iii) $4,874,887 into an FF&E reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $47,806, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $15,887, into an insurance reserve account and (iii) $84,612 through and including May 2015 followed by 1/12 of 4% of prior year’s gross revenues into a monthly FF&E reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Columbus Boulevard Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 Marriott Downtown Hartford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 66.5% 1.44x 12.1%

Partial Release.    If the state of Connecticut and/or CRDA require the second phase of development, which is not currently being pursued, to be constructed on a non-improved portion of the Marriott Downtown Hartford Property designated as the release parcel or if an affiliate of the borrower desires to construct the same, release of the release parcel from the lien of the mortgage may be requested, provided, among other things, (i) there is no event of default, (ii) the DSCR for the remaining property is no less than the greater of (a) the DSCR immediately preceding such partial release and (b) 1.44x, (iii) the LTV for the remaining property is no greater than the lesser of (a) the LTV immediately preceding such partial release and (b) 66.5%, (iv) the debt yield for the remaining property is no less than the greater of (a) the debt yield immediately preceding such partial release and (b) 9.9% and (v) following the release, LTV meets REMIC guidelines.

Ground Lease.    The borrower leases the Marriott Downtown Hartford Property’s site for $1.00 per year. The ground lease has a 99-year term and will expire in 2102. The borrower has prepaid the rent under the ground lease for the term of the lease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Columbus Boulevard Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 Marriott Downtown Hartford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 66.5% 1.44x 12.1%

YANKEE EXPRESSWAY
N CHAPEL ST
MAIN ST
US IRS Bldg
Union Station
CHURCH ST
ALLYN ST
Holiday Inn
HIGH ST
Homewood Suites
ASYLUM ST
ANN UCCELLO ST
XL CENTER
Hilton Downtown Hartford
20 Church
280
PRATT ST
TALCOTT ST
Capital Community College
TEMPLE ST
MARKET ST
State House Square
Constitution Plaza
Uniprise
Hartford Steam Boiler Building
Goodwin Square
City Place
PEARL ST
55 On the Park
TRUMBULL ST
LEWIS ST
Bank of America Building
KPMG OFFICE
Bushnell Park
JEWELL ST
Hartford
Marriott Downtown Hartford
200 Columbus Boulevard
Hartford, CT 06103
FOUNDERS BRG
Connecticut River
Phoenix Mutual Life Insurance Building
CONNECTICUT SCIENCE CENTER
TRAVELERS TOWER
GROVE ST
TRAVELERS PLAZA BUILDING
COLUMBUS BLVD
CT State Capitol
ELM ST
TRINITY ST
Bushnell Towers
WADSWORTH ATHENEUM
Pulaski Circle
MAIN ST
Hartford City Hall
CONNECTICUT CONVENTION CENTER
CAPITOL AVE
WHITEHEAD HIGHWAY
Arch Street Tavern
Columbus Park
SOUTH GREEN
Barnaby Park
WYLLYS ST
HARTFORD · REGIONAL
Torrington
Bloomfield
Windsor
Tolland
Vernon
Hartford
Newington
New Britain
Waterbury
Middletown
Meriden
Wallingford
North Haven
Hamden
Essex
Shelton
New Haven
Old Saybrook
FrontStreet DISTRICT
North Garage
COLUMBUS BOULEVARD
Front Street Apartments Completion 2015
Retail
Infinity Hall & Bistro
The Capital Grill
FRONT STREET
Retail
Spotlight Stadium 4 Theater
Infinity Hall and Bistro
PROSPECT STREET
Times Building
University of Connecticut
Proposed Hartford Campus Location
FRONT STREET CROSSING
South Garage
ARCH STREET

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Bethlehem, PA Allentown, PA Center Valley, PA	Collateral Asset Summary – Loan No. 9 PennCap Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,700,000 75.0% 1.40x 10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Bethlehem, PA Allentown, PA Center Valley, PA	Collateral Asset Summary – Loan No. 9 PennCap Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,700,000 75.0% 1.40x 10.7%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Portfolio of 32 properties
Loan Purpose:	Acquisition		Property Type:	Suburban Office and Flex Industrial
Sponsor:	PennCap Acquisitions, LP		Collateral:	Fee Simple
Borrower(1):	Various		Location:	Various
Original Balance(2):	$33,700,000		Year Built / Renovated:	Various / NAP
Cut-off Date Balance(2):	$33,700,000		Total Sq. Ft.:	1,432,661
% by Initial UPB:	3.6%		Property Management:	G&E Real Estate Management Services, Inc.
Interest Rate:	5.7243%		Underwritten NOI:	$13,282,006
Payment Date:	6th of each month		Underwritten NCF:	$12,061,289
First Payment Date:	February 6, 2014		Appraised Value(8):	$165,000,000
Maturity Date:	January 6, 2024		Appraisal Date:	November 2013
Amortization:	Interest only for first 24 months;
	360 months thereafter		Historical NOI
Additional Debt(2)(3):	$90,000,000 Pari Passu Debt;		2013 NOI:	$12,627,159 (December 31, 2013)
	$14,900,000 Mezzanine Loan		2012 NOI:	$11,332,899 (December 31, 2012)
Call Protection:	L(35), D(82), O(3)		2011 NOI(9):	$11,551,068 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place
			Historical Occupancy(9)
Reserves(4)			Current Occupancy(10):	89.8% (January 31, 2014)
	Initial	Monthly	2012 Occupancy:	87.2% (December 31, 2012)
Taxes:	$993,880	$230,698	2011 Occupancy:	87.6% (December 31, 2011)
Insurance:	$173,038	$18,606	2010 Occupancy:	NAV
Replacement:	$0	$29,847	(1)	The borrowers consist of 27 separate single purpose entities which are all limited partnerships.
TI/LC(5):	$590,000	$112,500	(2)	The Original Balance and Cut-off Date Balance of $33.7 million represent the non-controllingNote A-2 of the $123.7 million PennCap Portfolio Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the controlling Note A-1, with an original principal balance of $90.0 million, which was included in the WFRBS 2014-LC14 commercial mortgage trust. For additional information on the pari passu companion loan, see “The Loan” herein.
Required Repairs:	$142,223	NAP
Tenant Specific TI/LC:	$1,598,857	$0
Philips Litigation:	$0	Springing

Financial Information
Mortgage Loan(6)		Total Debt	(3)	For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
Cut-off Date Balance / Sq. Ft.:	$86	$97
Balloon Balance / Sq. Ft.:	$76	$86	(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
Cut-off Date LTV:	75.0%	84.0%	(5)	The required monthly deposits into the TI/LC reserve will be $112,500 on each payment date prior to February 6, 2016 and $62,500 thereafter.
Balloon LTV:	66.0%	74.8%
Underwritten NOI DSCR(7):	1.54x	1.27x	(6)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate PennCap Portfolio Loan Combination.
Underwritten NCF DSCR(7):	1.40x	1.15x
Underwritten NOI Debt Yield:	10.7%	9.6%	(7)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.85x and 1.68x, respectively, for themortgage loan and 1.48x and 1.34x, respectively, for the total debt.
Underwritten NCF Debt Yield:	9.8%	8.7%
Underwritten NOI Debt Yield at Balloon:	12.2%	10.8%
Underwritten NCF Debt Yield at Balloon:	11.1%	9.8%	(8)	The Appraised Value is based on a portfolio valuation and incorporates a capitalization rate reduction of 0.50% applied by the appraiser to account for the portfolio nature of the collateral.The combined stand-alone appraised value of all of the PennCap Portfolio Properties is $155,775,000 which equates to a Cut-off Date LTV Ratio of 79.4%.

			(9)	2011 NOI and Historical Occupancy do not include the 1480 Valley Center Parkway property, which was purchased in August 2012.

			(10)	Current Occupancy includes seven properties that are 100.0% leased by a single tenant as of March 6, 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Bethlehem, PA Allentown, PA Center Valley, PA	Collateral Asset Summary – Loan No. 9 PennCap Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,700,000 75.0% 1.40x 10.7%

Property Summary
Property Name	Property Type	Location (PA)	Sq. Ft.	Year Built	Allocated Loan Amount	Appraised Value(1)	Occupancy(2)
3701 Corporate Parkway	Suburban Office	Center Valley	75,000	2006	$3,263,751	$15,100,000	93.3%
3773 Corporate Parkway	Suburban Office	Center Valley	71,000	2001	$2,969,523	$13,725,000	100.0%
1605 Valley Center Parkway	Suburban Office	Bethlehem	95,000	2002	$2,359,272	$10,900,000	84.0%
1525 Valley Center Parkway	Suburban Office	Bethlehem	75,000	1999	$2,201,261	$10,175,000	91.9%
1560 Valley Center Parkway	Suburban Office	Bethlehem	51,400	1989	$1,844,373	$8,525,000	100.0%
1550 Valley Center Parkway	Suburban Office	Bethlehem	43,400	1989	$1,591,011	$7,350,000	100.0%
1455 Valley Center Parkway	Suburban Office	Bethlehem	54,118	1996	$1,580,113	$7,300,000	88.0%
1480 Valley Center Parkway	Suburban Office	Bethlehem	51,793	1991	$1,449,345	$6,700,000	100.0%
1510 Valley Center Parkway	Suburban Office	Bethlehem	48,208	1989	$1,291,334	$5,975,000	83.5%
1495 Valley Center Parkway	Suburban Office	Bethlehem	43,770	1991	$1,152,393	$5,325,000	87.0%
1640 Valley Center Parkway	Suburban Office	Bethlehem	30,850	1997	$1,087,009	$5,025,000	100.0%
57 South Commerce Way	Flex Industrial	Bethlehem	76,400	1988	$1,027,074	$4,750,000	82.7%
1650 Valley Center Parkway	Suburban Office	Bethlehem	29,240	1997	$939,895	$4,350,000	100.0%
89 South Commerce Way	Flex Industrial	Bethlehem	43,200	1997	$923,549	$4,275,000	77.8%
1660 Valley Center Parkway	Suburban Office	Bethlehem	27,508	1997	$779,159	$3,600,000	81.0%
1530 Valley Center Parkway	Suburban Office	Bethlehem	46,400	1989	$746,467	$3,450,000	100.0%
85 South Commerce Way	Flex Industrial	Bethlehem	21,119	1990	$653,840	$3,025,000	100.0%
2196 Avenue C	Flex Industrial	Bethlehem	31,140	1980	$626,597	$2,900,000	100.0%
2202 Hangar Place	Flex Industrial	Allentown	66,495	1982	$626,597	$2,900,000	100.0%
754 Roble Road	Flex Industrial	Allentown	46,800	1987	$593,905	$2,750,000	100.0%
83 South Commerce Way	Flex Industrial	Bethlehem	19,252	1990	$583,007	$2,700,000	81.1%
87 South Commerce Way	Flex Industrial	Bethlehem	22,653	1990	$572,110	$2,650,000	60.0%
974 Marcon Boulevard	Flex Industrial	Allentown	39,200	1987	$542,142	$2,500,000	35.8%
2201 Hangar Place	Flex Industrial	Allentown	52,300	1982	$536,694	$2,475,000	100.0%
7355 William Avenue	Flex Industrial	Allentown	43,425	1988	$536,694	$2,475,000	88.9%
944 Marcon Boulevard	Flex Industrial	Allentown	38,400	1985	$531,245	$2,450,000	83.3%
954 Marcon Boulevard	Flex Industrial	Allentown	30,140	1982	$504,002	$2,325,000	100.0%
7277 William Avenue	Flex Industrial	Allentown	41,040	1989	$498,553	$2,300,000	70.8%
2041 Avenue C	Flex Industrial	Bethlehem	30,400	1987	$465,861	$2,150,000	100.0%
964 Marcon Boulevard	Flex Industrial	Allentown	39,200	1986	$411,374	$1,900,000	71.4%
7562 Penn Drive	Flex Industrial	Allentown	26,950	1989	$411,374	$1,900,000	100.0%
764 Roble Road	Flex Industrial	Allentown	21,860	1986	$400,477	$1,850,000	100.0%
Total / Wtd. Avg.			1,432,661		$33,700,000	$165,000,000	89.8%
(1)
The total Appraised Value of $165,000,000 is based on a portfolio valuation and incorporates a capitalization rate reduction of 0.50% applied by the appraiser to account for the portfolio nature of the collateral. The combined stand-alone appraised value of all of the PennCap Portfolio Properties is $155,775,000 which equates to a Cut-off Date LTV Ratio of 79.4%.

(2)	Based on rent rolls dated January 31, 2014. Seven of the PennCap Portfolio Properties are occupied by a single tenant and have 100.0% occupancy as of March 6, 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Bethlehem, PA Allentown, PA Center Valley, PA	Collateral Asset Summary – Loan No. 9 PennCap Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,700,000 75.0% 1.40x 10.7%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	Annual U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration
Lehigh Valley Academy	NR/NR/NR	141,409	9.9%	$15.94	15.7%	Various(3)
Aesculap, Inc.	NR/NR/NR	55,700	3.9%	$17.75	6.9%	8/31/2022(4)
Flowserve US Inc.	BBB/Baa2/BBB-	51,793	3.6%	$12.34	4.5%	12/31/2022(5)
Telerx Marketing Inc.	A+/A2/AA	50,960	3.6%	$7.21	2.6%	8/31/2019(6)(7)
The Wasserstrom Company	NR/NR/NR	66,495	4.6%	$4.45	2.1%	6/30/2014
Total Major Tenants		366,357	25.6%	$12.41	31.7%
Remaining Tenants		919,595	64.2%	$10.65	68.3%
Total Occupied Collateral		1,285,952	89.8%	$11.17	100.0%
Vacant		146,709	10.2%
Total		1,432,661	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	U/W Base Rent PSF includes contractual rent steps through November 1, 2014.
(3)	Lehigh Valley Academy has two lease expirations. The 6,749 sq. ft. expires August 31, 2018 and 134,660 sq. ft. expires August 31, 2023.
(4)	Aesculap, Inc. has the right to terminate its lease on August 31, 2020 with fifteen months’ notice and the payment of a termination fee equal to unamortized leasing costs.
(5)
Flowserve US Inc. has the right to reduce its space by up to 21,000 sq. ft. after the expiration of the 84th full calendar month of the term (January 1, 2020) with nine months’ notice and the payment of a termination fee equal to unamortized leasing costs.

(6)	Telerx Marketing Inc. is not currently occupying the 944 Marcon Boulevard property (20,820 sq. ft.) although it continues to pay rent.
(7)	Telerx Marketing Inc. has the right to terminate its lease at any time after August 31, 2016 with nine months’ prior written notice and payment of an amount equal to unamortized leasing costs.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	12,005	0.8%	12,005	0.8%	$13.75	1.1%	1.1%
2014	15	159,735	11.1%	171,740	12.0%	$7.93	8.8%	10.0%
2015	25	141,826	9.9%	313,566	21.9%	$9.40	9.3%	19.3%
2016	20	208,376	14.5%	521,942	36.4%	$10.20	14.8%	34.1%
2017	22	167,096	11.7%	689,038	48.1%	$11.18	13.0%	47.1%
2018	24	149,557	10.4%	838,595	58.5%	$10.43	10.9%	57.9%
2019	12	117,405	8.2%	956,000	66.7%	$11.00	9.0%	66.9%
2020	2	49,970	3.5%	1,005,970	70.2%	$7.68	2.7%	69.6%
2021	2	10,095	0.7%	1,016,065	70.9%	$13.64	1.0%	70.6%
2022	4	135,227	9.4%	1,151,292	80.4%	$15.45	14.6%	85.1%
2023	14	134,660	9.4%	1,285,952	89.8%	$15.87	14.9%	100.0%
2024	0	0	0.0%	1,285,952	89.8%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	1,285,952	89.8%	$0.00	0.0%	100.0%
Vacant	NAP	146,709	10.2%	1,432,661	100.0%	NAP	NAP
Total / Wtd. Avg.	142	1,432,661	100.0%			$11.17	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The PennCap Portfolio loan (the “PennCap Portfolio Loan”) consists of the non-controlling Note A-2 in the original principal amount of $33.7 million of a fixed rate loan in the aggregate principal amount of $123.7 million (the “PennCap Portfolio Loan Combination”). The PennCap Portfolio Loan Combination is secured by the borrowers’ fee simple interest in 14 suburban class A and B office properties and 18 industrial flex properties (together, the “PennCap Portfolio Properties”), located within five business parks containing 1,432,661 sq. ft. in the aggregate located in the Bethlehem, Allentown and Center Valley, Pennsylvania area (the “Lehigh Valley”).  The business parks include the Lehigh Valley Corporate Center, the Stabler Corporate Center, Lehigh Valley Industrial Parks I

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Bethlehem, PA Allentown, PA Center Valley, PA	Collateral Asset Summary – Loan No. 9 PennCap Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,700,000 75.0% 1.40x 10.7%

and III, South Commerce Way and William Penn Corporate Center. The $123.7 million PennCap Portfolio Loan Combination is evidenced by two pari passu notes. Only the non-controlling Note A-2, with an original principal balance of $33.7 million, will be included in the COMM 2014-LC15 commercial mortgage trust. The controlling Note A-1, with an original principal balance of $90.0 million, was included in the WFRBS 2014-LC14 commercial mortgage trust. The PennCap Portfolio Loan Combination has a 10-year term and amortizes on a 30-year schedule, after an initial two-year interest only period.

The PennCap Portfolio Loan accrues interest at a fixed rate equal to 5.7243% and has a cut-off date balance of $33.7 million. The proceeds of the PennCap Portfolio Loan Combination, along with approximately $33.6 million equity contribution and $14.9 million mezzanine loan funded concurrently, were used to acquire the partnership interests of a partner for approximately $166.8 million, fund upfront reserves of approximately $2.6 million, and pay closing costs of approximately $2.7 million. Based on the appraised value of $165.0 million as of November 2013, the cut-off date LTV ratio of the PennCap Portfolio Loan Combination is 75.0%.  Most of the properties were previously securitized in the GSMS 2011-GC5, JPMCC 2011-C5 and MSC 2011-C2 commercial mortgage trusts.

The relationship between the holders of Note A-1 and Note A-2 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool—Loan Combinations—The PennCap Portfolio Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$90,000,000	$90,000,000	WFRBS 2014-LC14	Yes
Note A-2	$33,700,000	$33,700,000	COMM 2014-LC15	No
Total	$123,700,000	$123,700,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$123,700,000	71.8%	Purchase Price(1)	$166,832,003	96.9%
Mezzanine Loan	$14,900,000	8.7%	Reserves(2)	2,631,019	1.5%
Sponsor Equity(1)	$33,581,319	19.5%	Closing Costs	2,718,296	1.6%
Total Sources	$172,181,319	100.0%	Total Uses	$172,181,319	100.0%
(1)
The sponsor equity includes $3,000,000 of participation profits rolled over by Aslar Associates, LLC from a profit participation agreement in the PennCap Portfolio Properties with the seller.  Sponsor equity additionally includes $4,500,000 of equity which was funded via an unsecured loan provided by a seller-related entity, CPI OPI REIT, Inc., to PennCap Acquisitions, LP, a limited partner in the mezzanine loan borrower.

(2)
After closing of the loan a special waterfall funded $927,841 into the cash management account.  Of this amount, $590,000 was applied to an ongoing TI/LC Rollover Reserve, $276,978 was applied to an ongoing rollover reserve and $60,863 was held until the next payment date.

The Borrower / Sponsor.    The borrowers consist of 27 single purpose Delaware limited partnerships, with two independent directors in its organizational structure.  The sponsor of the borrowers is PennCap Acquisitions, LP (“PennCap Properties”).  The nonrecourse carve out guarantors are Lisa Pektor, Louis Pektor and Aslar Associates, LLC.

Louis Pektor and Lisa Pektor are the principals of PennCap Properties.  PennCap Properties was originally a venture between Louis and Lisa Pektor and The Blackstone Group and was formed in May 2011 to own and operate the PennCap Portfolio Properties. At closing, Louis and Lisa Pektor acquired all of The Blackstone Group’s interests in the PennCap Portfolio Properties.  The Pektor family has been in the business of development and management for approximately 25 years, investing exclusively in the Lehigh Valley area of Pennsylvania. The acquisition of the PennCap Portfolio Properties has resulted in litigation. See “Risk Factors – Risks Related to the Mortgage Loans – Risks Related to Litigation and Condemnation” in the Free Writing Prospectus.

The Property.    The PennCap Portfolio Properties are comprised of the fee simple interests in 14 suburban Class A and B office properties and 18 industrial flex properties, totaling 1,432,661 sq. ft. and located within five business parks in Bethlehem, Allentown and Center Valley, Pennsylvania.  The parks include the Lehigh Valley Corporate Center, the Stabler Corporate Center, Lehigh Valley Industrial Parks I and III, South Commerce Way, and William Penn Corporate Center. As of January 31, 2014, the PennCap Portfolio Properties were 89.8% leased by approximately 118 tenants.

The PennCap Portfolio Properties are Class A and B office buildings, built between 1989 and 2006, as well as single-story industrial flex buildings, built between 1980 and 1997.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Bethlehem, PA Allentown, PA Center Valley, PA	Collateral Asset Summary – Loan No. 9 PennCap Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,700,000 75.0% 1.40x 10.7%

Lehigh Valley Corporate Center (50.5% of PennCap Portfolio Loan Combination Cut-off Date Principal Balance).
Twelve of the PennCap Portfolio Properties containing a total of 596,687 sq. ft. are located within the Lehigh Valley Corporate Center. Those properties are collectively 92.2% occupied by 44 office tenants.  The largest tenant is Lehigh Valley Academy which occupies 134,660 sq. ft. through August 31, 2023 and 6,749 sq. ft. through August 31, 2018.  The Lehigh Valley Corporate Center is located in Hanover Township, Pennsylvania. Additionally, Hanover Township is an employment center for Lehigh Valley.  The Lehigh Valley Corporate Center is within minutes of Routes 22, 33 and 378, and the Lehigh Valley International Airport. Business park amenities include over two miles of walking/jogging trails, a hotel, a restaurant and retail store within the center as well as attractive professional landscaping with ponds, fountains and sculptures.

Stabler Corporate Center (18.5% of PennCap Portfolio Loan Combination Cut-off Date Principal Balance).
Two of the PennCap Portfolio Properties containing a total of 146,000 sq. ft. are located within the Stabler Corporate Center area, a planned mixed-use development. Those properties are collectively 96.6% occupied by 15 office tenants.  The largest tenant is Aesculap, Inc. which occupies 55,700 sq. ft. through August 31, 2022. The subject neighborhood includes several single- and multi-tenanted office buildings, the campus of Penn State Lehigh Valley and a number of industrial uses.

Lehigh Valley Industrial Parks I and III (15.5% of PennCap Portfolio Loan Combination Cut-off Date Principal Balance).
Ten of the PennCap Portfolio Properties containing a total of 395,935 sq. ft. are located within the Lehigh Valley Industrial Parks I & III. Those properties are collectively 89.2% occupied by 27 industrial tenants.  The largest tenant is The Wasserstrom Company  which occupies 66,495 sq. ft. through June 30, 2014. The surrounding neighborhood is a mixed-use development including residential, commercial and industrial uses. Lehigh Valley Industrial Parks I & III are situated near Route 22 and consist of a variety of warehouse, flex and office uses. The Lehigh Valley International Airport is located approximately 1.2 miles northeast of the properties.

South Commerce Way (11.2% of PennCap Portfolio Loan Combination Cut-off Date Principal Balance).
Five of the PennCap Portfolio Properties containing a total of 182,624 sq. ft. are located on South Commerce Way in Hanover Township, Pennsylvania. Those properties are collectively 80.6% occupied by 19 industrial tenants. The largest tenant is Communications Data Services, Inc. which occupies 25,090 sq. ft. through November 30, 2015. Hanover Township is a bedroom community outside the City of Bethlehem, Pennsylvania. Retail and commercial land uses are found along the major arterial roadways that serve this community. Additionally, Hanover Township is an employment center for Lehigh Valley. The area immediately surrounding and directly influencing the subject properties are dominated by business-campus land uses. These campuses include multi-story, multi-tenanted office buildings similar to the PennCap Portfolio Properties as well as single-story, light industrial developments.

William Penn Corporate Center (4.3% of PennCap Portfolio Loan Combination Cut-off Date Principal Balance).
Three of the PennCap Portfolio Properties containing a total of 111,415 sq. ft. are located within the William Penn Corporate Center in Upper Macungie Township, Pennsylvania. Those properties are collectively 84.9% occupied by 13 industrial tenants.  The largest tenant is TECO-Westinghouse Motor which occupies 24,340 sq. ft. through September 30, 2016. Upper Macungie Township includes a mix of residential, commercial and light industrial land uses. Residential uses consist of a broad mix of single and multi-family dwellings. The predominant land use in the township is light industrial. The area immediately surrounding the William Penn Corporate Center consists primarily of light industrial facilities and several hotel properties.

Environmental Matters.    The Phase I environmental reports dated from December 2, 2013 to December 5, 2013 recommended no further action at the PennCap Portfolio Properties.

Major Tenants.

Lehigh Valley Academy (141,409 sq. ft., 9.9% of NRA, 15.7% of U/W Base Rent). Lehigh Valley Academy (“LVA”) was founded in 2002 and is a non-profit K-12 public charter school presently serving 1,350 students. As a charter school, LVA is funded by public dollars and represents an alternative choice for parents/guardians to education available in public school districts. According to US News and World Report, LVA is ranked second in the state of Pennsylvania, 37th in the nation for charter schools and 157th in the nation for all schools.

LVA is funded by tax dollars and state initiatives. LVA receives 80% of the funds designated for a child’s education as determined by the child’s school district of residence. The district of residence keeps 20% to cover transportation and administrative costs.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Bethlehem, PA Allentown, PA Center Valley, PA	Collateral Asset Summary – Loan No. 9 PennCap Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,700,000 75.0% 1.40x 10.7%

Aesculap Inc. (55,700 sq. ft., 3.9% of NRA, 6.9% of U/W Base Rent). Aesculap, Inc., (“AI”) is the US based subsidiary of Aesculap AG, a leading global supplier of surgical instruments. Aesculap AG is a subsidiary of German medical device manufacturer B. Braun Melsungen AG (“B. Braun”). The company’s products include handheld surgical instruments, implants, and sutures used in neurosurgery, as well as in cardiac, orthopedic, laparoscopic, reconstructive, thoracic, and gynecological surgical procedures. AI also makes electrosurgical devices and power systems, and it offers consulting, training, maintenance, and supply chain management services. The US division of Aesculap AG was established in 1977 in Center Valley, Pennsylvania.

Flowserve US Inc. (51,793 sq. ft., 3.6% of NRA, 4.5% of U/W Base Rent). The Flowserve Corporation (“Flowserve”) is an American multinational corporation and one of the largest suppliers of industrial and environmental machinery such as pumps, valves, end face mechanical seals, automation, and services to the power, oil, and gas, chemical and other industries. Headquartered in Irving, Texas, Flowserve has over 15,000 employees in 51 countries.

The Market.    According to the appraisal, the PennCap Portfolio Properties are located within the Lehigh Valley area of Pennsylvania within the Allentown/Bethlehem/Easton metropolitan area. Lehigh Valley includes the cities of Allentown, Bethlehem and Easton, which serve as the commercial cores of this region.

According to the United States Census, the 2012 population in Lehigh and Northampton Counties was 355,245 and 299,267, while the median household income was $54,645 and $59,551, respectively.  The median household income is above the state average of $52,267.  The following presents certain information relating to the business parks within which the PennCap Portfolio Properties are located:

The Lehigh Valley Industrial Market is comprised of two areas that are commonly referred to as the Airport/Route 33 area and the Route 100 area. The Airport/Route 33 area surrounds Lehigh Valley International Airport and consists primarily of Lehigh Valley Industrial Parks I through VII. These parks encompass over 3,000 acres and are occupied by over 300 firms. The Route 100 area is located near the interchange of Route 100 with Interstate 78, several miles west of Allentown. Route 100 also offers a diverse mix of uses, with much of the recent development in this area being major warehouse/distribution facilities.

According to a third party market research report, there was approximately 19.7 million sq. ft. of industrial space in buildings between 10,000 sq. ft. and 100,000 sq. ft. throughout Lehigh Valley as of the end of the third quarter of 2013. The vacancy rate for the period was reported at 10.2% and 388,367 sq. ft. was absorbed year to date. The average asking rent was $4.23 PSF. Within the Lehigh Valley flex market, as of the third quarter of 2013, the current rental rate was $8.86 PSF NNN with a vacancy rate of 9.9%.

According to a third party market research report, as of the third quarter 2013, there was approximately 8.6 million sq. ft. of office space throughout Lehigh Valley. The vacancy rate for the period was reported at 16.9% and 43,642 sq. ft. has been absorbed year to date. The average asking rent for the region was $18.68 PSF (full service gross).

As of the third quarter 2013, the Lehigh Valley East submarket reported approximately 2.6 million sq. ft. (which constitutes approximately 30.0% of the Lehigh Valley Market inventory) with an overall vacancy rate of 17.5% and a class B vacancy rate of 22.8%. The submarket rental rate was in-line with the overall market rate of $18.69 PSF (full service gross).

Competitive Set – Office Properties(1)
Name	3101 Emrick Boulevard	881 Marcon Boulevard	1685 Valley Center Parkway	2202 North Irving Street	7535 Windsor Drive	968 Postal Road
Property Type	Office	Office	Office	Office	Office	Office
Year Built	2005	1989	1996	1987	1985	1987
Total Occupancy	97%	75.3%	100%	100%	97.6%	100%
Size (Sq. Ft.)	100,800 SF	32,644 SF	27,200 SF	27,750 SF	136,419 SF	22,000 SF
(1)	Source: Appraisals and third party sources

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Bethlehem, PA Allentown, PA Center Valley, PA	Collateral Asset Summary – Loan No. 9 PennCap Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,700,000 75.0% 1.40x 10.7%

Competitive Set – Flex/Industrial Properties(1)
Name	7584 Morris Court	7035 Schantz Road	6575 Snowdrift Road	894 Marcon Boulevard	7462 Penn Drive	90 Southland Drive
Property Type	Flex/Indu	Flex/Indu	Flex	Flex	Flex	Flex
Year Built	1990	2005	1989	1986	1988	1990
Total Occupancy	100%	100%	100%	100%	100%	100%
Size (Sq. Ft.)	53,907 SF	41,287 SF	47,091 SF	28,800 SF	13,050 SF	97,916 SF
(1)	Source: Appraisals and third party sources.

Cash Flow Analysis.

Cash Flow Analysis
	2011(1)	2012	2013	U/W	U/W PSF
Base Rent(2)	$12,419,483	$12,760,626	$13,551,971	$14,359,036	$10.02
Value of Vacant Space	0	0	0	1,511,335	1.05
Gross Potential Rent	$12,419,483	$12,760,626	$13,551,971	$15,870,371	$11.08
Total Recoveries	6,201,134	5,900,727	7,316,014	8,457,269	5.90
Total Other Income	89,237	(6,384)	435,263	42,528	0.03
Less: Vacancy(3)	0	0	0	(2,432,764)	(1.70)
Effective Gross Income(4)	$18,709,853	$18,654,969	$21,303,248	$21,937,404	$15.31
Total Operating Expenses	7,158,785	7,322,070	8,676,089	8,655,401	6.04
Net Operating Income	$11,551,068	$11,332,899	$12,627,159	$13,282,003	$9.27
TI/LC	0	0	0	790,916	0.55
Capital Expenditures	0	0	0	429,798	0.30
Net Cash Flow	$11,551,068	$11,332,899	$12,627,159	$12,061,289	$8.42

(1)
A majority of the PennCap Portfolio Properties were acquired by the prior owners in May 2011 except for the 1480 Valley Center Parkway property, which was acquired in August 2012. The 2011 historicals are based upon the May to December annualized 2011 NOI for the partial year under the prior ownership.

(2)	U/W Base Rent includes contractual rent steps of $241,936 through November 1, 2014.
(3)	U/W vacancy represents 10.0% of gross income. The PennCap Portfolio Properties were 89.8% physically occupied as of January 31, 2014.
(4)
Primary factors for increases from 2013 Effective Gross Income to U/W Effective Gross Income include $300,000 for leaseup of the 1480 Valley Center Parkway property, $150,000 for leaseup of the 1660 Valley Center Parkway property, $400,000 for leaseup of the 1650 Valley Center Parkway property, and $200,000 for leaseup of the 3701 Corporate Parkway property.

Property Management.    The PennCap Portfolio Properties are managed by G&E Real Estate Management Services, Inc., with ALT Realty, LLC providing leasing, marketing and construction management services.

Lockbox / Cash Management.    The PennCap Portfolio Loan Combination requires a hard lockbox account, which is already in place, with the borrowers directing tenants to pay their rents directly to such lockbox account.  The loan documents also require that all cash revenues and all other monies received by the borrowers or the property manager relating to the PennCap Portfolio Properties be deposited into the lockbox account within one business day of receipt.  Funds are then swept on a daily basis into a cash management account controlled by the holder of the Note A-1 and applied in accordance with the cash management agreement. Prior to the occurrence of a PennCap Portfolio Cash Trap Event Period (as defined below), all excess funds on deposit in the cash management account are disbursed to the borrowers’ operating account after payment of debt service on the mezzanine loan on a monthly basis.

Upon the occurrence of a PennCap Portfolio Cash Trap Event Period all excess funds on deposit in the lockbox account will be swept on a monthly basis into a lender controlled account.  Upon the occurrence of an event of default, the holder of the Note A-1 has the right to apply sums in the cash management account in the manner and order it determines.

A “PennCap Portfolio Cash Trap Event Period” will commence upon the earliest of the following events: (i) the amortizing first mortgage net cash flow debt service coverage ratio falls below 1.25x, (ii) if any tenant occupying 20% or more of the square footage of the PennCap Portfolio Properties or if any tenant constituting 20% or more of the total annual rents of the PennCap Portfolio Properties goes dark, becomes insolvent, or files for bankruptcy or (iii) in the case of a Philips Litigation Event (as defined below), if the borrowers do not deposit the amount owed within five business days of such event.  A PennCap Portfolio Cash Trap Event Period will expire in the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Bethlehem, PA Allentown, PA Center Valley, PA	Collateral Asset Summary – Loan No. 9 PennCap Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,700,000 75.0% 1.40x 10.7%

case of a Philips Litigation Event, upon the amount owed by the borrowers being paid in full or have deposited an amount equal to the Phillips Litigation Maximum Liability (as defined in the PennCap Portfolio Loan documents) in the applicable reserve account.

A “Philips Litigation Event” refers to a court finding in favor of Philips International, with respect to certain ongoing litigation against the borrowers.  The maximum exposure to the borrowers is believed to be $572,648. See “Risk Factors – Risks Related to the Mortgage Loans – Risks Related to Litigation and Condemnation” in the Free Writing Prospectus.

Initial Reserves.    At closing, the borrowers deposited (i) $993,880 into a tax reserve account, (ii) $173,038 into an insurance reserve account, (iii) $590,000 into a TI/LC reserve account, (iv) $1,598,857 into a tenant specific TI/LC reserve account for outstanding tenant improvement and leasing obligations and (v) $142,223 into a deferred maintenance account.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $230,698, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $18,606, into an insurance reserve account, (iii) $29,847 into a capital expenditure account and (iv) $112,500 into a TI/LC reserve account, which decreases to $62,500 after the last payment date prior to February 6, 2016 and is capped at $3,000,000 with a floor of $2,400,000.

Current Mezzanine or Subordinate Indebtedness.    Ladder Capital Finance LLC has made a $14,900,000 mezzanine loan (the “PennCap Portfolio Mezzanine Loan”) to PennCap Properties Portfolio, LP, a Delaware limited partnership (the “PennCap Portfolio Mezzanine Borrower”), which is secured by a pledge by the PennCap Portfolio Mezzanine Borrower of its limited partnership interests in the PennCap Portfolio Loan Combination borrowers and limited liability company interests in general partners of the PennCap Portfolio Loan Combination borrowers.  The PennCap Portfolio Mezzanine Loan requires monthly interest only payments for the first 24 months and thereafter monthly payments of $153,263, which is based on an interest rate of 12.00% per annum and principal based on a 30-year amortization schedule. The PennCap Portfolio Mezzanine Loan matures on January 6, 2024. The rights of the PennCap Portfolio Mezzanine Loan lender are further described under “Description of the Mortgage Pool – Certain Terms and Conditions of the Mortgage Loans – Other Financing” in the Free Writing Prospectus.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    With limited exception, the PennCap Portfolio Loan Combination does not permit partial releases of real estate collateral during the term of the PennCap Portfolio Loan Combination. However, with respect to the 1530 Valley Center Parkway property, $3,288,000 of the PennCap Portfolio Loan Combination may be prepaid (allocable between the Note A-1 and Note A-2), and the 1530 Valley Center Parkway property may be released, solely in connection with the tenant at the 1530 Valley Center Parkway property electing to exercise its purchase option for such site, which it may do between December 1, 2015 and March 31, 2016 provided tenant has provided notice on or before June 1, 2015.  Conditions to the prepayment and release include confirmation of continued compliance with the laws of any adjacent PennCap Portfolio Properties, prepayment of the mezzanine debt and payment of a prepayment fee of $164,400.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Bethlehem, PA Allentown, PA Center Valley, PA	Collateral Asset Summary – Loan No. 9 PennCap Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,700,000 75.0% 1.40x 10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 West 22nd Street New York, NY 10011	Collateral Asset Summary – Loan No. 10 GEM Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,300,000 65.5% 1.52x 10.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 West 22nd Street New York, NY 10011	Collateral Asset Summary – Loan No. 10 GEM Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,300,000 65.5% 1.52x 10.3%

Mortgage Loan Information					Property Information
Loan Seller:	LCF				Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance				Property Type(4):	Limited Service Hospitality
Sponsor:	Todd Cohen; Terrence Lowenberg				Collateral:	Fee Simple
Borrower:	300 West 22 Realty LLC				Location:	New York, NY
Original Balance:	$29,300,000				Year Built / Renovated:	1912 / 2008
Cut-off Date Balance:	$29,300,000				Total Rooms(4):	81
% by Initial UPB:	3.2%				Property Management:	Gemini Property Management LLC
Interest Rate:	4.7330%				Underwritten NOI:	$3,014,624
Payment Date:	6th of each month				Underwritten NCF:	$2,781,805
First Payment Date:	April 6, 2014				“As-is” Appraised Value:	$44,700,000
Maturity Date:	March 6, 2019				“As-is” Appraisal Date:	January 31, 2014
Amortization:	360 months				“As Stabilized” Appraised Value(5):	$47,600,000
Additional Debt(1):	$3,700,000 Mezzanine Loan				“As Stabilized” Appraisal Date(5):	March 1, 2016
Call Protection:	L(23), YM1(33), O(4)
Lockbox / Cash Management:	Hard / In Place				Historical NOI
					2013 NOI:	$3,126,898 (December 31, 2013)
Reserves(2)					2012 NOI:	$3,027,976 (December 31, 2012)
	Initial	Monthly			2011 NOI:	$2,493,252 (December 31, 2011)
Taxes:	$142,154	$35,539			2010 NOI:	$1,915,976 (December 31, 2010)
Insurance:	$20,571	$6,857
		1/12 of 4.0% of prior year’s			Historical Occupancy
FF&E:	$0	gross income			Current Occupancy:	94.6% (December 31, 2013)
Seasonality:	$0	Variable			2012 Occupancy:	90.5% (December 31, 2012)
					2011 Occupancy:	87.6% (December 31, 2011)
Financial Information					2010 Occupancy:	84.2% (December 31, 2010)
	Mortgage Loan		Total Debt	(3)
(1)   See “Current Mezzanine or Subordinate Indebtedness” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Total Debt includes the GEM Hotel Loan and the mezzanine loan described under “Current Mezzanine or Subordinate Indebtedness” herein.
(4)   The GEM Hotel Property also includes 3,814 sq. ft. of ground-floor retail space.
(5)   The “As Stabilized” Cut-off Date LTV for the mortgage loan is 61.6% based on achieving a stabilized RevPAR of $221.02.

Cut-off Date Balance / Room:		$361,728	$407,407
Balloon Balance / Room:		$332,252	$377,931
Cut-off Date LTV:		65.5%	73.8%
Balloon LTV:		60.2%	68.5%
Underwritten NOI DSCR:		1.65x	1.37x
Underwritten NCF DSCR:		1.52x	1.26x
Underwritten NOI Debt Yield:		10.3%	9.1%
Underwritten NCF Debt Yield:		9.5%	8.4%
Underwritten NOI Debt Yield at Balloon:		11.2%	9.8%
Underwritten NCF Debt Yield at Balloon:		10.3%	9.1%

Historical Occupancy, ADR, RevPAR(1)
	GEM Hotel Property(2)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2010	83.5%	$179.79	$150.15	84.3%	$188.48	$158.88	99.1%	95.4%	94.5%
2011	86.7%	$199.60	$173.04	85.2%	$207.46	$176.72	101.8%	96.2%	97.9%
2012	89.6%	$207.72	$186.15	87.7%	$223.21	$195.78	102.2%	93.1%	95.1%
2013	94.8%	$206.13	$195.33	86.9%	$229.59	$199.50	109.1%	89.8%	97.9%
(1)	Source: Hospitality research report.
(2)
The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the GEM Hotel Property are attributable to variances in reporting methodologies and/or timing differences.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 West 22nd Street New York, NY 10011	Collateral Asset Summary – Loan No. 10 GEM Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,300,000 65.5% 1.52x 10.3%

The Loan.    The GEM Hotel loan (the “GEM Hotel Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 81-room limited service hotel located at 300 West 22nd Street in New York, New York (the “GEM Hotel Property”) with an original principal balance of $29.3 million. The GEM Hotel Loan has a five-year term and amortizes on a 30-year schedule. The GEM Hotel Loan accrues interest at a fixed rate equal to 4.7330% and has a cut-off date balance of $29.3 million. Loan proceeds, along with mezzanine debt of $3.7 million, were used to retire existing debt of approximately $26.4 million, pay closing costs of approximately $1.2 million and fund reserves of approximately $0.2 million, thereby giving the sponsors a return of equity of approximately $5.2 million. Based on the “As-is” appraised value of $44.7 million as of January 31, 2014, the cut-off date LTV ratio is 65.5% and the remaining implied equity is $11.7 million. Based on the “As Stabilized” appraised value of $47.6 million as of March 1, 2016, the “As Stabilized” LTV ratio is 61.6%. The most recent prior financing of the GEM Hotel Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$29,300,000	88.8%	Loan Payoff	$26,432,676	80.1%
Mezzanine Loan	$3,700,000	11.2%	Reserves	$162,725	0.5%
			Closing Costs	$1,243,562	3.8%
			Return of Equity	$5,161,037	15.6%
Total Sources	$33,000,000	100.0%	Total Uses	$33,000,000	100.0%

The Borrower / Sponsor.    The borrower, 300 West 22 Realty LLC, is a single purpose Delaware limited liability company, with one independent director in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are Todd Cohen and Terrence Lowenberg. Todd Cohen and Terrence Lowenberg founded Icon Realty Management (“Icon”) in 2003.  Icon is an investment and management company located in New York City. Icon has acquired approximately $600 million of real estate in office, mixed use, multifamily and hospitality properties. Icon’s investment portfolio is comprised of 79 assets containing 757,407 sq. ft. Icon purchased the GEM Hotel Property in 2007 and gut-renovated it with the hotel opening in 2008.

The Property.    The GEM Hotel Property consists of a five-story, 81-room limited service boutique hotel with a business center, fitness room and a rooftop terrace. Additionally, there is 3,814 sq. ft. of ground-floor retail space leased to Foragers Holdings, LLC as a grocery store and restaurant. The GEM Hotel Property is located in Chelsea which is located in lower midtown Manhattan. The GEM Hotel Property was constructed in 1912 and opened in 2008 after a gut renovation.  The GEM Hotel Property has 81 rooms including 56 with queen-sized beds, 24 rooms with double-sized beds and one penthouse suite. Amenities include a fitness center, business center and a 2,500 sq. ft. rooftop terrace. Currently, a lobby renovation is underway which will add a bar to the lobby area and is expected to generate an increase in revenues through the new food and beverage operations, which is not reflected in the underwritten NCF. The GEM Hotel Property has a franchise agreement with Choice Hotels International, Inc. and will operate under “The Ascend Collection”.

Environmental Matters.    The Phase I environmental report dated February 4, 2014 recommended the development and implementation of an Asbestos Operation and Maintenance Plan at the Property, which is already in place.

The Market.     The GEM Hotel Property is located in Chelsea in New York, New York at the intersection of Eighth Avenue and West 22nd Street.  Chelsea has become a center of the New York art world and is home to the Rubin Museum of Art, the Chelsea Art Museum and art galleries and performance spaces. Other attractions in Chelsea include the Chelsea Market, Chelsea Piers and The High Line.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 West 22nd Street New York, NY 10011	Collateral Asset Summary – Loan No. 10 GEM Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,300,000 65.5% 1.52x 10.3%

The subsequent chart presents primary competitors to the GEM Hotel Property:

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	2013 Occupancy(2)	2013 ADR(2)	2013 RevPAR(2)
GEM Hotel Property	81	2008	94.6%	$206.29	$195.06
Comfort Inn Chelsea	101	2006	69%	$214.00	$147.66
Hampton Inn Chelsea Manhattan	144	2003	93%	$222.00	$206.46
Four Points Manhattan Chelsea	158	2003	88%	$257.00	$226.16
Wyndham Garden Hotel Manhattan Chelsea West	124	2008	93%	$214.00	$199.02
Fairfield Inn & Suites by Marriott New York Manhattan Chelsea	110	2010	96%	$236.00	$226.56
Total / Wtd. Avg.	718		89.2%	$227.57	$203.03
(1)	Source: Appraisal
(2)	The GEM Hotel Property’s 2013 Occupancy, ADR and RevPAR are based on the borrower provided operating statements.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	U/W	U/W per Room
Occupancy	87.6%	90.5%	94.6%	94.6%
ADR	$195.07	$205.40	$206.29	$206.29
RevPAR	$170.88	$185.89	$195.06	$195.06

Room Revenue	$5,051,987	$5,511,016	$5,766,847	$5,766,847	$71,196
F&B Revenue	0	0	0	0	0
Other Revenue	41,174	456,526	536,671	558,149	6,891
Total Revenue	$5,093,161	$5,967,542	$6,303,518	$6,324,996	$78,086
Total Dept. Expenses	1,075,341	1,184,041	1,227,547	1,227,547	$15,155
Total Dept. Profit	$4,017,820	$4,783,501	$5,075,971	$5,097,449	$62,931
Undistributed Expenses	1,134,663	1,327,167	1,419,374	1,417,884	17,505
Total Fixed Charges	389,905	428,358	529,699	664,941	8,209
Net Operating Income	$2,493,252	$3,027,976	$3,126,898	$3,014,624	$37,218
FF&E	0	0	0	232,819	2,874
Net Cash Flow	$2,493,252	$3,027,976	$3,126,898	$2,781,805	$34,343

Property Management.    The GEM Hotel Property is managed by Gemini Property Management LLC.

Lockbox / Cash Management.    The GEM Hotel Loan is structured with a hard lockbox and in place cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender. All funds in the lockbox account are swept weekly to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

The funds are then returned to an account controlled by the borrower until the occurrence of a GEM Hotel Cash Sweep Event.

A “GEM Hotel Cash Sweep Event” will commence: (i) upon the occurrence of an event of default under the GEM Hotel Loan or the mezzanine loan, (ii) if the combined DSCR inclusive of the mezzanine loan falls below 1.15x, (iii) upon delivery of notice by the franchisor or manager of the occurrence of an event which could result in the termination of the franchise or management agreements, (iv) (A) 12 months prior to the expiration of the franchise agreement or (B) the date upon which franchisor can terminate the franchise agreement without cause, or (v) 12 months prior to the expiration date of the management agreement (unless an acceptable renewal or replacement has been procured).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 West 22nd Street New York, NY 10011	Collateral Asset Summary – Loan No. 10 GEM Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,300,000 65.5% 1.52x 10.3%

Initial Reserves.    At closing, the borrower deposited (i) $142,154 into a tax reserve account and (ii) $20,571 into an insurance reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $35,539, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $6,857, into an insurance reserve account, (iii) 1/12 of 4.0% of 12 months’ gross income into a monthly FF&E reserve account and (iv) during the months of October and November, $100,000 and $75,000, respectively, will be deposited into the seasonality reserve account.

Current Mezzanine or Subordinate Indebtedness.    A $3.7 million mezzanine loan was funded at closing by Ladder Capital Finance LLC. The mezzanine loan is coterminous with the GEM Hotel Loan and accrues interest at a rate of 10.0000% per annum. The mezzanine loan borrower is required to make interest only payments for the full five-year term of the mezzanine loan.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 West 22nd Street New York, NY 10011	Collateral Asset Summary – Loan No. 10 GEM Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,300,000 65.5% 1.52x 10.3%

CARTIFACT
W 34TH STREET
HUDSON YARDS
MTA WEST SIDE YARD
TENTH AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE
ELEVENTH AVENUE
BROADWAY
PENN STATION
MADISON SQUARE GARDEN
CHELSEA
FASHION INSTITUTE OF TECHNOLOGY
W 23RD STREET
GENERAL THEOLOGICAL SEMINARY
GEM Hotel
300 West 22nd Street
New York, NY 10011
9A
CHELSEA PIERS SPORTS COMPLEX
LINCOLN HIGHWAY / WEST STREET
Hudson River
PIER 54
PIER 53
W 14TH STREET
MEAT PACKING DISTRICT
WEST VILLAGE
ABINGTON SQUARE
West New York
NEW JERSEY
NEW YORK
Union City
Hoboken
Jersey City
New York
QUEENS
MANHATTAN
BROOKLYN
ASTORIA
CHELSEA
SOHO
FINANCIAL DISTRICT
Hudson River
East River
Central Park
UPPER WESTSIDE
UPPER EASTSIDE
MIDTOWN
Penn Station
Empire State Building
Flatiron Building
Washington Square Park
New York University
Times Square
Carnegie Hall
Time Warner Center
Metropolitan Museum of Art
United Nations
LONG ISLAND CITY
Freedom Tower
New York Stock Exchange

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

181 East 119th Street New York, NY 10035	Collateral Asset Summary – Loan No. 11 181 East 119th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,000,000 61.9% 1.30x 8.4%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type(3):	Mid Rise Multifamily
Sponsor(1):	Jason A. Muss		Collateral:	Fee Simple
Borrower:	119 Third Fee Owner, LLC		Location:	New York, NY
Original Balance:	$27,000,000		Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$27,000,000		Total Units(3):	90
% by Initial UPB:	2.9%		Property Management:	Third Avenue North, LLC
Interest Rate:	4.8200%		Underwritten NOI(4):	$2,254,732
Payment Date:	6th of each month		Underwritten NCF:	$2,219,764
First Payment Date:	April 6, 2014		Appraised Value:	$43,600,000
Maturity Date:	March 6, 2024		Appraisal Date:	January 14, 2014
Amortization:	Interest only for first 24 months; 360
	months thereafter		Historical NOI
Additional Debt:	None		2013 NOI:	$1,897,399 (December 31, 2013)
Call Protection:	L(24), D(92), O(4)		2012 NOI:	$2,017,791 (December 31, 2012)
Lockbox / Cash Management:	Soft / In Place		2011 NOI:	$2,019,878 (December 31, 2011)

Reserves			Historical Occupancy(5)
	Initial	Monthly	Current Occupancy:	94.4% (January 2, 2014)
Taxes:	$31,157	$7,789	2012 Occupancy:	93.3% (December 31, 2012)
Insurance:	$10,399	$3,466	2011 Occupancy:	87.8% (December 31, 2011)
Replacement:	$0	$1,875	2010 Occupancy:	NAV

(1)   The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 to this Free Writing Prospectus as 865 Lexington Retail, which has a Cut-off Date Balance of $6,000,000.
(2)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.71x and 1.68x, respectively.
(3)   The property also includes 9,974 sq. ft. of ground floor retail, which was 93.1% leased as of January 1, 2014.
(4)   The Underwritten NOI has increased from the 2013 NOI due to an increase in current rental rates on newly signed leases. During Q2 2013 there was a turnover of a number of units. Rents were increased for these units following a short period of downtime.
(5)   Historical Occupancy only reflects the multifamily portion.

Financial Information
Cut-off Date Balance / Unit:		$300,000
Balloon Balance / Unit:		$258,402
Cut-off Date LTV:		61.9%
Balloon LTV:		53.3%
Underwritten NOI DSCR(2):		1.32x
Underwritten NCF DSCR(2):		1.30x
Underwritten NOI Debt Yield:		8.4%
Underwritten NCF Debt Yield:		8.2%

TRANSACTION HIGHLIGHTS

■
Sponsor. Jason A. Muss is the CEO of Muss Development LLC, which has been building in New York since 1906. Muss Development LLC has developed more than 15 million sq. ft. of commercial, residential, industrial and retail space in New York City.

■
New Construction / Class A Property. The property was completed in 2008 and includes a fitness center, 27 parking spaces and a roof deck. The individual units have floor-to-ceiling windows, hardwood floors, marble baths, granite counters and stainless steel appliances and include washers and dryers.

■	Tax Abatement. The property benefits from a 25-year 421-A tax abatement which began in the tax year 2010/2011. Commencing in year 22, the exemption will decline by 20% per year.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Louisiana, Alabama, Mississippi and Florida	Collateral Asset Summary – Loan No. 12 JL Holdings – Burger King Portfolio – 90	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,900,000 41.8% 1.95x 16.4%

Mortgage Loan Information				Property Information
Loan Seller:	LCF			Single Asset / Portfolio(13):	Portfolio of 90 properties
Loan Purpose:	Refinance			Property Type:	Single Tenant Retail
Sponsor(1):	Matthew Schoenberg			Collateral:	Fee Simple / Leasehold
Borrower:	JL Holdings I, LLC			Location:	Various
Original Balance(2):	$26,900,000			Year Built / Renovated:	Various / Various
Cut-off Date Balance(2):	$26,900,000			Total Sq. Ft.:	271,797
% by Initial UPB:	2.9%			Property Management:	Jaylor Services, Inc.
Interest Rate:	4.89991%			Underwritten NOI:	$8,158,906
Payment Date:	1st of each month			Underwritten NCF:	$7,791,759
First Payment Date(3):	April 1, 2014			Appraised Value:	$119,200,000
Maturity Date:	April 1, 2024			Appraisal Date:	January 2014
Amortization(3)(4):	Interest only for the first month; 240
	months thereafter			Historical NOI
Additional Debt(2)(5):	$22,900,000 Pari Passu Debt;			2013 NOI:	$8,413,815 (December 31, 2013)
	$10,000,000 B-Note			2012 NOI:	$8,379,402 (December 31, 2012)
Call Protection(3)(6)(7):	L(24), D(93), O(4)			2011 NOI:	$8,070,524 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place			2010 NOI:	$8,116,980 (December 31, 2010)

Reserves				Historical Occupancy
	Initial		Monthly	Current Occupancy(14):	100.0% (March 1, 2014)
Taxes(8):	$50,000		Springing	2012 Occupancy:	100.0% (December 31, 2012)
Insurance(9):	$0		Springing	2011 Occupancy:	100.0% (December 31, 2011)
Replacement(10):	$0		Springing	2010 Occupancy:	100.0% (December 31, 2010)
Sweep:	$2,000,000		$0
(5)       The B-Note is coterminous with the A-Notes and accrues interest at a rate of 11.0000% per annum. The B-Note holder is the initial controlling holder under the co-lender arrangement between the A-1 Note holder, the A-2 Note holder and the B-Note holder.
(6)       The lockout period will be at least 24 payment dates beginning with and including the first payment date of April 1, 2014. Prepayment of the full $59.8 million JL Holdings – Burger King Portfolio – 90 Loan Combination is permitted on or after the date that is earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu A-Note to be securitized and (ii) March 3, 2017.
(7)       If the termination of an underlying ground lease results in a reduction of rent under the master lease and that property is excluded from the related master lease, the borrower is required to repay the allocated loan amount of the affected property together with a yield maintenance premium on such amount.
(8)       Monthly deposits required if, subject to the other terms of the loan documents, (i) borrower fails to maintain $50,000 in the tax reserve, (ii) an event of default has occurred and remains uncured or (iii) the master lease is not in full force and effect or is in default.
(9)       Monthly deposits required if, subject to the other terms of the loan documents, (i) an event of default has occurred and remains uncured or (ii) if the master lease is not in full force and effect or is in default.
(10)     To the extent required under the master lease or loan documents.
(11)     Monthly deposits required if, subject to the other terms of the loan documents, (i) an event of default has occurred and remains uncured, (ii) the amount in the ground lease reserve is less than $100,000, (iii) proof is not provided to the lender that the ground rent has been paid or (iv) if a ground lease is in default.
(12)     Senior Mortgage Loan calculations are based on the pari passu A-Notes. Total Debt calculations based on the entire JL Holdings – Burger King Portfolio – 90 Loan Combination, including the $10.0 million subordinate B-Note.
(13)     The borrower is permitted to substitute properties if such substitution is permitted under the master lease, and among other things, after giving effect to the substitution, (i) the LTV of the JL Holdings – Burger King Portfolio – 90 Loan Combination would be no greater than the LTV immediately preceding the substitution and (ii) the DSCR of the JL Holdings – Burger King Portfolio – 90 Loan Combination is equal to or greater than (A) the DSCR at origination and (B) the DSCR immediately preceding the such substitution.
(14)    The portfolio is master leased by Strategic Restaurants Acquisition Corp., a subsidiary of Cerebus Capital Management, L.P. Two of the 90 Burger King restaurants are currently dark, one of which was damaged by a fire on December 12, 2013 and is anticipated to reopen in April 2014. The tenant continues to pay rent due under the master lease.

Ground Lease(11):	$100,000		Springing
Condemnation:	$99,414		$0

Financial Information(12)
Senior Mortgage Loan			Total Debt
Cut-off Date Balance / Sq. Ft.:		$183	$220
Balloon Balance / Sq. Ft.:		$111	$148
Cut-off Date LTV:		41.8%	50.2%
Balloon LTV:		25.3%	33.7%
Underwritten NOI DSCR:		2.04x	1.60x
Underwritten NCF DSCR:		1.95x	1.53x
Underwritten NOI Debt Yield:		16.4%	13.6%
Underwritten NCF Debt Yield:		15.6%	13.0%
(1)    The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 to this Free Writing Prospectus as the JL Group Holdings – Burger King Portfolio – 9, which has a Cut-off Date Balance of $5,200,000.
(2)    The Original Balance and Cut-off Date Balance of $26.9 million represent the Note A-1 of a $59.8 million loan combination (the “JL Holdings – Burger King Portfolio – 90 Loan Combination”), that is evidenced by such Note A-1, a $22.9 million pari passu Note A-2 and a $10.0 million subordinate B-Note. The pari passu Note A-2 is currently held by LCF and is expected to be included in a future securitization.
(3)    The First Payment Date under the mortgage loan documents will be in May 2014. LCF will remit to the depositor on the closing date a payment in an amount equal to 30 days of interest for the interest accrual period relating to the first distribution date in April 2014 at the related interest rate on the principal balance of the Note A-1 as of the cut-off date. Such amount will be deposited into the distribution account and will be included in the funds available for the first distribution date in April 2014. The First Payment Date, interest only period and Call Protection have been adjusted to reflect this additional payment being made by LCF.
(4)    The JL Holdings – Burger King Portfolio – 90 senior mortgage loan is structured with a fixed amortization schedule with an effective amortization period of 240 months. See Annex H of the Free Writing Prospectus for the Note A-1 schedule. However, partial prepayments may result in reamortization.

TRANSACTION HIGHLIGHTS

■	Experienced Tenant. Strategic Restaurants Acquisitions Corp. and its affiliates operate 288 Burger King locations.

■	B-Note. ARC Realty Finance Operating Partnership, L.P. holds a B-Note in the amount $10.0 million. The B-Note is subject to a co-lender agreement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

665 South Skinker Boulevard Saint Louis, Missouri 63105	Collateral Asset Summary – Loan No. 13 The Dorchester at Forest Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,963,673 74.5% 1.27x 8.5%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	High Rise Multifamily
Sponsor(1):	Sterling Properties of Missouri II, Inc.			Collateral:	Fee Simple
Borrower:	Dorchester Owner NF L.L.C.			Location:	Saint Louis, MO
Original Balance:	$25,000,000			Year Built / Renovated:	1962 / 2006
Cut-off Date Balance:	$24,963,673			Total Units:	189
% by Initial UPB:	2.7%			Property Management:	Sterling Properties of Missouri II, Inc.
Interest Rate:	5.1600%			Underwritten NOI:	$2,129,258
Payment Date:	6th of each month			Underwritten NCF:	$2,075,393
First Payment Date:	March 6, 2014			Appraised Value:	$33,500,000
Maturity Date:	February 6, 2024			Appraisal Date:	November 8, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(25), D(88), O(7)			Most Recent NOI:	$1,902,027 (T-12 October 31, 2013)
Lockbox / Cash Management(2):	Soft / Springing			2012 NOI:	$1,955,027 (December 31, 2012)
				2011 NOI:	$1,655,374 (December 31, 2011)
Reserves				2010 NOI:	NAV
	Initial		Monthly
Taxes:	$23,944		$11,972	Historical Occupancy
Insurance(3):	$0		Springing	Current Occupancy:	91.5% (December 17, 2013)
Replacement:	$0		$4,489	2012 Occupancy:	94.9% (December 31, 2012)
Required Repairs:	$12,250		NAP	2011 Occupancy:	92.7% (December 31, 2011)
Common Charges(4):	$0		Springing	2010 Occupancy:	NAV
				(1)	Fred Wilpon and Saul Katz serve as secondary guarantors on a joint and several basis in the event that the primary guarantor, Sterling Properties of Missouri II, Inc., fails to fully pay costs and expenses as set forth in the guaranty within 30 days from the time demand is made by the lender following the acceleration of the loan.
Financial Information
Cut-off Date Balance / Unit:		$132,083
Balloon Balance / Unit:		$109,286
Cut-off Date LTV:		74.5%		(2)	Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.20x for two consecutive calendar quarters.
Balloon LTV:		61.7%
Underwritten NOI DSCR:		1.30x
Underwritten NCF DSCR:		1.27x		(3)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
Underwritten NOI Debt Yield:		8.5%
Underwritten NCF Debt Yield:		8.3%		(4)	The borrower is required to deposit with lender on each payment date an amount equal to the monthly amount set forth in the approved annual budget for common charges. Although the property is a condominium, the borrower owns 100.0% of the units, the units are leased to rental tenants and common charges are not currently required.

TRANSACTION HIGHLIGHTS

■
Location. The property is located approximately 20 miles southeast of the central business district of Saint Louis in close proximity to Interstates 64, 44, 55, 70 and 170. Forest Park, a 1,371 acre public park, is located adjacent to the property. Washington University in St. Louis is located less than a mile northwest of the property. Home to over 14,000 students, Washington University in St. Louis was ranked #14 in the United States for its undergraduate program in 2014 by U.S. News & World Report. The Saint Louis area offers a low cost of living, higher than average wages and a well-educated local workforce.

■
Property Condition and Amenities. Constructed in 1962 and renovated in 2006, the 22-story, Class A property features a leasing office and retail space on the ground floor, a clubhouse/community room, three office suites, a laundry facility, elevators, a 24-hour parking valet/garage and a doorman. Unit amenities include stainless steel appliances with a built-in microwave, granite countertops, walk-in closet(s), a linen closet and a patio/balcony.

■
Sponsorship. The sponsor, Sterling Properties of Missouri II, Inc., is an affiliate of Sterling Equities through its Sterling Property Management division. Founded in 1972, Sterling Equities and its affiliates have purchased or developed over 23.3 million sq. ft. of commercial property, 57,800 residential units, 8.7 million sq. ft. of retail property and four major sports complexes. Sterling Equities currently owns and manages over 1,900 residential units and 1.2 million sq. ft. of commercial space. In addition to its real estate interests, Sterling Equities has ownership interests in the New York Mets, SportsNet New York (SNY), the Brooklyn Cyclones and various private equity funds.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7979 Willow Chase Boulevard Houston, TX 77070	Collateral Asset Summary – Loan No. 14 Hilton Garden Inn Houston	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,750,000 65.7% 1.59x 12.1%

Mortgage Loan Information				Property Information
Loan Seller:	LCF			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Full Service Hospitality
Sponsor:	Mitchell Kobernick; Allan Klein			Collateral:	Fee Simple
Borrower:	Hilcom Partners, Ltd.			Location:	Houston, TX
Original Balance:	$20,750,000			Year Built / Renovated:	2002 / 2012
Cut-off Date Balance:	$20,750,000			Total Rooms:	171
% by Initial UPB:	2.2%			Property Management:	Marcus Houston, LLC
Interest Rate:	5.3500%			Underwritten NOI:	$2,519,772
Payment Date:	6th of each month			Underwritten NCF:	$2,207,912
First Payment Date:	April 6, 2014			Appraised Value:	$31,600,000
Maturity Date:	March 6, 2024			Appraisal Date:	January 2, 2014
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(24), D(92), O(4)			2013 NOI:	$2,547,733 (December 31, 2013)
Lockbox / Cash Management(1):	Hard / Springing			2012 NOI:	$1,951,526 (December 31, 2012)
				2011 NOI:	$1,756,686 (December 31, 2011)
Reserves				2010 NOI:	$1,822,026 (December 31, 2010)
	Initial		Monthly
Taxes:	$194,615		$32,436	Historical Occupancy
Insurance:	$17,046		$8,523	Current Occupancy:	79.4% (December 31, 2013)
Seasonality(2):	$15,000		$10,000	2012 Occupancy:	77.4% (December 31, 2012)
PIP(3):	$0		Springing	2011 Occupancy:	70.8% (December 31, 2011)
FF&E(4):	$1,687,139	1/12 of 4% of gross		2010 Occupancy:	69.0% (December 31, 2010)
		revenues		(1)
Cash management will be triggered (i) upon an event of default, (ii) if the DSCR is less than 1.25x based on the trailing twelve month NOI, (iii) upon delivery of notice by the franchisor of any breach or default by the borrower under the franchise agreement or (iv) 12 months prior to the expiration of the franchise agreement.

Financial Information
Cut-off Date Balance / Room:		$121,345
Balloon Balance / Room:		$100,916		(2)
On the payment dates occurring in April 2014 through September 2014, $10,000 will be deposited into the seasonality reserve until the balance reaches a cap of $75,000. If the balance thereafter falls below the cap, then monthly deposits will be equal to the lesser of (a) $18,750 or (b) available cash flow, until the balance reaches the cap.

Cut-off Date LTV:		65.7%
Balloon LTV:		54.6%
Underwritten NOI DSCR:		1.81x
Underwritten NCF DSCR:		1.59x		(3)
The property improvement plan (“PIP”) reserve will be springing upon receipt of evidence by the borrower of a PIP requirement for the property. Once the borrower receives notice of the PIP requirement, the borrower is required to fund the PIP Reserve with the difference between the balance of the FF&E reserve at that time and 105% of the cost to complete the PIP. In addition, excess cash flow will be swept into the PIP reserve if PIP work is required under any franchise agreement and the aforementioned 105% deposit has not been made and continue until such amount has been deposited into the PIP reserve.

Underwritten NOI Debt Yield:		12.1%
Underwritten NCF Debt Yield:		10.6%

				(4)
Monthly collections of the FF&E reserve will begin on March 6, 2015 and will be equal to the greater of (i) 1/12 of 4.0% of gross revenues or (ii) the contractual amount required to be spent on FF&E per the franchise agreement.

TRANSACTION HIGHLIGHTS

■
Renovation Planned. Approximately $1.6 million ($9,293 per room) in voluntary renovations to the property are planned, which will include updates to beds, guestroom case goods, lighting, window treatments and artwork.

■
Location. The property is located in Houston, Texas along US-249 and is within three miles of the Hewlett-Packard campus. The property is also located within 1.5 miles of the Noble Energy headquarters. Noble Energy recently consolidated several Houston-area locations into a corporate headquarters in the business park.

■
Penetration. As of year-end 2013, the property outperformed its competitive set, per a market research report, in terms of occupancy, ADR and RevPAR with penetration rates of 118.1%, 109.6% and 129.4%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Georgia and North Carolina	Collateral Asset Summary – Loan No. 15 Durban Retail Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,873,087 74.9% 1.34x 9.3%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	The Durban Group		Collateral:	Fee Simple
Borrower:	Wesley Chapel Fee Owner, LLC;		Location:	Various
	Marietta Fee Owner, LLC		Year Built / Renovated:	2010 / NAP
Original Balance:	$18,900,000		Total Sq. Ft.:	130,579
Cut-off Date Balance:	$18,873,087		Property Management:	Durban Realty Services, LLC
% by Initial UPB:	2.0%		Underwritten NOI:	$1,759,292
Interest Rate:	5.3440%		Underwritten NCF:	$1,695,982
Payment Date:	6th of each month		“As-is” Appraised Value:	$25,200,000
First Payment Date:	March 6, 2014		“As-is” Appraisal Date:	November and December 2013
Maturity Date:	February 6, 2024		“As Stabilized” Appraised Value(2):	$25,300,000
Amortization:	360 months		“As Stabilized” Appraisal Date(2):	July 1, 2014
Additional Debt:	None
Call Protection:	L(25), D (92), O(3)		Historical NOI
Lockbox / Cash Management(1):	Hard / Springing		Most Recent NOI(3)(4):	$1,908,349 (Various)
			2012 NOI(4):	$2,331,693 (December 31, 2012)
Reserves			2011 NOI:	$2,196,525 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$1,543,826 (December 31, 2010)
Taxes:	$29,026	$9,675
Insurance:	$14,967	$1,497	Historical Occupancy
Replacement:	$0	$1,500	Current Occupancy:	92.6% (January 1, 2014)
TI/LC:	$0	$3,099	2012 Occupancy:	89.9% (December 31, 2012)
Outstanding LCs:	$159,784	$0	2011 Occupancy:	NAV
Required Repairs:	$41,558	NAP	2010 Occupancy:	NAV
Member Loan Repayment:	$74,765	$0
(1)   Cash management will be triggered (i) upon an event of default, (ii) if the DSCR is less than 1.15x, (iii) if Wal-Mart, Harris Teeter or any tenant occupying more than 20% of either individual property (either physical or economic occupancy) goes dark, becomes insolvent, files for bankruptcy or has its senior unsecured debt rating fall below investment grade, or (iv) if the Wal-Mart at the Milford Crossing property does not open by June 1, 2014.
(2)   The “As Stabilized” Cut-off Date LTV is 74.6% based on achieving a stabilized occupancy of 98.0% at the Milford Crossing property. Wal-Mart executed a lease at the Milford Crossing property in September 2013.
(3)   The Most Recent NOI is as of the T-12 through November 30, 2013 for the Wesley Chapel property and through year end 2013 for the Milford Crossing property.
(4)   The decline between the 2012 NOI and the Most Recent NOI was due primarily to the sale of outparcels.

Wal-Mart Free Rent:	$74,397	$0
Marietta Inline:	$26,928	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$145
Balloon Balance / Sq. Ft.:	$120
Cut-off Date LTV(2):	74.9%
Balloon LTV:	62.3%
Underwritten NOI DSCR:	1.39x
Underwritten NCF DSCR:	1.34x
Underwritten NOI Debt Yield:	9.3%
Underwritten NCF Debt Yield:	9.0%

TRANSACTION HIGHLIGHTS

■	Tenancy. The Wesley Chapel property is anchored by Harris Teeter (58.7% of the property NRA; October 2029 expiration) which is a subsidiary of The Kroger Company (rated BBB/Baa2/BBB by Fitch/Moody’s/S&P). The Milford Crossing property is anchored by a Wal-Mart (74.5% of the property NRA; February 2029 expiration; rated AA/Aa2/AA by Fitch/Moody’s/S&P), which is expected to open in March 2014. In total, 64.3% of the portfolio square footage and 52.2% of the underwritten base rent is derived from investment grade tenants under long term leases that extend five years beyond the maturity of the loan.

■	Sponsor. The Durban Group’s current portfolio consists of nearly 3.0 million sq. ft. of retail, office and warehouse properties located in the southeast United States.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

26 Whittier Street Framingham, MA 01701	Collateral Asset Summary – Loan No. 16 BJ’s Wholesale - Framingham	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,900,000 60.0% 1.54x 10.1%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Single Tenant Retail
Sponsor:	Inland Private Capital Corporation		Collateral:	Fee Simple
Borrower:	Wholesale Retail Venture DST		Location:	Framingham, MA
Original Balance:	$15,900,000		Year Built / Renovated:	1993 / NAP
Cut-off Date Balance:	$15,900,000		Total Sq. Ft.:	114,481
% by Initial UPB:	1.7%		Property Management:	Inland Commercial Property
Interest Rate(1):	4.6500%			Management, Inc.
Payment Date:	6th of each month		Underwritten NOI:	$1,600,779
First Payment Date:	April 6, 2014		Underwritten NCF:	$1,516,314
Anticipated Repayment Date(1):	March 6, 2024		Appraised Value:	$26,500,000
Maturity Date:	March 6, 2039		Appraisal Date:	January 29, 2014
Amortization:	Interest only for first 60 months; 360
	months thereafter		Historical NOI(7)
Additional Debt:	None		Most Recent NOI:	NAV
Call Protection:	L(24), YM1(92), O(4)		2012 NOI:	NAV
Lockbox / Cash Management(2):	Springing Hard / Springing		2011 NOI:	NAV

Reserves(3)			Historical Occupancy
	Initial	Monthly	Current Occupancy:	100.0% (March 6, 2014)
Taxes(3):	$0	Springing	2012 Occupancy:	100.0% (December 31, 2012)
Insurance(4):	$0	Springing	2011 Occupancy:	100.0% (December 31, 2011)
Replacement(5):	$0	Springing	2010 Occupancy:	100.0% (December 31, 2010)

(1)   If the loan is not repaid by the anticipated repayment date, the interest rate will increase to a rate equal to the sum of (x) the greater of (i) 4.6500% and (ii) the sum of (a) the 10-year offered side swap rate and (b) 1.8500% and (y) 5.0000%, and all excess cash flow will be applied first to payment of principal until the outstanding principal balance of the loan is repaid in full and then to deferred excess interest. The payment of all interest over the initial interest rate, as compounded at the increased interest rate (to the extent permitted by applicable law), will be deferred until the principal balance is repaid in full.  The Balloon LTV is as of the anticipated repayment date.
(2)   A hard lockbox with cash management will be triggered (i) upon an event of default, (ii) if the DSCR is less than 1.40x, (iii) if BJ’s Wholesale Club, Inc. goes dark or files for bankruptcy or (iv) if all obligations are not repaid in full on or before February 6, 2024.
(3)   The borrower will be required to make monthly deposits of 1/12 of the annual taxes into the tax reserve upon the earlier of (i) an event of default, (ii) if the borrower has not paid all taxes with 10 days after the date that such taxes become delinquent or (iii) if the guarantor has not maintained a net worth greater than $15.9 million.
(4)   The borrower will be required to make monthly deposits of 1/12 of the annual insurance premiums into the insurance reserve upon the earlier of (i) an event of default, (ii) if the borrower has not paid all insurance premiums before the date that is 10 days prior to the end of the applicable calendar quarter, (iii) if an acceptable blanket insurance policy is no longer in place or (iv) if the guarantor has not maintained a net worth greater than $15.9 million.
(5)   The borrower will be required to make monthly deposits of $1,431 into the replacement reserve upon the earlier of (i) an event of default, (ii) if the borrower has not performed all required capital expenditures work and paid all associated costs and expenses, (iii) if the borrower has not maintained the property to the satisfaction of the lender or (iv) if the guarantor has not maintained a net worth greater than $15.9 million.
(6)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.14x and 2.02x, respectively.
    (7)   Historical financial statements were not provided.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$139
Balloon Balance / Sq. Ft.:	$127
Cut-off Date LTV:	60.0%
Balloon LTV(1):	55.0%
Underwritten NOI DSCR(6):	1.63x
Underwritten NCF DSCR(6):	1.54x
Underwritten NOI Debt Yield:	10.1%
Underwritten NCF Debt Yield:	9.5%

TRANSACTION HIGHLIGHTS

■	Experienced Sponsorship. Inland Private Capital Corporation is part of the Inland Real Estate Group of Companies, Inc. which has over $20 billion of assets under management in 48 states and more than 77.4 million sq. ft. of commercial real estate in its portfolio.

■	Cash Equity. Inland Private Capital Corporation contributed approximately $10.8 million of cash equity to acquire the property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$13,100,000
3180 18th Street	Collateral Asset Summary – Loan No. 17	Cut-off Date LTV:	73.6%
San Francisco, CA 94110	Pioneer Building	U/W NCF DSCR:	1.35x
		U/W NOI Debt Yield:	9.2%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	CBD Office
Sponsor:	Bridgeton Holdings LLC; Atit Jariwala		Collateral:	Fee Simple
Borrower:	Bridgeton Pioneer Fee LLC		Location:	San Francisco, CA
Original Balance:	$13,100,000		Year Built / Renovated:	1902 / 2013
Cut-off Date Balance:	$13,100,000		Total Sq. Ft.:	37,173
% by Initial UPB:	1.4%		Property Management:	Bridgeton Management LLC
Interest Rate:	5.0200%		Underwritten NOI:	$1,208,229
Payment Date:	6th of each month		Underwritten NCF:	$1,145,034
First Payment Date:	March 6, 2014		Appraised Value:	$17,800,000
Maturity Date:	February 6, 2024		Appraisal Date:	December 17, 2013
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None		Historical NOI(5)
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$365,885 (T-12 November 30, 2013)
Lockbox / Cash Management:	Hard / In Place		2012 NOI:	NAV
			2011 NOI:	NAV
Reserves			2010 NOI:	NAV
	Initial	Monthly
Taxes:	$6,158	$1,232	Historical Occupancy(5)
Insurance:	$3,583	$1,791	Current Occupancy:	100.0% (January 14, 2014)
Replacement(1):	$0	$620	2012 Occupancy:	NAV
TI/LC(2):	$0	$4,647	2011 Occupancy:	NAV
Lease Sweep(3):	$0	Springing	2010 Occupancy:	NAV

(1)   The replacement reserve is subject to a cap of $22,304.
(2)   The TI/LC reserve is subject to a cap of $167,279.
(3)  The borrower is required to deposit all excess cash into a lease sweep reserve during a Lease Sweep Period. A “Lease Sweep Period” will commence upon the first to occur, with respect to a Lease Sweep Lease, of (a) the date 15 months prior to the earliest stated expiration date (including any renewal term) or the date on which the tenant is required to give notice of its exercise of a renewal option, (b) the date that the leased premises (or a material portion) is surrendered, cancelled, or terminated prior to its then current expiration date, (c) the date that (x) is 30 days after any tenant under such lease goes dark and fails to provide evidence of its intention to re-occupy its space and (y) any tenant under such lease gives notice that it intends to go dark, (d) an occurrence of an event of default under such lease or (e) the occurrence of a bankruptcy or insolvency proceeding involving the tenant (or its parent) under such lease. A “Lease Sweep Lease” is defined as the Stripe lease or any replacement lease that covers 10,000 or more rentable sq. ft. The Lease Sweep reserve is subject to a cap of $830,176.
(4)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.81x and 1.72x, respectively.
(5)   In 2011, the previous owner began letting certain tenant leases expire in preparation for renovations. The property underwent a $5.2 million renovation between 2012 and 2013.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$352
Balloon Balance / Sq. Ft.:	$312
Cut-off Date LTV:	73.6%
Balloon LTV:	65.2%
Underwritten NOI DSCR(4):	1.43x
Underwritten NCF DSCR(4):	1.35x
Underwritten NOI Debt Yield:	9.2%
Underwritten NCF Debt Yield:	8.7%

TRANSACTION HIGHLIGHTS

■
Property. The property was originally constructed in 1902 and underwent a complete restoration and renovation in 2012-2013. The improvements consist of three stories including a partial basement used as tenant storage. In addition, there are two furnished and landscaped outdoor patio areas as well as a secure parking lot.

■
Tenancy. The borrower master leases 100% of the property under a subordinated master lease with an affiliated entity, Bridgeton Pioneer Property LLC, in order to comply with Shari’ah financing requirements. The property is 100.0% occupied by five tenants as of January 14, 2014, with the largest tenant being Stripe (69.8% of NRA, 70.7% of U/W Base Rent, lease exp. 6/30/2018). Stripe is a rapidly growing technology firm and leader in the online business-to-business and business-to-consumer payment processing field. Stripe spent approximately $2.0 million in renovating its space, creating an open floor plan spanning three floors that is connected by an internal metal and glass stairwell. Stripe has one three-year renewal option with 12-15 months prior written notice and has no termination options.

■
Market. The property is located in the Mission District, which has become a commercial submarket as former industrial buildings are converted into modern office space to meet the demands of technology firms. Based on comparable properties, the appraiser determined a market rent of $46.00 PSF modified gross for the property, which is approximately 16.5% above current in-place rents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$13,000,000
2920-2964 North Beverly Glen Circle	Collateral Asset Summary – Loan No. 18	Cut-off Date LTV:	45.6%
Los Angeles, CA 90077	The Glen Centre	U/W NCF DSCR:	1.94x
		U/W NOI Debt Yield:	13.0%

Mortgage Loan Information				Property Information
Loan Seller:	LCF			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Unanchored Retail
Sponsor:	Pamela Goldman; Wendy Goldman			Collateral:	Fee Simple
Borrower:	The Glen Development Company			Location:	Los Angeles, CA
Original Balance:	$13,000,000			Year Built / Renovated:	1979 / NAP
Cut-off Date Balance:	$13,000,000			Total Sq. Ft.:	38,251
% by Initial UPB:	1.4%			Property Management:	Glen Center Management, LLC
Interest Rate:	5.0000%			Underwritten NOI:	$1,683,684
Payment Date:	6th of each month			Underwritten NCF:	$1,622,694
First Payment Date:	March 6, 2014			Appraised Value:	$28,500,000
Maturity Date:	February 6, 2024			Appraisal Date:	January 2, 2014
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None			Historical NOI
Call Protection:	L(25), D(91), O(4)			2013 NOI:	$1,692,113 (December 31, 2013)
Lockbox / Cash Management(1):	Hard / Springing			2012 NOI:	$1,646,402 (December 31, 2012)
				2011 NOI:	$1,627,200 (December 31, 2011)
Reserves				2010 NOI:	NAV
	Initial		Monthly
Taxes:	$10,009		$5,005	Historical Occupancy
Insurance:	$9,263		$1,029	Current Occupancy:	90.9% (December 19, 2013)
Required Repairs:	$28,280		NAP	2012 Occupancy:	NAV
				2011 Occupancy:	NAV
Financial Information				2010 Occupancy:	NAV
Cut-off Date Balance / Sq. Ft.:		$340
(1)   Cash management will be triggered upon (i) an event of default under the loan, (ii) an event of default under the management agreement or (iii) the debt service coverage ratio based on the trailing twelve month period falling below 1.50x.
(2)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.55x and 2.46x, respectively.

Balloon Balance / Sq. Ft.:		$301
Cut-off Date LTV:		45.6%
Balloon LTV:		40.4%
Underwritten NOI DSCR(2):		2.01x
Underwritten NCF DSCR(2):		1.94x
Underwritten NOI Debt Yield:		13.0%
Underwritten NCF Debt Yield:		12.5%

TRANSACTION HIGHLIGHTS

■
Strong Credit Metrics. The loan exhibits an Underwritten NOI Debt Yield of 13.0% and an Underwritten NCF DSCR of 1.94x on an amortizing basis. Based on the appraised value of $28.5 million, the Cut-off Date LTV ratio is 45.6%.

■
Location. The property is located near the intersection of Mulholland Drive and Beverly Glen Boulevard in the Beverly Glen area of Los Angeles, California. Beverly Glen is located north of Bel Air and Beverly Hills and south of Sherman Oaks. The 2013 median household income within a one-mile radius was $144,906.

■	Diverse Tenancy. The rent roll includes 23 tenants with the largest tenant occupying 14.0% of the total sq. ft., but with no other tenant greater than 8.8% of the total sq. ft. at the property.

■	Strong Tenant Sales. The 2013 tenant sales at the property for all reporting tenants were $656 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$12,500,000
1311 Catfish Lane Norristown, PA 19403	Collateral Asset Summary – Loan No. 19 Valley Forge MHP	Cut-off Date LTV:	69.0%
		U/W NCF DSCR:	1.38x
		U/W NOI Debt Yield:	8.8%

Mortgage Loan Information				Property Information
Loan Seller:	LCF			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Manufactured Housing Community
Sponsor(1):	Ross H. Partrich			Collateral:	Fee Simple
Borrower:	Valley Forge Group Limited Partnership			Location:	Norristown, PA
Original Balance:	$12,500,000			Year Built / Renovated:	1957 / NAP
Cut-off Date Balance:	$12,500,000			Total Pads:	219
% by Initial UPB:	1.3%			Property Management:	Newbury Management Company
Interest Rate:	4.8200%			Underwritten NOI:	$1,098,504
Payment Date:	6th of each month			Underwritten NCF:	$1,087,554
First Payment Date:	April 6, 2014			Appraised Value:	$18,120,000
Maturity Date:	March 6, 2024			Appraisal Date:	February 5, 2014
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None			Historical NOI
Call Protection:	L(24), D(92), O(4)			2013 NOI:	$1,051,451 (December 31, 2013)
Lockbox / Cash Management(2):	Springing Soft / Springing			2012 NOI:	$1,018,076 (December 31, 2012)
				2011 NOI:	$1,008,896 (December 31, 2011)
Reserves
	Initial		Monthly	Historical Occupancy
Taxes:	$96,180		$9,618	Current Occupancy:	96.3% (February 1, 2014)
Insurance:	$11,167		$1,861	2012 Occupancy:	99.1% (December 31, 2012)
Replacement:	$0		$913	2011 Occupancy:	99.1% (December 31, 2011)
Required Repairs:	$30,000		NAP	2010 Occupancy:	NAV

 (1)  The sponsor is also one of the sponsors under the mortgage loan identified on Annex A-1 as AMC Portfolio Pool III, which has a Cut-off Date Balance of $72,686,572.
 (2)  A soft lockbox with cash management will be triggered (i) upon the occurrence of an event of default, (ii) if the DSCR is less than 1.15x for any three consecutive calendar quarters or (iii) upon the occurrence of an event of default under the management agreement.
 (3)  Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.80x and 1.78x, respectively.

Financial Information
Cut-off Date Balance / Pad:		$57,078
Balloon Balance / Pad:		$52,505
Cut-off Date LTV:		69.0%
Balloon LTV:		63.5%
Underwritten NOI DSCR(3):		1.39x
Underwritten NCF DSCR(3):		1.38x
Underwritten NOI Debt Yield:		8.8%
Underwritten NCF Debt Yield:		8.7%

TRANSACTION HIGHLIGHTS

■
Sponsor. Ross H. Partrich is the owner of RHP Properties, Inc. (“RHP”). RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. By number of communities, RHP is the nation’s second largest private owner and operator of manufactured housing, owning and managing approximately 212 communities with over 52,000 housing units and sites across 25 states, with a combined value of approximately $2.25 billion.

■
Location. The property is located adjacent to an on-ramp for the Benjamin Franklin Highway (US 422). The property is located approximately 2 miles northeast of the King of Prussia Mall and the 2013 population within a five-mile radius was 157,099. The 2013 median household income within a five-mile radius was $75,445 and the average home value within a five-mile radius was $354,426.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1201-1213 Butterfield Road and 1400 Centre Circle Drive, Downers Grove, IL 60515		Cut-off Date Balance:	$11,482,949
	Collateral Asset Summary – Loan No. 20 University Plaza / Centre Circle	Cut-off Date LTV:	60.4%
		U/W NCF DSCR:	1.70x
		U/W NOI Debt Yield:	12.5%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Refinance			Property Type:	Mixed Use / Industrial
Sponsor:	Alex Samoylovich; Jay Michael			Collateral:	Fee Simple
Borrower:	FL Cedar 2, LLC; FL Cedar 3, LLC			Location:	Downers Grove, IL
Original Balance:	$11,500,000			Year Built / Renovated:	1969, 1979 / 1971, 1986
Cut-off Date Balance:	$11,482,949			Total Sq. Ft.:	293,765
% by Initial UPB:	1.2%			Property Management:	FL RC Management, LLC
Interest Rate:	4.9800%			Underwritten NOI:	$1,433,821
Payment Date:	6th of each month			Underwritten NCF:	$1,253,024
First Payment Date:	March 6, 2014			“As-is” Appraised Value:	$19,000,000
Maturity Date:	February 6, 2024			“As-is” Appraisal Date:	October and December 2013
Amortization:	360 months			“As Stabilized” Appraised Value(6):	$20,200,000
Additional Debt:	None			“As Stabilized” Appraisal Date(6):	January 1, 2015
Call Protection(1):	L(25), D(91), O(4)
Lockbox / Cash Management(2):	Hard / Springing			Historical NOI
				Most Recent NOI:	$1,419,466 (T-8 November 30, 2013)
Reserves				2012 NOI:	NAV
	Initial		Monthly	2011 NOI:	NAV
Taxes:	$183,603		$30,601	2010 NOI:	NAV
Insurance:	$44,378		$4,655
Replacement:	$0		$2,755	Historical Occupancy
TI/LC(3):	$0		$12,240	Current Occupancy:	92.9% (January and March 2014)
Required Repairs:	$31,438		NAP	2012 Occupancy:	93.7% (December 31, 2012)
Lease Sweep(4):	$0		Springing	2011 Occupancy:	93.7% (December 31, 2011)
Free Rent(5):	$216,000		$0	2010 Occupancy:	93.5% (December 31, 2010)

 (1)  After the expiration of the lockout period, the borrowers may obtain the release of either property upon a bona fide third-party sale of such property, provided, among other things, (i) the DSCR for the remaining property is no less than the greater of the DSCR immediately preceding such sale and 1.59x, (ii) the LTV ratio for the remaining property is no greater than the lesser of the LTV immediately preceding such sale and 60.5% and (iii) the borrowers defease an amount equal to the greater of (1) 100% of net sales proceeds with respect to the property being released, (2) 94% of the purchase price of the property being released and (3) 125% of the allocated loan amount for the property being released.
 (2)  Cash management will be triggered (i) during the continuance of an event of default, (ii) if the DSCR falls below 1.15x or (iii) upon the occurrence of a Lease Sweep Period (as defined further below).
 (3)  The TI/LC reserve is subject to a cap of $300,000.
 (4)  The borrowers are required to deposit all excess cash into a lease sweep reserve during a Lease Sweep Period.  A “Lease Sweep Period” will commence upon the first to occur with respect to a Lease Sweep Lease of (a) the date 12 months prior to the earliest stated expiration date under such lease (other than the PM Bedroom Gallery lease) or the date on which the tenant is required to give notice of its exercise of a renewal option, (b) the date that such lease is surrendered, cancelled, or terminated prior to its then current expiration date, (c) the date that any tenant under such lease goes dark, (d) an occurrence of an event of default under such lease or (e) the occurrence of a bankruptcy or insolvency proceeding involving the tenant (or its parent) under such lease.  A “Lease Sweep Lease” is defined as the Marketing Card Technology lease, the Valid USA lease, the PM Bedroom Gallery lease or any replacement lease that covers all or substantially all of the space covered by any one of the aforementioned leases.
 (5)  Represents six months of free rent associated with the Marketing Card Technology (“MCT”) leases.
 (6)  The “As Stabilized” Appraised Value accounts for (i) MCT’s free rent period burning off and (ii) the University Plaza property achieving stabilized occupancy of 92.0%; and represents the “As Stabilized” Appraised Value for the University Plaza property and the “As-is” Appraised Value for the Centre Circle property.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$39
Balloon Balance / Sq. Ft.:		$32
Cut-off Date LTV:		60.4%
Balloon LTV:		49.7%
Underwritten NOI DSCR:		1.94x
Underwritten NCF DSCR:		1.70x
Underwritten NOI Debt Yield:		12.5%
Underwritten NCF Debt Yield:		10.9%

TRANSACTION HIGHLIGHTS

■
Tenancy. The University Plaza property is 90.5% occupied as of January 27, 2014 by 10 tenants with the largest tenant being Marketing Card Technology (45.9% of the property NRA). MCT specializes in the manufacturing of credit cards, gift cards, etc. serving major international customers. The Centre Circle property is 100.0% occupied as of March 6, 2014 by Valid USA, a US subsidiary of a publicly traded Brazilian payment solutions company. Valid USA uses its space at the Centre Circle property to act as a third party contractor for the U.S. Postal Service and processes daily mail.

■
Market. The properties are located in Downers Grove, IL, adjacent to I-88 and I-355. O’Hare International Airport and Midway Airport are both located approximately 30 minutes away, providing convenient access to regional and international destinations.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Natixis Securities Americas LLC, KeyBanc Capital Markets Inc. and RBS Securities Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2014-LC15 (the “Offering Document”). The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN.   INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

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